UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04193

RSI Retirement Trust
(Exact name of registrant as specified in charter)

150 East 42nd Street New York, NY			10017
(Address of principal executive offices)			(Zip code)

150 East 42nd Street New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-772-3615

Date of fiscal year end:	September 30, 2006

Date of reporting period:	September 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

ANNUAL REPORT

RSI Retirement Trust

Core Equity Fund

Value Equity Fund

Emerging Growth Equity Fund

International Equity Fund

Actively Managed Bond Fund

Intermediate-Term Bond Fund

September 30, 2006

Broker/Dealer

Retirement System
Distributors Inc.

150 East 42nd Street, 27th Floor
New York, NY 10017-5633
1-800-772-3615
www.rsgroup.com

RSI Retirement Trust

is a registered trademark of Retirement System Group Inc. Any opinions or projections in this report are subject to change without notice and are not intended as individual investment advice. The information contained herein shall not be construed to be or constitute an offer or solicitation of an offer to buy units in the RSI Retirement Trust ("Trust"). Sales of units in the Trust may be made only in those states where such units are exempt from registration or have been qualified for sale. Total returns are based on historical results and are not intended to indicate future performance. Investment return and unit net asset value will fluctuate so that units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance or to obtain a prospectus, visit www.rsgroup.com, or call 1-800-772-3615. This material must be preceded or accompanied by a prospectus.

PRESIDENT'S MESSAGE TO FELLOW UNITHOLDERS

I am pleased to present this Annual Report to the unitholders of the RSI Retirement Trust (the "Trust"). This report covers the Trust's 2006 fiscal year, which spans the one-year period that recently ended on September 30, 2006. The period was certainly an eventful one, marked by ongoing geopolitical tensions, a new Chairman at the helm of the U.S. Federal Reserve (the "Fed"), six consecutive quarter point (0.25%) increases in the Federal Funds short-term interest rate followed by a pause in the Fed's tightening activity, rising and then retreating energy and commodity prices, strong but moderating economic growth, a gradually cooling housing market, alternately worrisome then contained inflation expectations, a mid-year downturn in both domestic and overseas equity markets (especially emerging market regions) and, finally, a flattening yield curve.

Against this economic backdrop, investors benefited from another year of generally strong domestic equity returns across the market capitalization spectrum (stocks of both large- and small-sized companies.) The case in point is demonstrated by the strong showing of the S&P 500® Index, a measure of the broad U.S. equity market, which gained more than 10.0% for the seventh time in the last ten of the Trust's fiscal years. Collectively, overseas equity markets were even stronger during the period, with the MSCI EAFE® Index (comprised of stocks of more than twenty developed countries in Europe, Australia and the Far East) just 0.4% shy of posting a total return of at least 20.0% for the fourth straight fiscal year. On the other hand, the environment was certainly more challenging for fixed-income investors as investment-grade bonds, measured by the Lehman Brothers U.S. Aggregate Bond Index, turned in a third straight fiscal year of lackluster returns.

But apart from the markets, the year will also prove eventful for all Americans working and saving towards a comfortable retirement, and for those of us in the industry striving to help retirement plan investors meet their long-term goals. The Trust is designed as a vehicle for investing retirement plan and IRA assets exclusively and so all of our unitholders will potentially be affected by the Pension Protection Act of 2006 ("PPA") enacted in September. PPA is sweeping legislation that impacts both qualified defined benefit and defined contribution retirement plans. While PPA contains far too many items to mention here, some of the key defined benefit pension plan rules that will change include those governing the following; minimum funding, tax deduction limits for plan sponsors, benefit payouts, lump sum distribution calculations and Pension Benefit Guaranty Corporation premiums. And if that were not enough, PPA also makes permanent certain important retirement plan related provisions within the Economic Growth and Tax Relief Reconciliation Act of 2001 that were scheduled to "sunset" at the end of 2006 or after 2010. These include catch-up contributions, the Saver's (tax) Credit and increased IRA contribution limits. Finally, PPA includes provisions that also significantly affect the rules covering defined contribution and, more specifically, 401(k) plans. One key provision encourages plans to automatically enroll employees and another provides guidance to providers for offering investment advice.

As mentioned above, the Trust is designed as a vehicle for investing retirement plan and IRA assets exclusively. It is comprised of six investment funds, four equity and two fixed-income, each with its own objectives and strategies. We believe that our defined benefit and defined contribution (401(k), profit-sharing, etc.) plan investors benefit from the Trust's multi-style, multi-manager approach which offers access to respected, institutional investment management firms that are specialists in their given area. This approach has diversification and risk management as two of the goals but, importantly, also seeks to meet reasonable, long-term performance expectations that will enable our investors to meet their retirement asset needs. Investment managers are hired to invest Trust assets according to the investment objectives, styles and strategies of each respective fund as designated by the Board of Trustees ("Trustees") and the adviser, Retirement System Investors Inc. The Trustees seek to hire specialist investment management firms that have demonstrated a consistent ability to achieve risk-adjusted results that have exceeded their respective asset class subset or style specific benchmarks.

The Trust's defined benefit plan investment program overlays a strategic asset allocation component on a plan's investments in the funds, further ensuring the appropriate diversification and risk level. For the fiscal year ending September 30, 2006, the Trust's Defined Benefit Plan Risk Category 2 program gained 8.6%, in line with average annual actuarial return assumptions. The largest contributors to results of the program over the 2006 fiscal year, on an absolute return basis, were the allocations to large-cap value stocks (via the Value Equity Fund) and non-U.S. equities (via the International Equity Fund). On the other hand, the stilted returns of the program's bond exposure (via the Actively Managed and Intermediate-Term Bond Funds), while certainly dampening volatility, was a drag on results following a sustained period of Fed rates hikes prior to the recent pause.

The Value Equity Fund posted double-digit results over the last year but the large-cap value equity stock universe in general exhibited stronger results, and has done so for the last several years. Further, the fund's performance has not met long-term expectations, and has underperformed its large-cap value mutual fund peers over the last several years. As the 2006 fiscal year came to a close, the fund's adviser, working in consultation with the Trustees, took action to address the performance deficit and restructure the fund. Two institutionally focused investment management firms, with distinct yet complementary investment styles, were hired to separately manage a portion of the assets of the fund. Effective early in fiscal year 2007 (November 15, 2006), the fund will pair LSV Asset Management's Russell 1000® Value enhanced index strategy with that of DePrince, Race & Zollo, Inc.'s deep value, income oriented discipline.

Once again, I encourage all of the Trust's investors and retirement plan sponsors to carefully read this report. We have strived to present information about the Trust's investment objectives, strategies, absolute and relative performance results, portfolio holdings and financial statements in a clear and concise manner. I welcome your questions and your feedback. On behalf of the Trustees and my fellow Trust officers, I thank you for allowing us to work to help you reach your retirement goals.

Sincerely,

William Dannecker
President, RSI Retirement Trust
November 2006

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW

EQUITY MARKET ENVIRONMENT

Global equity markets were strong in fiscal year 2006 (one-year period ending September 30, 2006) as the developed non-U.S. equity markets led the way. In fact, the MSCI EAFE® Index ("EAFE Index", representing securities in more than twenty countries in the developed non-U.S. equity markets) surged 19.7% in U.S. dollar terms, the S&P 500® Index (representative of the broad U.S. equity market) gained 10.8% on a total return basis, and the Russell 2000® Index of small-sized companies (i.e., with small capitalizations, "small-caps") returned 9.9%. However, the equity markets were not without plenty of volatility throughout the fiscal year and the EAFE Index was the only one out of the three mentioned above to provide a positive total return in each of the four quarters of the past year ended September 30, 2006. Meanwhile, this was the fourth consecutive fiscal year of double-digit returns for the S&P 500 Index, during which it surged 15.2% on an annualized basis. More impressive is the 23.7% average annual return of the EAFE Index over this same four-year period. U.S. value stocks continued to outperform their growth counterparts regardless of capitalization size. For the record, value companies (as measured by the Russell 3000® and 1000® Value indexes) have outperformed growth companies (Russell 3000 and 1000® Growth indexes) five out of the last six fiscal years (periods ended September 30, 2006.)

One of the most significant market events occurring during the past year was a change at the top of the U.S. Federal Reserve (the "Fed") as Ben Bernanke replaced Alan Greenspan in the Chairman's seat. Although the two gentlemen have diametrically opposed communication styles, their actions proved similar and Chairman Bernanke continued the Fed's inflation fighting ways by increasing short-term interest rates through the June meeting. However, as economic growth moderated and energy and commodity prices eased, the Fed paused in its tightening campaign through the rest of the fiscal year and into the first month of the 2007 fiscal year (October 2006). Economic data was uneven during the fiscal year with below-trend growth in three of the four quarters — the nearly 6.0% annualized advance in U.S. Gross Domestic Product during the first three months of calendar year 2006 was the lone bright spot. Inflation, on the other hand, continued to accelerate and reached new recent highs during the year. Even the Fed's favored personal consumption expenditure index remained above the 2.0% comfort level. The bottom line is that the Fed believes that the reduction in energy prices will dampen inflation and that economic growth is moderating to a more comfortable level. Therefore, the Fed's position as of this writing in October 2006 is that there is no need to increase short-term rates at the current time.

Retirement System Investors Inc., investment adviser to the RSI Retirement Trust (the "Trust"), believes that the economy will gain momentum once again after the housing market stabilizes over the next quarter or two. In addition, we feel confident that inflation pressures will continue to mount despite falling energy and commodity prices, particularly because of downward pressure on employment and increasing capacity constraints. Thus, we believe that the Fed may have to resume its tightening campaign once the housing market stabilizes and the economic tea leaves point to above-trend inflation.

Equity market valuations remain attractive relative to those in the fixed-income market despite four years of outsized gains. We expect corporate earnings to provide for continued price appreciation and solid to strong economic growth will lend further support. We continue to favor diversification into the non-U.S. equity markets, which at the very least, increases investors' opportunity set.

RSI RETIREMENT TRUST CORE EQUITY FUND

The Core Equity Fund seeks long-term capital appreciation. The fund invests in stocks of a broadly diversified group of high quality, medium-to large-sized companies with attractive valuations and earnings growth potential, and equity securities included in the S&P 500 Index. Under sub-advisory agreements with the investment adviser RSI, RCM Capital Management LLC ("RCM") manages approximately sixty percent of the assets of the fund, while Northern Trust Investments, N.A. ("Northern Trust") manages approximately forty percent.

For the one-year period ending September 30, 2006, the Core Equity Fund significantly lagged its broad market benchmark, the S&P 500 Index but easily bested its style benchmark index, the Russell 1000 Growth Index. Additionally, the fund easily outperformed its large-cap growth peers in its Lipper category for the same period (see data in table below.)

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

DIVERSIFICATION BY SECTOR1 - CORE EQUITY FUND

PORTFOLIO COMMENTARY - CORE EQUITY FUND

RCM

RCM uses a fundamentally based research process to uncover high quality growth companies and seeks to invest in these companies at valuations appropriate to their growth prospects.

Describe the investment environment during the 2006 fiscal year (one-year ended September 30, 2006).

U.S. equity markets provided investors with respectable returns over the last year, despite the threat of a slowing housing market, several increases in short-term interest rates, rising energy prices and ongoing geopolitical tensions. Investors witnessed significant changes in market sentiment over the period, and there were several shifts in sector leadership.

Equities rallied late in 2005 and into early 2006. The S&P 500 Index recorded its best calendar year opening quarter since 1999. However, after four consecutive quarters of positive returns, the second quarter of 2006 presented equity investors with losses across most size and style segments. Strong gains in U.S. equities over the first four months of 2006 began to erode after the Fed's May 10th policy meeting. The increasingly hawkish tone concerned investors that the Fed may raise rates too far, given the tendency to overshoot witnessed in prior cycles. Stocks delivered a comeback in the third quarter of 2006, posting solid returns across most segments.

Stock market leadership has recently shifted to favor stocks of large-sized companies. Small-caps are still slightly ahead of large-caps so far in 2006; however, their margin of outperformance has fallen since April. The extended cycle of value style leadership has created some unusual pricing anomalies. By at least one measure, large-cap growth stocks are trading at a discount to large-cap value stocks. If underlying earnings growth remains intact, we believe that the growth universe contains many bargains.

How did RCM's portfolio of the Core Equity Fund perform during the past year and what were the key factors that helped or hurt performance?

The portfolio's performance over the year trailed that of its broad market benchmark, the S&P 500 Index, but easily outpaced its secondary style benchmark, the Russell 1000 Growth Index. The substantial margin of value-oriented stock outperformance over growth was one of the largest factors that created a headwind to performance and contributed to the portfolio's underperformance of the broader index.

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

Computer related stocks were strong contributors to returns over the year, while several detractors came from other areas of Information Technology and from within the Energy sector.

Please cite one or more company-specific examples.

Apple Computer was a top contributor to returns. The stock corrected early in 2006, but has now rebounded by over 50% from its July low point. The company has gained market share and has certainly benefited from new product development. New products likely to reach the marketplace in 2007 include a full screen video iPod and an iPhone.

Also within the computer industry (Information Technology sector), our decision to own Hewlett-Packard over Dell was a good example of how the markets can reward and punish stocks within a single industry segment. It is disappointing to see Hewlett-Packard in the daily headlines regarding steps taken to stem leaks of confidential and strategic information by a Board member. Fortunately, however, Hewlett-Packard's business fundamentals remain strong. We remain confident in the company's ability to improve margins and take market share. The company is achieving its goals to improve profitability in its dominant printer business, and to reinvigorate what was a stagnant PC division. The stock has performed well throughout the adverse publicity, and has been trading near its 52-week high.

Baker Hughes was also a strong performer for the portfolio over the past year, meeting our expectations for superior absolute and relative performance in a volatile market. The company had above average exposure to strong trends in international exploration and production capital spending. We exited Baker Hughes in May to capture profits.

On the other hand, Autodesk was a major detractor from returns. The company targets design software for the architectural, land development, media and entertainment industries. The stock recently came under pressure regarding an internal review of its stock option program, which has created a near term overhang on the stock's performance. However, the fundamental drivers include a secular move from two- to three-dimensional design, which is only fifteen percent penetrated and has higher average selling prices. The company also has significant operating margin expansion opportunities.

Additionally, the recent fall in energy prices adversely affected several of the portfolio's Energy related stocks. The fall was prompted by several factors, including near term easing of tensions in the Middle East, seasonal weakness, the end of peak driving season, healthy inventory levels of refined products and a large Gulf of Mexico discovery that challenged the "peak oil production" viewpoint. In our assessment, the price of oil is reaching the lower end of its recent trading range. There has been no change to the positive secular case of tight oil supply from increasingly unstable areas and growing demand.

What is your outlook and strategy for the coming year?

Our strategy remains to focus on high quality large-cap growth stocks, while endeavoring not to pay too much for that growth profile. Despite the headwinds of a market that has favored value styles, we view the fundamentals of the large-cap stocks in our universe as increasingly attractive, supported by diversified revenue streams, strong balance sheets, large cash balances, strong profitability and new product cycles.

Consensus appears to be shifting towards our outlook for slower economic growth. Housing market weakness, energy prices that remain at high levels despite recent drops, and the delayed impact of seventeen interest rate hikes are the most often cited reasons. Despite short-term interest rate hikes, many homeowners exposed to adjustable rate mortgages have been able to refinance into longer-term fixed rate loans at relatively attractive levels. Importantly, the corporate sector remains healthy, supported by diversified revenue streams, strong balance sheets, large cash balances, strong profitability and/or new product cycles.

Risks to the outlook include a housing induced recession, a significant change in consumer spending, an unexpected pickup in inflationary pressures, and an increase in geopolitical tensions. We do not see inflation as a likely near term challenge to equity markets, nor do we expect the economy to fall into recession. Importantly, the November U.S. Congressional election may result in leadership changes. If so, a shift in policy may alter the outlook for certain groups of stocks.

In this somewhat uncertain environment characterized by slowing growth, we strongly believe that U.S. large-cap growth stocks offer one of the most attractive risk-return profiles in the stock market today.

How is the RCM portfolio currently positioned?

The portfolio held overweight positions (vs. the S&P 500 Index) in Technology and Health Care at fiscal year-end. In the most recent months, we have added to Health Care stocks. The portfolio's largest Health Care positions include pharmaceutical

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

company Wyeth, and biotechnology firm Gilead Sciences. The largest Information Technology position was top ten holding, Hewlett-Packard. Financials represented the Fund's largest sector underweight position at year-end vs. the broad benchmark index.

The portfolio's expected earnings growth rates remain substantially higher than those of the primary benchmark, the S&P 500 Index, and stronger than the growth rates for the Russell 1000 Growth Index as well. We believe that the portfolio holds companies with solid earnings growth prospects that can do well in a range of possible environments.

Northern Trust

Northern Trust uses an index approach, seeking to track the performance of the Core Equity Fund's broad market benchmark, the S&P 500 Index. Using a replication strategy, the manager selects securities based upon their inclusion in the index, and purchases them in approximately the same weightings.

Describe the investment environment during the 2006 fiscal year (one-year ended September 30, 2006).

During the period stocks of large-sized companies, as represented by the S&P 500 Index, returned 10.8%. These large-cap stocks outperformed both midcap stocks, as measured by the S&P Midcap 400 Index, which returned 6.6% and small-cap stocks, as measured by the Russell 2000 Index, which returned 9.9%.

How did Northern Trust's portfolio within the Core Equity Fund perform during the past year and what were the key factors that impacted performance?

Obviously, as the portfolio seeks to closely track the S&P 500 Index, total return essentially rose and fell with the index. During the year, Telecommunication Services was the best performing sector in the index, returning 25.7%. Financials, with a 22.3% weighting in the index, also showed a solid gain, rising by 20.5%. The Energy sector, representing 9.3% of the index, was one of the worst performing sectors, rising 3.51%, only slightly ahead of Information Technology, which gained 3.3% for the year.

Please cite one or more company-specific examples.

During the year ending September 30, 2006, there were twenty-nine additions and deletions to the S&P 500. One notable addition was the inclusion of Google on March 31, 2006. Google was added to the index with an approximate weight of 0.7%, representing 4.5% of the Information Technology Sector.

What is your outlook and strategy for the coming year?

As designed, the portfolio's return should closely track that of the S&P 500 Index. Going forward, we will continue to follow a passive strategy designed to provide returns that approximate those of the benchmark index.

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

PERFORMANCE RESULTS - CORE EQUITY FUND

Growth of $10,000 - Core Equity Fund

Average Annual Total Return
For Periods Ending September 30, 2006

	1 Year	3 Years	5 Years	10 Years
CORE EQUITY FUND	8.34%	9.49%	2.92%	5.05%
S&P 500 Index	10.79	12.30	6.97	8.59
Russell 1000 Growth Index	6.04	8.35	4.42	5.46
Lipper Large-Cap Growth Funds Average*	3.53	7.74	3.60	5.37

*Prior to August 2005, the Core Equity Fund was classified by Lipper Inc. as a Large-Cap Core Fund.

All performance results reported herein are net of management fees and all related expenses, unless otherwise noted. Total return includes changes in share price and reinvestment of dividends and capital gains distributions, if any. The performance quoted represents past performance and does not indicate or guarantee future performance. Investment return and unit net asset value will fluctuate so that units, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance for the investment funds of the RSI Retirement Trust, or to obtain a prospectus, visit www.rsgroup.com. This material must be preceded or accompanied by a prospectus. All market index results that appear in this report are gross, since they are not subject to expenses.

Returns for the Lipper Average are provided for comparison. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees, if any. See Additional Information for a description of each index and the Lipper classification.

RSI RETIREMENT TRUST VALUE EQUITY FUND

The Value Equity Fund seeks income and capital appreciation by investing in a diversified portfolio of stocks with below-average price-to-earnings ratios and above-average growth prospects. The fund's portfolio typically has a dividend yield that is higher than the market itself. RSI is the investment adviser of the fund and Shay Assets Management, Inc. ("Shay") is the sub-adviser.

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

DIVERSIFICATION BY SECTOR1 - VALUE EQUITY FUND

PORTFOLIO COMMENTARY - VALUE EQUITY FUND

Shay

The portfolio manager's relative valuation discipline is predominantly reliant on fundamental, bottom-up stock selection. The aim is to produce above-market returns by uncovering stocks whose current prices do not adequately reflect their ability to grow earnings and dividends over time.

Describe the investment environment during the 2006 fiscal year (one-year ended September 30, 2006).

The overall economic environment once again proved favorable for stocks as most of the major market indices, primarily driven by strong earnings growth, finished the fiscal year at or near multi-year highs. In fact, companies in the S&P 500 have grown earnings at double-digit rates for twelve consecutive quarters, a remarkable achievement. This earnings growth, combined with the belief that the Fed may be at the end of its rate tightening cycle provided equities with the necessary components to advance to new highs.

How did the Value Equity Fund perform during the past year and what were the key factors that helped or hurt performance?

The fund posted a healthy net performance gain of 12.2%, although its benchmark, the Russell 1000 Value Index, gained an even stronger 14.6% over the same period. On the other hand, the fund's double-digit return was marginally higher, by 0.2%, than the average return of its peers in the Lipper Large-Cap Value category (see data in table below.)

We began the fiscal year in October 2005 with a sizable overweight position (vs. the Russell 1000 Value) in the Energy sector. Leading up to October 2005, the fund had maintained an overweight position for several years and produced sizable gains in the Energy sector. However, we decided to begin taking some profits during the past year, and thereby reduced the fund's Energy stake from approximately eighteen percent at the start of the current fiscal year, to a little over one percent at the close.

Although overall the fund's holdings in Financials performed well, the sizable underweight in the sector, averaging less than twenty-five percent of assets during the past year versus approximately thirty-six percent for the Russell 1000 Value Index, resulted in a negative impact on relative performance.

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

Please cite one or more company-specific examples.

Performance benefited significantly from several holdings that had exceptional returns. JP Morgan Chase & Co., the fund's second largest holding as of September 30, 2006, increased in value by 38% over the last year. Strong revenue growth combined with cost savings from recent mergers helped the company grow earnings in excess of twenty percent over the last year and the stock responded. The company also pays a healthy dividend and trades at a very modest valuation. AT&T Inc. was another strong performer for the fund. AT&T is capitalizing on the expense savings that are being realized from the integration of three companies SBC, AT&T and BellSouth Corp. All three companies, along with their wireless divisions, will be under the AT&T Corporation in the near future. The cost savings will be immense and Wall Street has recently begun to recognize this earnings enhancement catalyst.

During the latter part of the current fiscal year, we increased the fund's investments in the Information Technology sector, which represented approximately fifteen percent of assets at the close of year. In our opinion, many of these holdings had valuations that were just too compelling to ignore. As of this writing, companies such as Applied Materials, Nokia and IBM are trading at steep discounts to their historical valuations and we believe, represent excellent value.

What is your outlook and strategy for the coming year?

The overall outlook for the market continues to be favorable. Although we may be entering a period of slightly slower economic activity, a recession seems highly unlikely at this point. As long as inflation stays in check, corporate profits should continue to grow. Moreover, with the market trading at an average of approximately fifteen times forward earnings, additional upside seems likely.

PERFORMANCE RESULTS - VALUE EQUITY FUND

Growth of $10,000 - Value Equity Fund

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

Average Annual Total Return
For Periods Ending September 30, 2006

	1 Year	3 Years	5 Years	10 Years
VALUE EQUITY FUND	12.15%	14.32%	7.85%	11.04%
Russell 1000 Value Index	14.62	17.25	10.73	11.20
Lipper Large-Cap Value Funds Average	11.99	14.08	8.02	8.51

All performance results reported herein are net of management fees and all related expenses, unless otherwise noted. Total return includes changes in share price and reinvestment of dividends and capital gains distributions, if any. The performance quoted represents past performance and does not indicate or guarantee future performance. Investment return and unit net asset value will fluctuate so that units, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance for the investment funds of the RSI Retirement Trust, or to obtain a prospectus, visit www.rsgroup.com. This material must be preceded or accompanied by a prospectus. All market index results that appear in this report are gross, since they are not subject to expenses.

Returns for the Lipper Average are provided for comparison. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees, if any. See Additional Information for a description of the index and Lipper classification.

RSI RETIREMENT TRUST EMERGING GROWTH EQUITY FUND

The Emerging Growth Equity Fund seeks capital appreciation by investing in companies with small market capitalizations, which may include rapidly growing, emerging companies. Under sub-advisory agreements with RSI, Batterymarch Financial Management, Inc. ("Batterymarch") manages approximately sixty percent of the fund's assets and Neuberger Berman Management, Inc. ("Neuberger Berman") manages approximately forty percent.

The Emerging Growth Equity trailed its market benchmark index, the Russell 2000, and its peers in the Lipper Small-Cap Core Fund category, both by a wide margin, for the one-year period ended September 30, 2006 (see data in table below.)

DIVERSIFICATION BY SECTOR1 - EMERGING GROWTH EQUITY FUND

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

PORTFOLIO COMMENTARY - EMERGING GROWTH EQUITY FUND

Batterymarch

Batterymarch seeks good companies with strong fundamentals and believes that stocks without these qualities will ultimately underperform. The portfolio holds stocks that score attractively relative to their peers across the multiple dimensions of the manager's stock selection model. Batterymarch uses a bottom-up, quantitative strategy based on fundamental principles. The stock selection process runs daily, ranking the relative attractiveness of 3,000 liquid stocks across multiple dimensions, including cash flow, earnings growth, expectations, value, technical issues and corporate signals. The process incorporates stringent risk control and cost-efficient trading.

Describe the investment environment during the 2006 fiscal year (one-year ended September 30, 2006).

Equity returns were strong across market capitalizations in the U.S. for the fiscal year ended September 30, 2006; the Russell 2000 (small-cap stocks) was up 9.9%, while the Russell 1000 (representing large-cap companies) had a return of 10.3% and the Russell Midcap® Index (comprised of mid-sized company stocks) was up 9.6%. However, these returns masked a number of sharp reversals over the period, particularly within small-cap stocks. In fact, most of the positive performance for small-caps occurred during the second fiscal quarter (first three months of calendar year 2006) amid a strong environment for equities globally across sectors.

While investor concern focused on the Fed's interest rate hikes, the housing market, inflation and energy prices, during the year the best performing small-caps were within the Telecommunication Services, Materials and Industrials economic sectors. Energy actually had a negative return for the year despite price increases through early August, and the sector experienced several rotations in performance over the period. The sector was down substantially in the first fiscal quarter last autumn, a reaction to a previous steep run-up, then had strong returns during the second and third quarters, and headed down during the quarter ending September 30, 2006. During late August and September oil prices declined precipitously as the oil price premium assigned for the expectation of hurricanes, which had boosted the price of crude, gradually dissipated, as did the geopolitical risk premium, as risks associated with war in the Mideast declined.

How did Batterymarch's portfolio within the Emerging Growth Equity Fund perform during the past year and what were the key factors that impacted performance?

While the portfolio participated in the small-cap rise for the period, it underperformed its benchmark, the Russell 2000 Index. For the year, stock selection detracted, chiefly due to holdings within the Information Technology sector. On the other hand, the portfolio had positive selection for the period within Telecommunication Services and Energy.

The impact of sector allocations for the period was negative, as performance for sectors favored by Batterymarch, such as Energy, suffered significant reversals. However, the overweight in Materials benefited the portfolio overall, though that sector also struggled in the latter months.

Much of the shortfall in performance occurred during the months of July and August, a period when our disciplined approach to seeking companies with solid fundamentals was not rewarded. Our quantitative stock selection model suffered in a market environment characterized by short, sharp reversals, driven by the perceived end to rising interest rates and declining commodity prices. In the sentiment-driven rally, investors shifted dramatically away from Energy, Materials and Industrials stocks, although fundamentals for these stocks remained strong. Investors focused instead on consumer-oriented sectors and interest rate sensitive names, without an improvement in the precarious position of the U.S. consumer to support the move. This flow of assets had an adverse effect on the portfolio as investors sold what our models most favored and bought what our models found least attractive.

Please cite one or more company-specific examples.

Terex Corp., which makes construction, road-building and mining equipment, was the top contributing stock for the fund over the one-year period. The stock was up over 100% through early July, when it was sold.

The fund's biggest detractor for the period was the holding in homebuilder Technical Olympic USA. The company, like many in that industry, announced in June that new orders were down from the previous year.

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MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

What is your outlook and strategy for the coming year? How is the portfolio currently positioned?

The portfolio continues to be invested in stocks that rank attractively relative to their peers across the dimensions of our stock selection model, and portfolio fundamentals continue to compare favorably with the benchmark, the Russell 2000. Looking forward, our models continue to favor Energy and Materials stocks, while underweighting Information Technology-related securities.

We continue to find many attractive stocks with solid fundamentals and strong prospects across sectors. Our models look to continued but moderating global economic growth and are finding some of the best opportunities in sectors that are not dependent upon discretionary consumer spending.

Neuberger Berman

Neuberger Berman's small-cap strategy utilizes fundamental bottom-up analysis seeking quality small company stocks with a combination of growth and value characteristics — high potential growth, trading at attractive prices. The manager looks for companies with strong fundamentals, especially those with established franchises and long product cycles that will help sustain growth and maintain profit margins.

Describe the investment environment during the 2006 fiscal year (one-year ended September 30, 2006).

The past year produced generally positive, but varied returns for financial markets. The period could be characterized by ongoing monetary tightening (for the majority of the period), rising intermediate- and longer-term interest rates and a flattening (and at times inverted) taxable yield curve. Also during the recently ended fiscal year 2006, corporate earnings growth trends continued at a robust pace, evidenced by successive quarters of double-digit growth in year-over-year earnings.

Most major equity and fixed-income averages and indices posted increased total returns; with the exception of very long maturity, U.S. government segments, which produced marginally negative total returns.

Among domestic equity markets, value stocks handily outperformed their growth counterparts across all market-cap segments. Examining performance based on market-capitalization ranges, broad large-cap returns were ahead of those of mid- and small-cap issues; however, the spread between absolute return levels was not substantial (the Russell 1000 Index outpaced the Russell 2000 by just 0.3% and the Russell Midcap Index by 0.7%). Throughout the full year period, investor focus and sentiment appeared more biased toward a preference for lower quality, more richly valued and more volatile companies — many of which possessed a history of poor operating results (and in the case of small-cap issues, instances of no earnings). Although there were some periods when interest moved toward high quality, lower volatility and more defensive companies, it would then shift back in the direction of higher-beta issues that were viewed as more sensitive to market conditions and positioned to more fully participate in up- market moves.

How did Neuberger Berman's portfolio within the Emerging Growth Equity Fund perform during the past year and what were the key factors that helped or hurt performance?

Within this environment, the Neuberger Berman managed portion of the Emerging Growth Equity Fund and its benchmark, the Russell 2000 Index both posted gains for the fiscal year; however, the portfolio's performance significantly lagged that of the index.

In terms of relative return, the portfolio's performance was hindered by weakness in stock selection and sector allocation. Stock selection impact was the more damaging factor as the performance of Consumer Discretionary, Industrials and Financials holdings detracted most from stock contribution, with negative marks among other sectors as well. Sector allocation was just barely negative — weakness in Financials and Materials (portfolio was underweight these relatively strong benchmark sectors) outweighed the positive contribution from Industrials (substantial overweight to a strong sector), Health Care and Information Technology (portfolio was underweight these weak benchmark sectors).

Please cite one or more company-specific examples.

In absolute terms, five economic sectors within the portfolio provided positive contribution, while three declined, and two were without investment representation (Telecommunication Services and Utilities). Industrials produced the most significant contribution, with Financials, Information Technology, Materials, and Consumer Staples providing positive but less significant impact. The branded and generic pharmaceutical provider K-V Pharmaceutical Co. (Health Care sector), oil and gas services

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MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

and products provider TETRA Technologies (Energy) and human resources consultant Watson Wyatt Worldwide (Industrials) provided the greatest individual company contributions over the period. The three sectors to exhibit outright declines were Consumer Discretionary, Energy and Health Care, with the first substantially weaker than the last two. Journal Register Co., sold towards the end of the fiscal year, (Consumer Discretionary - publishing) and CARBO Ceramics (Energy — natural gas and oil well services provider) were the weakest performers over the period.

What is your outlook and strategy for the coming year? How is the portfolio currently positioned?

Although the portfolio's returns lagged those of its benchmark significantly over the past year, we have made few changes in allocation and orientation. Exposure to media and publishing issues has been reduced; the pressure on these segments has intensified as a result of continued negative trends in ad rates and revenue growth, while anticipated consolidation has not materialized. Where our sector allocations have differed from the benchmark (Russell 2000), we have largely maintained these allocations based on confidence in attractive individual company fundamentals. For example, in Industrials, our substantial overweight is the result of an eclectic mix of differentiated companies often with major installed customer bases, significant after-market sales volumes and high levels of recurring revenue. These companies represent a wide range of businesses, as disparate as traditional manufacturers and business services firms. Within the Energy sector, we believe that current stock reactions are overdone and that commodity price levels will remain healthy, as demand is relatively robust and supply geologically constrained.

Accordingly, we maintain our long-standing investment philosophy and remain focused on companies with consistent earnings growth, superior profitability — above-industry average cash return on invested capital ("CROIC"), considerable free cash flow, recurring revenue streams (consumables, subscription & recurring services businesses), high barriers to entry — difficult for competitors to duplicate product/service, strong balance sheets, high levels of insider ownership and significant appreciation potential — compelling price-to-earnings ratios, and finally, relative value.

PERFORMANCE RESULTS - EMERGING GROWTH EQUITY FUND

Growth of $10,000 - Emerging Growth Equity Fund

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

Average Annual Total Return
For Periods Ending September 30, 2006

	1 Year	3 Years	5 Years	10 Years
EMERGING GROWTH EQUITY FUND	2.07%	11.21%	2.93%	2.56%
Russell 2000 Index	9.92	15.48	13.78	9.06
Lipper Small-Cap Core Funds Average*	7.55	15.46	13.53	10.24

*Prior to January 2003, the Emerging Growth Equity Fund was classified by Lipper Inc. as a Small-Cap Growth Fund.

All performance results reported herein are net of management fees and all related expenses, unless otherwise noted. Total return includes changes in share price and reinvestment of dividends and capital gains distributions, if any. The performance quoted represents past performance and does not indicate or guarantee future performance. Investment return and unit net asset value will fluctuate so that units, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance for the investment funds of the RSI Retirement Trust, or to obtain a prospectus, visit www.rsgroup.com. This material must be preceded or accompanied by a prospectus. All market index results that appear in this report are gross, since they are not subject to expenses.

Returns for the Lipper Average are provided for comparison. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees, if any. See Additional Information for a description of the index and Lipper classification.

RSI RETIREMENT TRUST INTERNATIONAL EQUITY FUND

The International Equity Fund seeks capital appreciation by investing in stocks of well-established companies that are headquartered in foreign countries. While holdings are concentrated in the larger, established markets abroad, investments may also be made in emerging markets. RSI is the investment adviser, and the fund is sub-advised by Julius Baer Investment Management LLC ("Julius Baer").

DIVERSIFICATION BY GEOGRAPHIC DISTRIBUTION1 - INTERNATIONAL EQUITY FUND

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

PORTFOLIO COMMENTARY - INTERNATIONAL EQUITY FUND

Julius Baer

Julius Baer constructs a broadly diversified core portfolio driven by dynamic sector and company fundamental analysis. The manager's investment process applies different strategies for different regions of the world, utilizing bottom-up analysis for developed markets, a top-down macro-economic approach for emerging markets and a hybrid tactic for Japan.

How did the international (non-U.S.) markets perform during the 2006 fiscal year (one-year ended September 30, 2006)?

The MSCI EAFE Index produced a 19.7% return for the period. (Bear in mind however, that this index represents securities in more than 20 developed market countries, but does not include any emerging markets exposure.) After a difficult start to the fiscal year in October 2005, international equity markets were able to post gains for the final three months of 2005. 2006 started on a strong note but markets experienced volatility in the middle part of the year in the aftermath of the U.S. Fed hike in short-term rates in May. Fearing growing inflationary pressures and future interest rates hikes, investors became risk averse and markets declined, in some cases substantially. However, by the end of June, markets rebounded despite an additional Fed increase as investors anticipated that future rate hikes may be on hold. Almost all markets posted positive returns during the final three months of the fiscal year (July, August and September 2006). Emerging markets, which suffered during the mid-year downturn, have since performed on par with developed countries and remain fundamentally solid. European markets continued to benefit from corporate restructuring, driven by a wave of merger and acquisition and private equity activity. During the final months of 2005, Japanese equities performed strongly, though Japan has been the weakest of large, developed markets thus far in 2006.

How did the International Equity Fund perform during the past year and what were the key factors that helped or hurt performance?

For the fiscal year, while the International Equity Fund's net performance trailed its broad market benchmark, the MSCI EAFE Index, results were strong enough to outperform the average return of its mutual fund peers, as represented in the Lipper International Large-Cap Core Funds category (see data in table below.)

Despite periods of volatility over the past year, the greatest portion of the fund's outperformance came from our exposure to emerging markets, in particular Russia and India. Our Hungarian exposure averaged approximately one percent of the portfolio for the period but was the largest detractor among emerging markets.

An overweight position (relative to MSCI EAFE) to Continental Europe benefited returns, but this was slightly dampened by stock selection in that region. Holdings in Germany, Italy and Sweden were standouts while those in Norway and Ireland detracted.

Our German holdings were focused in specific areas we found attractive, one of which was transportation-related companies. We continue to find value and growth opportunities in global infrastructure stocks such as airport and seaport operators as well as toll road construction companies. Retail and real estate-related companies are two other areas of interest and during the year, an improving business climate and increasing consumer confidence in Germany boosted the price of many of these types of companies held by the fund.

Our Italian exposure has been focused on the country's "popolare" banks (i.e., regional co-operatives with one-shareholder, one-vote governance). These banks typically have a regional focus, strong local market share and cater to small and mid-size enterprises, as well as individuals. The investment rationale is based on the belief that the sector was ripe for merger and acquisition activity, which we witnessed throughout the past year and which we believe will continue. A portion of the fund's Swedish holdings were also centered on the banking industry given the attractive valuation levels of Scandinavian financial institutions relative to their continental peers and the expectation that the region's consumers would become more significant users of credit.

Energy holdings in Norway and Ireland were the main reasons those countries detracted from returns. While the fund's Energy allocation overall was the largest contributor to performance on a sector basis, specific holdings in Norway and Ireland were weak performers. During the review period, we shifted from an overweight position to an underweight allocation to Energy, both moves proving beneficial to returns. We currently favor both the relatively inexpensive reserves in Russia and those companies with long-lived reserves given that "finding" costs (such as deep-sea drilling) are rising.

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MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

Japan was the weakest of the major developed markets during the period and our underweight position boosted returns. We continue to be unenthusiastic about Japan due to a number of factors including the nation's rising interest rates and our belief that company valuations are demanding. While the country performed well early in the period, as long-term investors, we found better value in other markets. More recently, investors appeared concerned about the impact that any slowdown in consumer demand, especially from the U.S., will have on the country's export sector. This drove down the price of export-related companies, which we tend to favor, and slightly diminished the benefit of our allocation decision.

Throughout the period, we maintained an underweight position to the United Kingdom ("UK") based on our concerns about the country's growth prospects and the impact it would have on the corporate sector. Given that the UK market is a traditionally defensive market with the MSCI EAFE Index skewed towards companies in the utility, pharmaceutical, energy and food and beverage industries, it has tended to outperform in more difficult economic conditions. The period of volatility during the fiscal year under review was no exception and while the fund was rewarded for the underweight allocation during much of the period, it was hurt during the more turbulent times resulting in an overall neutral effect on performance. However, stock selection within the country was strong and made a positive contribution to returns.

Please cite one or more company-specific examples.

Within the emerging markets, Sberbank RF and OAO Gazprom in Russia were strong contributors, as was the fund's position in the State Bank of India.

Hungarian OTP Bank, which comprised approximately half of our weighting in that market during most of the year, suffered a drop in price amid the pockets of weakness in emerging markets. Additionally, the bank announced that profit growth slowed in the first calendar quarter of 2006 as increased competition in Hungary was narrowing its interest rate margins.

A particularly strong performer within our transportation/infrastructure allocation was the German company Fraport AG, the airport operator whose properties include the European hub in Frankfurt.

Strong performers within our banking investments included holdings such as UniCredito Italiano (Italy) and Skandinaviska Enskilda Banken (Sweden), both of which were among the top ten contributors to performance for the year.

Energy holdings in Statoil (Norway) and Dragon Oil (Ireland) were the main reasons those countries detracted from returns.

What is your outlook and strategy for the coming year? How is the fund currently positioned?

Today's global imbalances, coupled with increased speculative investment, make it a difficult balancing act to remain defensively positioned yet able to participate in market rallies. As described above, we continue to maintain many of the convictions that were held over the past year. Specifically, we still believe Continental Europe remains relatively strong and our focus continues to be on those industries most prone to the wave of restructuring and mergers and acquisitions that are taking place (e.g., Italian banks). In Germany, based on the increased levels of consumer confidence, we will continue to seek well-priced consumer-related and real estate companies. We still believe that emerging markets have strong underpinnings and valuation levels that are more reasonable than certain developed markets. We continue to favor Eastern and Central Europe in particular, given that they are more insulated from any slowdown in the U.S. consumer than either Asia or Latin America.

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

PERFORMANCE RESULTS - INTERNATIONAL EQUITY FUND

Growth of $10,000 - International Equity Fund

Average Annual Total Return
For Periods Ending September 30, 2006

	1 Year	3 Years	5 Years	10 Years
INTERNATIONAL EQUITY FUND	18.71%	22.24%	11.86%	5.83%
MSCI EAFE Index	19.65	22.80	14.70	7.18
Lipper International Large-Cap Core Funds Average	17.43	19.84	11.70	6.58

All performance results reported herein are net of management fees and all related expenses, unless otherwise noted. Total return includes changes in share price and reinvestment of dividends and capital gains distributions, if any. The performance quoted represents past performance and does not indicate or guarantee future performance. Investment return and unit net asset value will fluctuate so that units, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance for the investment funds of the RSI Retirement Trust, or to obtain a prospectus, visit www.rsgroup.com. This material must be preceded or accompanied by a prospectus. All market index results that appear in this report are gross, since they are not subject to expenses.

Returns for the Lipper Average are provided for comparison. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees, if any. See Additional Information for a description of the index and Lipper classification.

FIXED-INCOME MARKET ENVIRONMENT

The investment-grade U.S. fixed-income market struggled through another lackluster year in fiscal year 2006. The Lehman Brothers U.S. Aggregate Bond Index (covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market) gained 3.7% for the one-year period ending September 30, 2006, due primarily to a strong final quarter, following a 2.8% advance in the previous fiscal year. More specifically, the index was up 3.8% during the third calendar quarter of 2006 following three quarters of essentially flat returns. There is no doubt that the Fed's tightening campaign has been weighing

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MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

on the bond market since mid-2004. The Fed raised the Federal Funds target rate at seventeen consecutive meetings held from June of 2004 to June of 2006 in an attempt to maintain price stability and moderate U.S. economic growth, with the target rate increasing from 1.00% to 5.25% during the period. However, as growth appeared to moderate in July and August of this year and as inflation growth slowed, due primarily to retreating energy and commodities prices, the Fed held rates steady at its August and September meetings. Market expectations have now reversed from Fed tightening to easing as we head into the next year (and they since have refrained from increasing rates at the October 2006 meeting.) Of course, whether or not the Fed takes any action will depend on the prevailing economic scenario at the time of their future meetings.

In this environment, the yield on the 10-year U.S. Treasury note exhibited ample volatility during the year - it actually traded within a 91 basis point range during the recently ended fiscal year. In fact, the 10-year yield opened in October 2005 at its low for the fiscal year, yielding 4.3% (a yield that was hit three other times during the year), rose to 5.3% by the end of June and then declined to 4.6% by fiscal year-end.

Within the investment-grade segment of the market, it was the securitized mortgage- and asset-backed arenas that led the way, each posting a 4.2% gain for the year. Meanwhile, corporate bonds averaged gains of 3.4%, while U.S. government bonds were up about the same, 3.3%. For comparative purposes, issues below investment-grade, also known as high yield bonds, as measured by the Lehman Brothers U.S. Corporate High Yield Index, followed suit with the equity markets and enjoyed an 8.1% increase over the fiscal year.

Once again, one should not expect too much from the bond market for the coming year given current yield levels, although this could change should the Fed begin to ease rates as the market anticipates. Retirement System Investors does not expect the Fed to ease rates in early 2007. In fact, we feel that the Fed may have to resume tightening once housing stabilizes and inflation begins to rise once again. We believe the bond market is poised for another uninspiring yet volatile year.

RSI RETIREMENT TRUST ACTIVELY MANAGED BOND FUND

The Actively Managed Bond Fund seeks to maximize both principal appreciation and income return and invests in high quality, fixed-income securities, U.S. government and high-grade corporate debt issues, without limit as to maturity. The quality of holdings of the fund is restricted to single "A" or better at the time of purchase, and at least 65% of the assets must be in U.S. government or agency issues. RSI is the investment adviser of the fund and Shay Assets Management, Inc. ("Shay") is the sub-adviser.

DIVERSIFICATION BY SECTOR1 - ACTIVELY MANAGED BOND FUND

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

PORTFOLIO COMMENTARY - ACTIVELY MANAGED BOND FUND

Shay

How did the fixed-income market perform during the past fiscal year (one-year ended September 30, 2006)?

The U.S. 10-year Treasury note, which serves as a benchmark for everything from home mortgages to corporate bonds, began fiscal year 2006 at a respectable 4.3%. By mid-April 2006, the yield climbed past 5.0% for the first time since 2002. It continued to rise until it reached its 52-week high of 5.3% at the end of June, but retreated thereafter to end the fiscal year at 4.6%. The spread between the 2- and 10-year yields remained tight over the year, averaging less than 4 basis points (0.04%). The spread was at its widest point during October 2005 when it recorded 23 basis points. Toward the end of February 2006 the spread reached the narrowest point in the previous five years at -16.3 basis points.

Agency securities (securities issued by U.S. government-sponsored entities and federally related institutions) in the 10-year segment of the curve fared better than Treasuries, returning 2.9% versus 2.2%, respectively, for the year. Opportunities in the callable agency market, particularly those with varying degrees of lockout were well received. 10-year structures with 6% coupons at par or slight discounts were printed during the midsummer backup in rates.

The mortgage-backed securities market outperformed its top-rated counterparts for the year ended September 30, 2006 as the extra yield and variety of products lured investors seeking return. The asset-backed mortgage class outperformed all other classes over the same period.

How did the Actively Managed Bond Fund perform over the past year and what were the key factors that impacted the performance?

For the year, the Actively Managed Bond Fund's performance results trailed slightly behind its market benchmark, the Lehman Brothers U.S. Aggregate Bond Index, but were comfortably ahead of the average return of its mutual fund peers, members of the Lipper General U.S. Government Funds category (see data in table below.)

The fund's overweight, relative to the benchmark, in high quality CMOs (collateralized mortgage obligations, agency and private label combined) was a positive contributor to the fund's performance over the fiscal year. Many factors affected the fixed-income markets this past year, especially oil, inflation worries, the economic slowdown, and the housing market. Uncertainty in the markets as to the future direction of interest rates exposed investors to interest rate and extension risk. This, coupled with ever-present geopolitical risks, will dramatically affect a portfolio if securities are not carefully selected. With these factors in mind, we maintained a course of low risk tolerance when selecting securities for the portfolio. Carefully earmarking and subsequently buying agency debentures and CMOs and some top-rated, well-seasoned private label CMOs, the fund reaped the benefits of rallies in the marketplace. Moreover, in anticipation of a Fed that will ultimately lower rates, we have been adding on securities, primarily mortgages, with upside potential in a low interest rate environment, lockout of rates and little or no premium prices. These have already begun to perform well.

What is your outlook for the coming year and how is the fund currently positioned?

It is widely believed that the Fed will not raise its benchmark interest rate at either of the two meetings remaining in this calendar year. Moreover, the futures markets have already integrated a rate cut in early 2007. We believe that the housing slowdown will impact economic growth well into 2007. Home sales have slowed down, but prices are not falling off nationally — yet. It is our belief that this slowdown will return to normal from an unsustainable boom during the first half of the decade. The jury is still out on the pace of the slide however. Investors should view the expected slow economic growth as an opportunity to move up in quality among bonds. In our opinion, the incremental yield on lower quality bonds is simply not worth the credit risk. Our strategy is to seek only top tier corporate securities for purchase. These securities are liquid and A-rated (or better) by two rating agencies. Overall, we believe that the best strategy is to be defensive, retain a well-diversified portfolio and maintain high credit quality.

The fund began fiscal year 2006 with an average maturity and modified duration of 5.1 and 3.6 years, respectively. At the end of September 2006, the majority of holdings in the fund were in the 5- to 10-year portion of the curve and the average maturity rose to 6.7 years while the duration increased to 5.6 years. This extension is a consequence of security selection as well as the effect of a slowdown in mortgage prepayments on existing mortgage-backed securities holdings. The Lehman Brothers Aggregate Bond Index had an average maturity of 7.1 years and average modified duration of 4.6 years at the close of the fiscal year.

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

PERFORMANCE RESULTS - ACTIVELY MANAGED BOND FUND

Growth of $10,000 - Actively Managed Bond Fund

Average Annual Total Return
For Periods Ending September 30, 2006

	1 Year	3 Years	5 Years	10 Years
ACTIVELY MANAGED BOND FUND	3.30%	2.95%	3.89%	5.99%
Lehman Brothers Aggregate Bond Index	3.67	3.38	4.81	6.42
Lipper General U.S. Government Funds Average	2.29	2.24	3.50	5.29

All performance results reported herein are net of management fees and all related expenses, unless otherwise noted. Total return includes changes in share price and reinvestment of dividends and capital gains distributions, if any. The performance quoted represents past performance and does not indicate or guarantee future performance. Investment return and unit net asset value will fluctuate so that units, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance for the investment funds of the RSI Retirement Trust, or to obtain a prospectus, visit www.rsgroup.com. This material must be preceded or accompanied by a prospectus. All market index results that appear in this report are gross, since they are not subject to expenses.

Returns for the Lipper Average are provided for comparison. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees, if any. See Additional Information for a description of the index and Lipper classification.

RSI RETIREMENT TRUST INTERMEDIATE-TERM BOND FUND

The Intermediate-Term Bond Fund seeks a high level of current income, with consideration also given to safety of principal. The fund invests in high quality, fixed-income securities, U.S. government and high-grade corporate debt issues that mature within ten years, or have expected average lives of ten years or less. The quality of the holdings of the fund is restricted to single "A" or better at the time of investment, and at least 65% of the assets must be in U.S. government or agency issues. RSI is the investment adviser of the fund and Shay Assets Management, Inc. ("Shay") is the sub-adviser.

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

DIVERSIFICATION BY SECTOR1 - INTERMEDIATE-TERM BOND FUND

PORTFOLIO COMMENTARY - INTERMEDIATE-TERM BOND FUND

Shay

How did the fixed-income market perform during the past fiscal year (one-year ended September 30, 2006)?

The intermediate portion of the U.S. government yield curve — as measured by the 5-year Treasury note — began fiscal year 2006 (October 2005) at 4.2%. Nine months later it peaked at 5.2% in June 2006 and ended the fiscal year at 4.6%. U.S. Treasury spreads at the short-to-intermediate segment of the curve, as represented by the difference between the 2-year and 5-year notes, averaged -3 basis points over the fiscal year period. However, it was as wide as 9 basis points at the beginning of the fiscal year and was below zero at the end of September 2006. The 2-year Treasury note, the most sensitive to changes in interest rates, rose as high as 5.3% toward the end of June 2006, and subsequently glided down 60 basis points to end the fiscal year at 4.7%. Treasury yields as of September 30, 2006 were below the Fed's 5.25% target rate, suggesting that investors believe that they may have raised rates too high and will eventually need to cut them to keep the economy growing. U.S. Treasuries have bounced back since falling off in June 2006 on speculation that the Fed had finished raising interest rates.

Agency investors who purchased 2-year issues fared slightly better than their Treasury counterparts, returning 3.7% versus 3.4%, respectively. Investors sought yields in 2-year callable agencies with at least one year of lockout before eligible for the first call. As rates rose during the year, so did new issue fixed coupon rates, offering investors an added incentive.

Over the past year investors seeking performance found it in the asset-backed mortgage securities class. This group outperformed all other classes over the same period. The mortgage securities market offered additional yield and a variety of products to lure investors seeking return.

Corporate bond investors who bought investment-grade bonds reaped better returns than their high yield counterparts as the markets grew increasingly concerned that slower growth would have negative effects on corporate ratings and earnings.

How did the Intermediate-Term Bond Fund perform over the past year and what were the key factors that impacted the performance?

For the fiscal year, the Intermediate-Term Bond Fund's net performance lagged that of its market benchmark index, the Lehman Brothers Intermediate U.S. Government Index. On the other hand, the fund outperformed its mutual fund peer

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MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

group, as measured by the Lipper Short-Intermediate U.S. Government Funds Average for the same period (see data in table below.)

The fund maintained an overweight in high quality agency CMOs (collateralized mortgage obligations) and private label mortgages, with the heaviest duration concentration in the 5-year portion of the curve. Nestled between the interest rate barometer, the 2-year Treasury note, and the inflation gauge, the 10-year note, the 5-year Treasury fared well over the year. Careful security selection was at the crux of the fund's performance. Diversification within sectors and among sectors was also carefully monitored. The slowdown in the housing market had mortgage investors concerned. At the forefront of investor worries were slower prepayment speeds, extension risk, interest rate risk and default. Together, these variables led many investors to shorten durations and flee to plain vanilla mortgages. Fortunately, the fund has been positioned for extreme shifts in the market.

What is your outlook for the coming year and how is the fund currently positioned?

The fund will remain focused on higher quality assets that should perform well in the event of a sharper than expected downturn. In addition, we will pursue strategies that seek price gains rather than yield enhancement. As of September 30, 2006 the average weighted maturity of the Fund was 4.7 years versus 4.0 years for the Lehman Brothers Intermediate U.S. Government Index. For the same period, the modified duration of the fund was 3.9 years versus the same index at 3.3 years.

In June, the Fed ended a two-year string of 17 consecutive rate increases that brought the overnight rate up from a four-decade low of 1.0% and slowly pushed up mortgage costs. The most notable factor restraining economic activity is the weakness in the housing sector. There is uncertainty about the magnitude of the impact this factor will have for overall growth into 2007. To combat the expected negative effects of the downturn, we will also consider an interest rate strategy that targets neutral to slightly longer duration in an effort to capture gains from falling rates as the economy weakens. At the same time we will focus on shorter maturities that should gain as markets continue to anticipate Fed easing. As mortgages continue to be a source of high quality yield for the fund we plan to retain our overweight in this sector and will seek gains from security selection. We also plan to emphasize asset-backed bonds, where even after strong recent performance, attractive valuations remain. Thin credit premiums in the corporate bond market remain at risk of widening as the economy weakens and risk aversion heightens. We therefore plan to continue to underweight corporate bonds and only hold high quality credits.

PERFORMANCE RESULTS - INTERMEDIATE-TERM BOND FUND

Growth of $10,000 - Intermediate-Term Bond Fund

RSI Retirement Trust

MARKET ENVIRONMENT AND PORTFOLIO REVIEW (CONTINUED)

Average Annual Total Return
For Periods Ending September 30, 2006

	1 Year	3 Years	5 Years	10 Years
INTERMEDIATE-TERM BOND FUND	3.04%	2.24%	2.50%	4.57%
Lehman Brothers Intermediate U.S. Government Index	3.54	2.25	3.71	5.63
Lipper Short-Intermediate U.S. Government Funds Average	2.95	1.74	2.91	4.75

All performance results reported herein are net of management fees and all related expenses, unless otherwise noted. Total return includes changes in share price and reinvestment of dividends and capital gains distributions, if any. The performance quoted represents past performance and does not indicate or guarantee future performance. Investment return and unit net asset value will fluctuate so that units, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance for the investment funds of the RSI Retirement Trust, or to obtain a prospectus, visit www.rsgroup.com. This material must be preceded or accompanied by a prospectus. All market index results that appear in this report are gross, since they are not subject to expenses.

Returns for the Lipper Average are provided for comparison. Lipper Inc. is an independent reporting service that measures the performance of most U.S. mutual funds. Lipper Averages represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into an indicated category and are net of all expenses other than sales charges and redemption fees, if any. See Additional Information for a description of the index and Lipper classification.

RSI Retirement Trust

ABOUT THE INVESTMENT FUNDS' EXPENSES

EXPENSE EXAMPLES

As a unitholder of the RSI Retirement Trust ("Trust"), you incur ongoing costs, including management fees and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2006 through September 30, 2006.

ACTUAL EXPENSES

In the table below, the first row following the name of each Investment Fund of the Trust provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

In the table below, the second row following the name of each Investment Fund of the Trust provides information about hypothetical account values and hypothetical expenses based on each Investment Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Investment Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses for the period. You may use this information to compare the ongoing costs of investing in the Trust to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the lines in the table labeled "Hypothetical" are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/06	Ending Account Value 9/30/06	Expense Paid During Period[1] 4/1/06 – 9/30/06	Expense Ratio During Period[2] 4/1/06 – 9/30/06
CORE EQUITY FUND
Actual Expenses	$1,000.00	$1,013.90	$5.96	1.18%
Hypothetical[3]	$1,000.00	$1,019.15	$5.97	1.18%
VALUE EQUITY FUND
Actual Expenses	$1,000.00	$1,071.20	$6.44	1.24%
Hypothetical[3]	$1,000.00	$1,018.85	$6.28	1.24%
EMERGING GROWTH EQUITY FUND
Actual Expenses	$1,000.00	$916.60	$8.79	1.83%
Hypothetical[3]	$1,000.00	$1,015.89	$9.25	1.83%
INTERNATIONAL EQUITY FUND
Actual Expenses	$1,000.00	$1,023.10	$8.57	1.69%
Hypothetical[3]	$1,000.00	$1,016.60	$8.54	1.69%
ACTIVELY MANAGED BOND FUND
Actual Expenses	$1,000.00	$1,035.70	$5.61	1.10%
Hypothetical[3]	$1,000.00	$1,019.55	$5.57	1.10%
INTERMEDIATE-TERM BOND FUND
Actual Expenses	$1,000.00	$1,029.90	$7.58	1.49%
Hypothetical[3]	$1,000.00	$1,017.60	$7.54	1.49%

1. Expenses are equal to the average account value times the Investment Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year. 2. Annualized. 3. Assumes a hypothetical rate of return of 5% per year before expenses.

RSI Retirement Trust

STATEMENT OF INVESTMENTS

CORE EQUITY FUND

September 30, 2006

	SHARES	VALUE
COMMON STOCKS – 97.9%
CONSUMER DISCRETIONARY – 10.1%
Amazon.com, Inc.*	1,455	$46,735
AutoNation, Inc.*	726	15,173
AutoZone, Inc.*	269	27,788
Bed Bath & Beyond, Inc.* (a)	1,311	50,159
Best Buy Co., Inc.	1,778	95,230
Big Lots, Inc.* (a)	479	9,489
Black & Decker Corp. (The)	319	25,313
Brunswick Corp.	404	12,601
Carnival Corp. (a)	1,951	91,756
CBS Corp., Class B (a)	3,476	97,919
Centex Corp. (a)	578	30,414
Circuit City Stores, Inc. (a)	694	17,426
Clear Channel Communications, Inc.	2,305	66,499
Coach, Inc.*	29,600	1,018,240
Comcast Corp., Class A* (a)	9,513	350,554
Constellation Brands, Inc., Class A* (a)	900	25,902
Darden Restaurants, Inc.	597	25,355
Dillard's, Inc., Class A (a)	258	8,444
Dollar General Corp. (a)	1,527	20,813
Dow Jones & Co., Inc.	244	8,184
E.W. Scripps Co. (The), Class A	403	19,316
Eastman Kodak Co.	1,313	29,411
Family Dollar Stores, Inc.	748	21,872
Federated Department Stores, Inc.	27,424	1,184,991
Ford Motor Co.	8,530	69,008
Fortune Brands, Inc.	670	50,324
Gannett Co., Inc.	1,101	62,570
Gap, Inc. (The)	2,568	48,664
General Motors Corp. (a)	2,543	84,580
Genuine Parts Co.	761	32,822
Goodyear Tire & Rubber Co.* (a)	870	12,615
Harley-Davidson, Inc. (a)	1,221	76,618
Harman International Industries, Inc.	308	25,700
Harrah's Entertainment, Inc. (a)	874	58,060
Hasbro, Inc.	760	17,290
Hilton Hotels Corp. (a)	1,721	47,930
Home Depot, Inc. (The)	9,374	339,995
International Game Technology (a)	1,504	62,416
Interpublic Group of Cos., Inc.* (a)	2,013	19,929
J.C. Penney Co., Inc.	19,213	1,313,976
Johnson Controls, Inc.	896	64,279
Jones Apparel Group, Inc.	545	17,680
KB Home	328	14,366
Kimco Realty Corp.	937	40,169
Kohl's Corp.*	1,466	95,173
Leggett & Platt, Inc.	884	22,127
Limited Brands, Inc.	1,612	42,702
Liz Claiborne, Inc.	527	20,822
Lowe's Cos., Inc. (a)	7,020	196,981
Marriott International, Inc., Class A	34,710	1,341,193
Mattel, Inc.	1,766	34,790
McDonald's Corp.	5,594	218,837
McGraw-Hill Cos., Inc. (The)	1,652	95,866
Meredith Corp.	232	11,445
New York Times Co. (The), Class A (a)	698	16,040
Newell Rubbermaid, Inc. (a)	1,232	34,890
News Corp., Class A (a)	10,700	210,255

	SHARES	VALUE
CONSUMER DISCRETIONARY (Continued)
Nike, Inc., Class B (a)	874	$76,580
Nordstrom, Inc.	1,014	42,892
Office Depot, Inc.*	1,316	52,245
OfficeMax, Inc.	290	11,815
Omnicom Group, Inc.	769	71,978
Pulte Homes, Inc.	944	30,076
RadioShack Corp. (a)	605	11,677
Reynolds American, Inc.	768	47,593
Sears Holdings Corp.*	360	56,912
Sherwin-Williams Co.	474	26,440
Snap-on, Inc.	290	12,920
Stanley Works Co. (The)	368	18,345
Staples, Inc. (a)	3,359	81,724
Starbucks Corp.*	3,502	119,243
Starwood Hotels & Resorts Worldwide, Inc.	943	53,930
Target Corp.	3,880	214,370
Tiffany & Co.	669	22,211
Time Warner, Inc.	18,354	334,593
TJX Cos., Inc. (The) (a)	2,044	57,293
Tribune Co. (a)	931	30,462
Univision Communications, Inc.* (a)	35,050	1,203,616
V.F. Corp.	417	30,420
Viacom, Inc., Class B*	3,276	121,802
Wal-Mart Stores, Inc.	11,266	555,639
Walt Disney Co. (The)	52,605	1,626,020
Wendy's International, Inc. (a)	558	37,386
Whirlpool Corp.	409	34,401
Whole Foods Market, Inc.	653	38,808
Wyndham Worldwide Corp.*	953	26,655
Yum! Brands, Inc.	1,259	65,531
		13,213,273
CONSUMER STAPLES – 9.2%
Alberto-Culver Co., Class B (a)	388	19,629
Altria Group, Inc.	9,522	728,909
Anheuser-Busch Cos., Inc.	3,519	167,188
Archer Daniels Midland Co.	3,005	113,829
Avon Products, Inc.	2,054	62,976
Brown-Forman Corp., Class B	310	23,762
Campbell Soup Co.	941	34,347
Clorox Co. (The)	669	42,147
Coca-Cola Co. (The)	9,293	415,211
Coca-Cola Enterprises, Inc.	1,383	28,808
Colgate-Palmolive Co.	25,992	1,614,102
ConAgra Foods, Inc.	2,285	55,937
Costco Wholesale Corp.	2,105	104,576
CVS Corp.	3,732	119,872
Dean Foods Co.*	633	26,599
Estee Lauder Cos., Inc. (The), Class A	573	23,109
General Mills, Inc.	1,588	89,881
H.J. Heinz Co.	1,548	64,908
Hershey Foods Corp.	744	39,767
Kellogg Co.	1,125	55,710
Kimberly-Clark Corp.	2,082	136,080
Kroger Co. (The)	3,357	77,681
McCormick & Co., Inc. (a)	631	23,965
Molson Coors Brewing Co., Class B (a)	234	16,123
Pepsi Bottling Group, Inc. (The)	588	20,874
PepsiCo, Inc.	42,899	2,799,588

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

CORE EQUITY FUND (CONTINUED)

September 30, 2006

	SHARES	VALUE
CONSUMER STAPLES (Continued)
Plum Creek Timber Co., Inc.	822	$27,981
Procter & Gamble Co.	50,165	3,109,226
Safeway, Inc.	2,005	60,852
Sara Lee Corp.	3,488	56,052
SUPERVALU, Inc.	912	27,041
Sysco Corp. (a)	2,819	94,296
Tyson Foods, Inc., Class A	1,200	19,056
UST, Inc.	711	38,984
Walgreen Co.	35,942	1,595,465
William Wrigley Jr. Co. (a)	802	36,940
William Wrigley Jr. Co., Class B	200	9,200
		11,980,671
ENERGY – 8.4%
Anadarko Petroleum Corp. (a)	2,032	89,063
Apache Corp.	1,460	92,272
Ashland, Inc. (a)	256	16,328
Baker Hughes, Inc.	1,548	105,574
BJ Services Co.	1,414	42,604
Canadian Natural Resources Ltd.	19,200	875,136
Chesapeake Energy Corp.	1,700	49,266
Chevron Corp.	10,104	655,345
ConocoPhillips	7,412	441,236
Devon Energy Corp.	1,996	126,047
Duke Energy Corp.	5,618	169,664
EOG Resources, Inc.	1,134	73,767
ExxonMobil Corp.	27,124	1,820,020
Halliburton Co. (a)	4,674	132,975
Marathon Oil Corp.	1,654	127,193
Murphy Oil Corp. (a)	776	36,899
Nabors Industries Ltd.* (a)	1,356	40,341
National-Oilwell, Inc.*	760	44,498
Noble Corp.	592	37,995
Occidental Petroleum Corp.	3,834	184,454
Rowan Cos., Inc. (a)	527	16,669
Schlumberger Ltd.	34,162	2,119,068
Smith International, Inc.	911	35,347
Sunoco, Inc. (a)	528	32,836
Transocean, Inc.*	19,572	1,433,258
Valero Energy Corp. (a)	13,258	682,389
Weatherford International, Inc.*	33,360	1,391,779
XTO Energy, Inc. (a)	1,700	71,621
		10,943,644
FINANCIALS – 18.3%
ACE Ltd.	1,558	85,269
AFLAC, Inc.	2,289	104,745
Allstate Corp. (The)	2,898	181,792
Ambac Financial Group, Inc.	513	42,451
American Express Co.	5,467	306,589
American International Group, Inc.	38,117	2,525,631
Ameriprise Financial, Inc.	1,073	50,324
AmSouth Bancorp.	1,641	47,655
Aon Corp.	1,489	50,432
Apartment Investment & Management Co.	428	23,287
Archstone-Smith Trust	1,000	54,440
Bank of America Corp.	20,637	1,105,524
Bank of New York Co., Inc.	3,462	122,070
BB&T Corp.	2,505	109,669

	SHARES	VALUE
FINANCIALS (Continued)
Bear Stearns Cos., Inc.	540	$75,654
Boston Properties, Inc.	518	53,530
Capital One Financial Corp.	1,419	111,619
Charles Schwab Corp.	4,741	84,864
Chicago Mercantile Exchange Holdings, Inc. (a)	159	76,042
Chubb Corp.	1,902	98,828
Cincinnati Financial Corp.	769	36,958
CIT Group, Inc.	900	43,767
Citigroup, Inc. (a)	69,646	3,459,316
Comerica, Inc.	770	43,828
Commerce Bancorp, Inc. (a)	852	31,277
Compass Bancshares, Inc.	700	39,886
Countrywide Financial Corp.	2,730	95,659
E*TRADE Financial Corp.*	1,900	45,448
Equity Office Properties Trust (a)	1,563	62,145
Equity Residential	1,327	67,120
Fannie Mae	4,385	245,165
Federated Investors, Inc.	425	14,369
Fifth Third Bancorp (a)	2,678	101,978
First Horizon National Corp.	540	20,525
Franklin Resources, Inc.	13,376	1,414,512
Freddie Mac	3,144	208,542
Genworth Financial, Inc., Class A	24,400	854,244
Golden West Financial Corp.	1,252	96,717
Goldman Sachs Group, Inc. (The) (a)	1,934	327,175
Hartford Financial Services Group, Inc.	1,385	120,149
Huntington Bancshares, Inc. (a)	1,127	26,969
J.P. Morgan Chase & Co.	15,882	745,819
Janus Capital Group, Inc. (a)	997	19,661
KeyCorp	1,809	67,729
Legg Mason, Inc.	7,861	792,860
Lehman Brothers Holdings, Inc.	2,430	179,480
Lincoln National Corp.	1,267	78,655
Loews Corp.	2,014	76,331
M&T Bank Corp.	435	52,183
Marsh & McLennan Cos., Inc. (a)	2,556	71,951
Marshall & Ilsley Corp.	1,218	58,683
MBIA, Inc.	568	34,898
Mellon Financial Corp.	1,860	72,726
Merrill Lynch & Co., Inc. (a)	23,418	1,831,756
MetLife, Inc.	3,449	195,489
MGIC Investment Corp.	357	21,409
Moody's Corp.	1,092	71,395
Morgan Stanley (a)	4,924	359,009
National City Corp.	2,795	102,297
North Fork Bancorp., Inc.	2,071	59,313
PNC Financial Services Group, Inc.	1,370	99,243
Principal Financial Group, Inc.	1,261	68,447
Progressive Corp. (The)	3,576	87,755
ProLogis	1,112	63,451
Prudential Financial, Inc.	2,143	163,404
Public Storage, Inc.	467	40,157
Realogy Corp.*	1,192	27,035
Regions Financial Corp. (a)	2,121	78,032
SAFECO Corp.	524	30,879
Simon Property Group, Inc.	984	89,170
SLM Corp.	1,833	95,279
Sovereign Bancorp, Inc.	1,653	35,556
St. Paul Travelers Cos., Inc. (The)	3,131	146,813
State Street Corp.	1,522	94,973

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

CORE EQUITY FUND (CONTINUED)

September 30, 2006

	SHARES	VALUE
FINANCIALS (Continued)
SunTrust Banks, Inc.	1,745	$134,854
Synovus Financial Corp.	1,512	44,407
T. Rowe Price Group, Inc.	1,150	55,028
Torchmark Corp. (a)	462	29,157
U.S. Bancorp	63,709	2,116,412
UnumProvident Corp.	1,476	28,620
Vornado Realty Trust (a)	621	67,689
Wachovia Corp.	7,435	414,873
Washington Mutual, Inc.	4,350	189,095
Wells Fargo & Co.	15,414	557,679
XL Capital Ltd., Class A	824	56,609
Zions Bancorp	17,932	1,431,153
		23,803,578
HEALTH CARE – 16.0%
Abbott Laboratories	30,531	1,482,585
Aetna, Inc. (a)	25,808	1,020,706
Allergan, Inc.	9,496	1,069,345
AmerisourceBergen Corp.	894	40,409
Amgen, Inc.*	16,661	1,191,761
Applera Corp. (Applied Biosystems Group)	795	26,322
Barr Laboratories, Inc.*	504	26,178
Bausch & Lomb, Inc.	255	12,783
Baxter International, Inc.	2,933	133,334
Becton, Dickinson & Co.	1,095	77,384
Biogen Idec, Inc.*	1,535	68,584
Biomet, Inc.	1,169	37,630
Boston Scientific Corp.*	5,427	80,265
Bristol-Myers Squibb Co. (a)	8,860	220,791
C.R. Bard, Inc.	492	36,900
Cardinal Health, Inc.	14,881	978,277
Caremark Rx, Inc.	2,000	113,340
CIGNA Corp.	536	62,348
Coventry Health Care, Inc.* (a)	703	36,219
Eli Lilly & Co.	4,468	254,676
Express Scripts, Inc., Class A*	650	49,069
Forest Laboratories, Inc.*	1,411	71,411
Genentech, Inc.*	10,200	843,540
Genzyme Corp.*	1,182	79,750
Gilead Sciences, Inc.*	24,660	1,694,142
HCA, Inc.	1,887	94,142
Health Management Associates, Inc., Class A	1,201	25,101
Hospira, Inc.*	733	28,052
Humana, Inc.*	679	44,875
IMS Health, Inc.	896	23,869
Johnson & Johnson	13,253	860,650
King Pharmaceuticals, Inc.*	1,209	20,589
Laboratory Corp. of America Holdings*	597	39,145
Manor Care, Inc.	295	15,423
McKesson Corp.	1,339	70,592
Medco Health Solutions, Inc.*	1,305	78,444
MedImmune, Inc.* (a)	1,114	32,540
Medtronic, Inc.	5,223	242,556
Merck & Co., Inc.	9,808	410,955
Millipore Corp.*	225	13,793
Mylan Laboratories, Inc.	1,100	22,143
Novartis AG	19,200	1,122,048
Patterson Cos., Inc.*	653	21,947
Pfizer, Inc.	33,144	939,964

	SHARES	VALUE
HEALTH CARE (Continued)
Quest Diagnostics, Inc. (a)	704	$43,057
Schering-Plough Corp.	6,808	150,389
Shire Pharmaceuticals Group Plc - ADR	14,700	726,033
St. Jude Medical, Inc.*	27,194	959,676
Stryker Corp.	1,358	67,343
Tenet Healthcare Corp.*	2,296	18,689
Teva Pharmaceutical Industries Ltd. - ADR	25,200	859,068
UnitedHealth Group, Inc.	22,276	1,095,979
Watson Pharmaceuticals, Inc.*	519	13,582
WellPoint, Inc.*	2,853	219,824
Wyeth	36,745	1,868,115
Zimmer Holdings, Inc.*	15,008	1,013,040
		20,849,372
INDUSTRIALS – 10.9%
3M Co.	3,401	253,102
Allied Waste Industries, Inc.*	1,030	11,608
American Power Conversion Corp.	817	17,941
American Standard Cos., Inc. (a)	822	34,499
Apollo Group, Inc., Class A*	620	30,529
Avery Dennison Corp.	437	26,294
Boeing Co. (The)	13,545	1,068,023
Burlington Northern Santa Fe Corp. (a)	15,386	1,129,948
Caterpillar, Inc. (a)	3,006	197,795
Cintas Corp.	638	26,050
Cooper Industries Ltd.	414	35,281
CSX Corp.	2,056	67,498
Cummins, Inc.	177	21,104
D.R. Horton, Inc.	1,300	31,135
Danaher Corp. (a)	1,044	71,691
Deere & Co.	998	83,742
Dover Corp.	953	45,210
Eaton Corp.	702	48,333
Emerson Electric Co.	1,874	157,154
Equifax, Inc.	537	19,713
FedEx Corp.	9,893	1,075,171
Fluor Corp.	12,445	956,896
General Dynamics Corp.	1,834	131,443
General Electric Co.	122,327	4,318,144
Goodrich Corp.	585	23,704
H&R Block, Inc.	1,398	30,393
Honeywell International, Inc.	3,742	153,048
Illinois Tool Works, Inc.	1,884	84,592
Ingersoll-Rand Co. Ltd.	1,488	56,514
ITT Industries, Inc.	834	42,759
L-3 Communications Holdings, Inc.	506	39,635
Lennar Corp., Class A (a)	633	28,643
Lockheed Martin Corp.	1,610	138,557
Masco Corp. (a)	1,838	50,398
Monster Worldwide, Inc.*	550	19,905
Navistar International Corp.* (a)	356	9,192
Norfolk Southern Corp.	1,905	83,915
Northrop Grumman Corp.	1,542	104,964
PACCAR, Inc. (a)	1,117	63,691
Pall Corp.	629	19,379
Parker-Hannifin Corp.	489	38,010
Pitney Bowes, Inc.	1,062	47,121
R.R. Donnelley & Sons Co.	1,012	33,356

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

CORE EQUITY FUND (CONTINUED)

September 30, 2006

	SHARES	VALUE
INDUSTRIALS (Continued)
Raytheon Co.	1,964	$94,292
Robert Half International, Inc.	838	28,467
Rockwell Automation, Inc.	834	48,455
Rockwell Collins, Inc.	797	43,707
Ryder System, Inc.	224	11,576
Southwest Airlines Co.	3,427	57,094
Textron, Inc.	605	52,938
Tyco International Ltd.	9,234	258,460
Union Pacific Corp.	1,200	105,600
United Parcel Service, Inc.	4,876	350,779
United Technologies Corp.	33,114	2,097,772
W.W. Grainger, Inc.	310	20,776
Waste Management, Inc.	2,454	90,013
		14,186,009
INFORMATION TECHNOLOGY – 19.3%
Adobe Systems, Inc.*	2,623	98,231
Advanced Micro Devices, Inc.*	2,216	55,068
Affiliated Computer Services, Inc., Class A*	519	26,915
Agilent Technologies, Inc.*	1,846	60,346
Altera Corp.*	1,753	32,220
Analog Devices, Inc.	1,639	48,170
Apple Computer, Inc.*	30,140	2,321,684
Applied Materials, Inc.	6,315	111,965
Autodesk, Inc.*	27,692	963,128
Automatic Data Processing, Inc.	2,555	120,954
Avaya, Inc*	1,982	22,674
BMC Software, Inc.*	920	25,042
Broadcom Corp.*	2,089	63,380
CA, Inc. (a)	2,064	48,896
Cisco Systems, Inc.*	82,912	1,906,976
Citrix Systems, Inc.*	799	28,932
Computer Sciences Corp.* (a)	749	36,791
Compuware Corp.*	1,955	15,229
Comverse Technology, Inc.*	957	20,518
Convergys Corp.*	753	15,549
Corning, Inc.*	40,887	998,052
Dell, Inc.*	10,322	235,754
eBay, Inc.*	5,309	150,563
Electronic Arts, Inc.* (a)	1,366	76,059
Electronic Data Systems Corp.	2,402	58,897
EMC Corp.*	10,398	124,568
First Data Corp.	3,481	146,202
Fiserv, Inc.*	792	37,295
Fisher Scientific International, Inc.*	572	44,753
Freescale Semiconductor, Inc., Class B*	1,888	71,763
Google, Inc., Class A* (a)	5,254	2,111,583
Hewlett-Packard Co. (a)	74,021	2,715,830
Intel Corp.	63,701	1,310,330
International Business Machines Corp.	6,898	565,222
Intuit, Inc.*	1,540	49,419
Jabil Circuit, Inc. (a)	828	23,656
JDS Uniphase Corp.*	7,767	17,010
Juniper Networks, Inc.* (a)	2,600	44,928
KLA-Tencor Corp. (a)	870	38,689
Lexmark International Group, Inc., Class A*	455	26,235
Linear Technology Corp.	1,422	44,253
LSI Logic Corp.*	1,928	15,848
Lucent Technologies, Inc.*	21,075	49,316

	SHARES	VALUE
INFORMATION TECHNOLOGY (Continued)
Marvell Technology Group Ltd.*	38,600	$747,682
Maxim Integrated Products, Inc.	1,467	41,179
Micron Technology, Inc.*	3,271	56,915
Microsoft Corp.	93,795	2,563,417
Molex, Inc. (a)	676	26,344
Motorola, Inc.	73,436	1,835,900
National Semiconductor Corp.	1,354	31,860
NCR Corp.*	866	34,190
Network Appliance, Inc.* (a)	1,711	63,324
Novell, Inc.* (a)	1,479	9,051
Novellus Systems, Inc.*	611	16,900
NVIDIA Corp.*	1,624	48,054
Oracle Corp.*	18,337	325,298
Parametric Technology Corp.*	591	10,319
Paychex, Inc.	1,522	56,086
PerkinElmer, Inc.	646	12,229
PMC-Sierra, Inc.*	938	5,572
QLogic Corp.*	858	16,216
QUALCOMM, Inc.	32,498	1,181,302
Sabre Holdings Corp.	659	15,414
SanDisk Corp.*	9,753	522,176
Sanmina-SCI Corp.*	2,573	9,623
Solectron Corp.*	4,540	14,800
Sun Microsystems, Inc.*	16,161	80,320
Symantec Corp.*	4,521	96,207
Symbol Technologies, Inc.	1,239	18,412
Tektronix, Inc.	367	10,617
Tellabs, Inc.*	2,156	23,630
Teradyne, Inc.*	960	12,634
Texas Instruments, Inc.	31,958	1,062,604
Thermo Electron Corp.*	683	26,862
Unisys Corp.*	1,698	9,611
VeriSign, Inc.*	1,200	24,240
Waters Corp.*	520	23,546
Xerox Corp.*	4,306	67,001
Xilinx, Inc.	1,575	34,571
Yahoo!, Inc.*	37,642	951,590
		25,064,589
MATERIALS – 1.2%
Air Products & Chemicals, Inc.	1,017	67,498
Alcoa, Inc. (a)	3,993	111,964
Allegheny Technologies, Inc.	442	27,488
Ball Corp.	454	18,364
Bemis Co., Inc. (a)	510	16,759
CONSOL Energy, Inc.	850	26,971
Dow Chemical Co. (The)	4,331	168,822
E.I. Du Pont De Nemours & Co. (a)	4,152	177,872
Eastman Chemical Co.	317	17,124
Ecolab, Inc.	834	35,712
Freeport-McMoRan Copper & Gold, Inc., Class B	924	49,212
Hercules, Inc.*	640	10,093
Hess Corp.	1,100	45,562
International Flavors & Fragrances, Inc.	329	13,009
International Paper Co. (a)	2,127	73,658
Louisiana-Pacific Corp.	498	9,347
MeadWestvaco Corp.	824	21,844
Monsanto Co.	2,496	117,337
Newmont Mining Corp.	2,124	90,801

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

CORE EQUITY FUND (CONTINUED)

September 30, 2006

	SHARES	VALUE
MATERIALS (Continued)
Nucor Corp. (a)	1,388	$68,692
Pactiv Corp.* (a)	651	18,501
Phelps Dodge Corp.	888	75,214
PPG Industries, Inc.	733	49,170
Praxair, Inc.	1,476	87,320
Rohm & Haas Co.	684	32,387
Sealed Air Corp. (a)	367	19,862
Sigma-Aldrich Corp.	336	25,425
Temple-Inland, Inc.	522	20,932
United States Steel Corp.	589	33,974
Vulcan Materials Co.	378	29,579
Weyerhaeuser Co.	1,063	65,406
		1,625,899
TELECOMMUNICATION SERVICES – 3.1%
ADC Telecommunications, Inc.*	552	8,280
Alltel Corp.	1,728	95,904
AT&T, Inc.	83,619	2,722,634
BellSouth Corp.	8,202	350,636
CenturyTel, Inc.	561	22,255
Ciena Corp.* (a)	406	11,063
Citizens Communications Co.	1,498	21,032
Embarq Corp.	690	33,375
Qwest Communications International, Inc.* (a)	7,218	62,941
Sprint FON Group (a)	13,518	231,834
Verizon Communications, Inc.	13,129	487,480
Windstream Corp.	2,218	29,255
		4,076,689
UTILITIES – 1.4%
AES Corp. (The)*	3,137	63,963
Allegheny Energy, Inc.*	739	29,686
Ameren Corp.	880	46,455
American Electric Power Co., Inc.	1,837	66,812
CenterPoint Energy, Inc.	1,541	22,067
CMS Energy Corp.* (a)	1,062	15,335
Consolidated Edison, Inc.	1,102	50,912
Constellation Energy Group, Inc.	814	48,189
Dominion Resources, Inc.	1,659	126,897
DTE Energy Co.	823	34,163
Dynegy, Inc.*	1,601	8,870
Edison International (a)	1,475	61,419
El Paso Corp.	3,209	43,771
Entergy Corp.	922	72,128
Exelon Corp.	3,050	184,648
FirstEnergy Corp.	1,474	82,338
FPL Group, Inc.	1,952	87,840
KeySpan Corp.	758	31,184
Kinder Morgan, Inc.	523	54,837
Nicor, Inc. (a)	194	8,295
NiSource, Inc.	1,354	29,436
Peoples Energy Corp.	113	4,593
PG&E Corp.	1,616	67,306
Pinnacle West Capital Corp.	409	18,425
PPL Corp.	1,760	57,904
Progress Energy, Inc.	1,125	51,053
Public Service Enterprise Group, Inc.	1,111	67,982
Sempra Energy	1,193	59,948
Southern Co. (a)	3,463	119,335

	SHARES	VALUE
UTILITIES (Continued)
TECO Energy, Inc.	1,053	$16,479
TXU Corp.	2,096	131,043
Williams Cos., Inc. (The) (a)	2,758	65,833
Xcel Energy, Inc.	1,962	40,515
		1,869,661
Total Common Stocks (Cost $104,544,028)		127,613,385
	PRINCIPAL AMOUNT
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS – 0.1%
U.S. Treasury Bills, 5.00%, 2/22/07**	$85,000	83,374
Total United States Government & Agency Obligations (Cost $83,333)		83,374
REPURCHASE AGREEMENT – 1.7%
Bear Stearns & Co., Inc., 5.00%, Due 10/2/06, Repurchase price $2,193,793, Collateralized by $4,650,000 U.S. Treasury Strips, 0.00%, Due 8/15/21 (Value $2,258,087)	2,192,879	2,192,879
Total Repurchase Agreement (Cost $2,192,879)		2,192,879
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING – 3.9%
Bear Stearns & Co., Inc., 5.00%, Due 10/2/06, Repurchase price $5,025,337, Collateralized by $10,655,000 U.S. Treasury Strips, 0.00%, Due 8/15/21 (Value $5,174,175)	5,023,243	5,023,243
Total Repurchase Agreement Held as Collateral for Securities Lending (Cost $5,023,243)		5,023,243
Total Investments (Cost $111,843,483)	103.6%	$134,912,881
Liabilities in excess of other assets	(3.6)%	(4,701,978)
Net Assets	100.0%	$130,210,903

*  Denotes non-income producing security.

**  Serves as collateral for futures contracts.

(a)  All or part of this security has been loaned as of September 30, 2006.

ADR - American Depositary Receipt

FUTURES CONTRACTS
	NUMBER OF CONTRACTS	VALUE
E-mini S&P 500 Index, expiring December 18, 2006 (notional amount $795,574)	12	$807,240

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS

VALUE EQUITY FUND

September 30, 2006

	SHARES	VALUE
COMMON STOCKS – 99.3%
CONSUMER DISCRETIONARY – 5.1%
Comcast Corp., Class A Special*	105,000	$3,865,050
TJX Cos., Inc. (The)	50,000	1,401,500
		5,266,550
CONSUMER STAPLES – 6.3%
Altria Group, Inc.	20,000	1,531,000
Anheuser-Busch Cos., Inc.	15,000	712,650
Diageo Plc - ADR	30,300	2,152,512
Unilever N.V.	85,000	2,085,900
		6,482,062
ENERGY – 1.5%
XTO Energy, Inc.	36,333	1,530,709
FINANCIALS – 25.1%
Allstate Corp. (The)	35,000	2,195,550
American International Group, Inc.	30,680	2,032,857
Citigroup, Inc.	108,956	5,411,845
J.P. Morgan Chase & Co.	96,000	4,508,160
Lehman Brothers Holdings, Inc.	51,200	3,781,632
Morgan Stanley	40,000	2,916,400
North Fork Bancorp., Inc.	63,084	1,806,726
Wells Fargo & Co.	85,000	3,075,300
		25,728,470
HEALTH CARE – 6.0%
Johnson & Johnson	45,000	2,922,300
Pfizer, Inc.	114,000	3,233,040
		6,155,340
INDUSTRIALS – 11.3%
General Dynamics Corp.	37,000	2,651,790
Ingersoll-Rand Co. Ltd.	86,000	3,266,280
ITT Industries, Inc.	62,000	3,178,740
Tyco International Ltd.	91,000	2,547,090
		11,643,900
INFORMATION TECHNOLOGY – 15.3%
Applied Materials, Inc.	133,000	2,358,090
Cisco Systems, Inc.*	105,000	2,415,000
International Business Machines Corp.	44,000	3,605,360
Lexmark International Group, Inc., Class A*	30,500	1,758,630
Microsoft Corp.	100,000	2,733,000
Nokia Corp. - ADR	145,000	2,855,050
		15,725,130
MATERIALS – 14.8%
Alcoa, Inc.	82,000	2,299,280
Ball Corp. (a)	54,000	2,184,300
CEMEX S.A. de C.V. - ADR (a)	100,028	3,008,842
Dow Chemical Co. (The)	69,000	2,689,620
Praxair, Inc.	56,900	3,366,204
Weyerhaeuser Co.	26,400	1,624,392
		15,172,638
TELECOMMUNICATION SERVICES – 7.1%
AT&T, Inc.	133,000	4,330,480
Verizon Communications, Inc.	80,000	2,970,400
		7,300,880

	SHARES	VALUE
UTILITIES – 6.8%
Exelon Corp.	50,000	$3,027,000
FPL Group, Inc. (a)	37,600	1,692,000
PPL Corp.	68,000	2,237,200
		6,956,200
Total Common Stocks (Cost $80,126,476)		101,961,879
	PRINCIPAL AMOUNT
REPURCHASE AGREEMENT – 1.4%
Bear Stearns & Co., Inc., 5.00%, Due 10/2/06, Repurchase price $1,406,601, Collateralized by $2,055,000, U.S. Treasury Strips, 0.00%, Due 5/15/14 (Value $1,447,912)	$1,406,015	1,406,015
Total Repurchase Agreement (Cost $1,406,015)		1,406,015
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING – 6.5%
Bear Stearns & Co., Inc., 5.00%, Due 10/2/06, Repurchase price $6,697,685, Collateralized by $9,780,000 U.S. Treasury Strips, 0.00%, Due 5/15/14 (Value $6,890,792)	6,694,895	6,694,895
Total Repurchase Agreement Held as Collateral for Securities Lending (Cost $6,694,895)		6,694,895
Total Investments (Cost $88,227,386)	107.2%	$110,062,789
Liabilities in excess of other assets	(7.2)%	(7,391,540)
Net Assets	100.0%	$102,671,249

*  Denotes non-income producing security.

(a)  All or part of this security has been loaned as of September 30, 2006.

ADR - American Depositary Receipt

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS

EMERGING GROWTH EQUITY FUND

September 30, 2006

	SHARES	VALUE
COMMON STOCKS – 95.8%
CONSUMER DISCRETIONARY – 16.5%
Acco Brands Corp.* (a)	9,800	$218,148
Administaff, Inc.	8,100	272,970
Bluegreen Corp.* (a)	9,000	103,230
Cato Corp. (The) (a)	18,850	413,004
Central Garden & Pet Co.* (a)	6,500	313,690
Charming Shoppes, Inc.*	37,250	531,930
Courier Corp.	6,820	253,295
Dillard's, Inc., Class A (a)	14,700	481,131
Directed Electronics, Inc.*	5,800	87,580
Domino's Pizza, Inc.	9,900	253,935
Guess?, Inc.* (a)	7,700	373,681
Guitar Center, Inc.* (a)	3,100	138,508
Interface, Inc.*	18,600	239,568
Interline Brands, Inc.*	9,700	239,396
International Speedway Corp., Class A	5,980	298,043
Jack in the Box, Inc.*	11,250	587,025
Journal Communications, Inc.	20,900	235,543
Kimball International, Inc., Class B	12,500	241,250
Maidenform Brands, Inc.*	9,500	183,350
Meredith Corp.	7,180	354,189
Modine Manufacturing Co.	9,600	233,568
Navigant Consulting, Inc.* (a)	14,000	280,840
Pantry, Inc. (The)*	3,800	214,206
Payless ShoeSource, Inc.* (a)	14,100	351,090
Phillips-Van Heusen Corp.	8,200	342,514
Pinnacle Entertainment, Inc.*	7,950	223,554
RC2 Corp.* (a)	4,500	150,885
Ritchie Bros. Auctioneers, Inc.	5,470	293,247
Ruby Tuesday, Inc.	9,360	263,858
Sealy Corp.	8,600	112,316
Sotheby's Holdings, Inc. (a)	8,750	282,100
Steak n Shake Co. (The)* (a)	18,070	305,202
Stride Rite Corp. (The)	16,390	228,804
Technical Olympic USA, Inc. (a)	13,325	130,985
Winnebago Industries, Inc.	3,900	122,382
Wolverine World Wide, Inc. (a)	7,600	215,156
		9,570,173
CONSUMER STAPLES – 1.0%
National Beverage Corp.	5,800	69,078
Prestige Brands Holdings, Inc.*	16,570	184,589
Spartan Stores, Inc.	8,800	148,720
Tootsie Roll Industries, Inc. (a)	6,144	180,081
		582,468
ENERGY – 6.1%
Berry Petroleum Co., Class A (a)	9,700	273,152
Bristow Group, Inc.*	6,890	237,016
Bronco Drilling Co., Inc.*	5,800	101,964
CARBO Ceramics, Inc. (a)	7,500	270,225
Grey Wolf, Inc.*	36,600	244,488
Holly Corp.	10,700	463,631
Hydril Co.*	3,000	168,180
Parker Drilling Co.*	23,350	165,318
Pioneer Drilling Co.*	13,000	166,920
St. Mary Land & Exploration Co.	4,350	159,689
Swift Energy Co.*	4,350	181,917
TETRA Technologies, Inc.*	21,000	507,359

	SHARES	VALUE
ENERGY (Continued)
Union Drilling, Inc.*	8,200	$90,200
W&T Offshore, Inc.	9,750	284,798
W-H Energy Services, Inc.*	5,500	228,085
		3,542,942
FINANCIALS – 18.4%
ACE Cash Express, Inc.*	2,300	68,747
American Equity Investment Life Holding Co. (a)	10,300	126,381
American Home Mortgage Investment Corp. (a)	6,600	230,142
Amerisafe, Inc.*	11,100	108,780
Anthracite Capital, Inc. (a)	23,700	304,782
BankUnited Financial Corp., Class A (a)	9,900	258,093
Boston Private Financial Holdings, Inc.	6,860	191,257
Capitol Bancorp Ltd.	6,450	287,025
Cash America International, Inc.	7,900	308,732
Cathay General Bancorp (a)	5,600	202,160
Cedar Shopping Centers, Inc.	10,700	173,019
Corus Bankshares, Inc. (a)	15,260	341,214
Equity Inns, Inc.	19,450	309,644
EZCORP, Inc., Class A* (a)	13,450	520,245
FelCor Lodging Trust, Inc.	8,900	178,445
Financial Federal Corp. (a)	10,860	291,048
First Niagara Financial Group, Inc.	13,000	189,540
First Regional Bancorp*	2,900	98,803
Greater Bay Bancorp	6,700	189,007
Hancock Holding Co. (a)	6,700	358,785
Harleysville Group, Inc.	7,600	265,924
Hilb Rogal & Hobbs Co. (a)	5,720	243,958
InnKeepers USA Trust	18,800	306,252
ITLA Capital Corp.	2,700	145,152
Jones Lang LaSalle, Inc.	3,800	324,824
Knight Capital Group, Inc., Class A*	14,800	269,360
LaSalle Hotel Properties (a)	5,700	247,038
Lazard Ltd., Class A	4,200	167,916
LTC Properties, Inc.	8,750	212,188
National Retail Properties, Inc.	9,600	207,360
Newcastle Investment Corp.	6,400	175,424
NGP Capital Resources Co.	6,300	91,917
Provident Bankshares Corp. (a)	4,300	159,315
Resource Capital Corp. (a)	9,300	143,685
Safety Insurance Group, Inc.	10,150	493,899
Selective Insurance Group, Inc.	1,800	94,698
Southwest Bancorp, Inc.	7,400	191,068
Sterling Financial Corp. (a)	5,500	178,365
Taubman Centers, Inc.	4,300	191,006
Texas Capital Bancshares, Inc.*	10,100	189,072
TierOne Corp.	8,350	283,316
Umpqua Holdings Corp. (a)	7,200	205,920
W.P. Stewart & Co., Ltd.	10,700	133,322
Wilshire Bancorp, Inc. (a)	11,900	226,576
Wintrust Financial Corp. (a)	9,980	500,497
Zenith National Insurance Corp.	8,070	321,912
		10,705,813
HEALTH CARE – 11.4%
Alpharma, Inc., Class A	13,250	309,918
Amedisys, Inc.* (a)	6,000	238,020
American Oriental Bioengineering, Inc.*	24,000	145,920
AMERIGROUP Corp.*	7,000	206,850

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

EMERGING GROWTH EQUITY FUND (CONTINUED)

September 30, 2006

	SHARES	VALUE
HEALTH CARE (Continued)
Apria Healthcare Group, Inc.*	7,680	$151,603
CNS, Inc.	13,300	375,459
Computer Programs & Systems, Inc.	5,900	193,343
Dade Behring Holdings, Inc.	2,400	96,384
Haemonetics Corp.*	5,800	271,440
Healthcare Services Group, Inc.	4,200	105,672
HealthSpring, Inc.*	6,400	123,200
ICOS Corp.*	7,600	190,456
ICU Medical, Inc.*	4,150	188,742
K-V Pharmaceutical Co., Class A*	16,870	399,819
LCA-Vision, Inc.	4,000	165,240
LifeCell Corp.* (a)	11,700	376,974
Molina Healthcare, Inc.* (a)	4,900	173,264
NBTY, Inc.*	8,900	260,503
Omrix Biopharmaceuticals, Inc.*	4,600	86,618
Perrigo Co. (a)	11,200	190,064
Respironics, Inc.*	2,250	86,873
Rockwood Holdings, Inc.*	11,800	235,764
STERIS Corp.	11,970	287,998
Techne Corp.*	12,120	616,423
Vital Signs, Inc. (a)	3,300	186,813
WellCare Health Plans, Inc.*	8,100	458,703
Young Innovations, Inc. (a)	11,000	395,560
Zoll Medical Corp.*	3,300	118,437
		6,636,060
INDUSTRIALS – 18.9%
Acuity Brands, Inc.	5,600	254,240
Arkansas Best Corp.	6,200	266,786
Bucyrus Intl., Inc. Class A (a)	11,900	504,797
CBIZ, Inc.*	23,300	170,090
Celadon Group, Inc.*	24,637	409,960
CLARCOR, Inc. (a)	9,860	300,631
Clean Harbors, Inc.*	4,650	202,508
Comfort Systems USA, Inc.	22,700	260,142
Drew Industries, Inc.* (a)	6,300	159,138
Ennis, Inc. (a)	10,350	224,078
Forward Air Corp. (a)	8,350	276,302
FreightCar America, Inc.	8,800	466,400
Genlyte Group, Inc.*	3,200	227,840
GrafTech International Ltd.* (a)	40,800	238,272
Griffon Corp.* (a)	4,500	107,415
H&E Equipment Services, Inc.*	5,200	126,828
Heartland Express, Inc. (a)	19,926	312,440
Hub Group, Inc., Class A*	12,300	280,194
IDEX Corp.	10,300	443,415
Insteel Industries, Inc.	12,000	238,440
JLG Industries, Inc.	16,400	324,884
John H. Harland Co.	6,150	224,168
Kennametal, Inc. (a)	9,650	546,672
Korn/Ferry International*	12,300	257,562
Lamson & Sessions Co.* (a)	13,350	317,997
Landauer, Inc. (a)	5,650	286,738
Landstar System, Inc.	10,250	437,675
Lennox International, Inc. (a)	7,300	167,170
Middleby Corp. (The)*	4,100	315,946
MSC Industrial Direct Co., Inc., Class A	5,950	242,403
MWI Veterinary Supply, Inc.* (a)	4,400	147,532
Regal-Beloit Corp.	4,610	200,535

	SHARES	VALUE
INDUSTRIALS (Continued)
Rollins, Inc.	18,500	$390,535
Rush Enterprises, Inc., Class A* (a)	7,000	116,760
Steelcase, Inc., Class A	8,900	139,641
Stericycle, Inc.* (a)	2,490	173,777
Swift Transportation Co., Inc.* (a)	10,000	237,200
Tetra Tech, Inc.*	14,000	243,880
Waste Connections, Inc.*	6,610	250,585
Watson Wyatt Worldwide, Inc.	12,370	506,179
		10,997,755
INFORMATION TECHNOLOGY – 14.3%
ADTRAN, Inc.	8,050	191,912
Aeroflex, Inc.*	31,400	322,792
Amkor Technology, Inc.* (a)	21,050	108,618
Argon ST, Inc.* (a)	11,100	266,067
Ariba, Inc.*	21,800	163,282
Arris Group, Inc.*	16,700	191,382
Aspen Technology, Inc.* (a)	16,600	181,272
Atmel Corp.*	47,100	284,484
Avocent Corp.*	7,963	239,846
Benchmark Electronics, Inc.* (a)	7,650	205,632
CommScope, Inc.*	12,800	420,608
CTS Corp. (a)	15,300	210,834
ECI Telecom Ltd.*	23,250	191,813
Extreme Networks, Inc.*	45,700	165,891
FactSet Research Systems, Inc.	2,720	132,110
IKON Office Solutions, Inc. (a)	15,000	201,600
Imation Corp. (a)	5,150	206,773
j2 Global Communications, Inc.* (a)	15,500	421,135
Kanbay International, Inc.* (a)	10,200	209,712
Komag, Inc.* (a)	10,000	319,600
LoJack Corp.* (a)	9,290	181,991
McDATA Corp.*	43,250	217,548
Methode Electronics, Inc., Class A	13,140	124,961
Nam Tai Electronics, Inc.	10,900	133,961
Ness Technologies, Inc.*	10,200	136,170
OmniVision Technologies, Inc.*	7,700	109,879
ON Semiconductor Corp.* (a)	47,100	276,948
Online Resources & Communications Corp.* (a)	9,800	120,050
Plantronics, Inc. (a)	11,220	196,687
Plexus Corp.*	11,900	228,480
ScanSource, Inc.*	12,340	374,272
SPSS, Inc.*	14,800	368,964
Stratex Networks, Inc.* (a)	34,900	154,956
Sybase, Inc.*	17,750	430,259
TriQuint Semiconductor, Inc.*	44,400	230,880
United Online, Inc.	14,200	172,956
Zoran Corp.*	15,250	245,220
		8,339,545
MATERIALS – 6.3%
Actuant Corp., Class A	7,300	365,730
AMCOL International Corp. (a)	8,610	214,475
Arch Chemicals, Inc. (a)	6,950	197,728
Cabot Microelectronics Corp.*	7,950	229,119
Commercial Metals Co.	15,650	318,165
Eagle Materials, Inc. (a)	10,600	357,008
Gerdau Ameristeel Corp.	29,200	266,596
H.B. Fuller Co.	14,900	349,256

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

EMERGING GROWTH EQUITY FUND (CONTINUED)

September 30, 2006

	SHARES	VALUE
MATERIALS (Continued)
Hercules, Inc.* (a)	16,000	$252,320
Houston Wire & Cable Co.*	9,400	176,720
RBC Bearings, Inc.* (a)	6,900	166,635
Reliance Steel & Aluminum Co.	3,336	107,219
Spartech Corp.	18,530	496,047
Westlake Chemical Corp.	5,000	160,050
		3,657,068
TELECOMMUNICATION SERVICES – 0.8%
Cincinnati Bell, Inc.*	42,900	206,778
Time Warner Telecom, Inc., Class A*	13,900	264,239
		471,017
UTILITIES – 2.1%
ALLETE, Inc. (a)	3,800	165,110
Avista Corp.	8,100	191,808
Energen Corp.	9,850	412,420
PNM Resources, Inc.	8,500	234,345
UniSource Energy Corp.	5,900	196,647
		1,200,330
Total Common Stocks (Cost $47,958,202)		55,703,171
	PRINCIPAL AMOUNT
REPURCHASE AGREEMENT – 4.9%
Bear Stearns & Co., Inc., 5.00%, Due 10/2/06, Repurchase price $2,882,750, Collateralized by $2,800,000 U.S. Treasury Strips, 0.00%, Due 5/15/14 (Value $1,972,824) & Collateralized by $2,035,000 U.S. Treasury Strips, 0.00%, Due 8/15/21 (Value $988,216)	$2,881,549	2,881,549
Total Repurchase Agreement (Cost $2,881,549)		2,881,549
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING – 14.0%
Bear Stearns & Co., Inc., 5.00%, Due 10/2/06, Repurchase price $8,127,063, Collateralized by $10,870,000 U.S. Treasury Strips, 0.00%, Due 5/15/14 (Value $7,658,784) & Collateralized by $1,460,000 U.S. Treasury Strips, 0.00%, Due 8/15/21 (Value $708,991)	8,123,678	8,123,678
Total Repurchase Agreement Held as Collateral for Securities Lending (Cost $8,123,678)		8,123,678
Total Investments (Cost $58,963,429)	114.7%	$66,708,398
Liabilities in excess of other assets	(14.7)%	(8,548,367)
Net Assets	100.0%	$58,160,031

*  Denotes non-income producing security.

(a)  All or part of this security has been loaned as of September 30, 2006.

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS

INTERNATIONAL EQUITY FUND

September 30, 2006

	SHARES	VALUE
COMMON & PREFERRED STOCKS – 92.3%
AUSTRALIA – 1.5%
BHP Billiton Ltd.	8,475	$161,847
Brambles Industries Ltd.	8,096	76,912
CSL Ltd.	2,642	106,361
Macquarie Airports	151,604	346,788
Newcrest Mining Ltd.	21,715	364,047
Rio Tinto Ltd.	1,228	64,140
		1,120,095
AUSTRIA – 3.1%
C.A.T. Oil AG*	629	13,757
Erste Bank der Oesterreichischen Sparkassen AG	6,795	423,013
Flughafen Wien AG	1,148	95,061
Immofinanz Immobilien Anlagen AG*	19,008	228,951
OMV AG	12,000	621,673
Raiffeisen International Bank Holding AG	3,366	358,489
Telekom Austria AG	9,048	228,291
Wiener Staedtische Allgemeine Versicherung AG	2,154	135,187
Wienerberger AG	3,806	179,706
		2,284,128
BELGIUM – 1.8%
Almancora Comm. VA	1,241	160,492
Fortis	9,185	372,776
KBC Groep NV	7,088	746,356
		1,279,624
BRAZIL – 0.1%
Medial Saude SA - ADR (b)*	3,626	39,727
CANADA – 0.4%
Barrick Gold Corp.	2,884	88,597
Bema Gold Corp.*	20,442	89,999
Centerra Gold, Inc.*	1,356	13,530
Eldorado Gold Corp.*	9,413	40,853
Ivanhoe Mines Ltd.*	2,062	12,861
Potash Corp. of Saskatchewan, Inc.	700	72,675
		318,515
CHINA – 0.8%
China Merchants Holdings International Co. Ltd.	104,990	307,945
GOME Electrical Appliances Holdings Ltd.	170,000	137,913
Weiqiao Textile Co. Ltd., Class H	37,500	49,677
Wumart Stores, Inc., Class H	30,894	107,073
		602,608
CZECH REPUBLIC – 1.3%
Komercni Banka As - GDR	18,707	922,560
DENMARK – 0.5%
Alk-Abello A/S, Class B*	525	81,621
Royal Unibrew A/S	530	61,934
Novo Nordisk A/S, Class B	2,641	196,312
Vestas Wind Systems A/S*	1,273	33,996
		373,863
FINLAND – 2.2%
Fortum Oyj	18,425	490,813
HK Ruokatalo Oyj, Class A	5,043	69,694
Nokia Oyj, Class A	24,417	484,805
Rakentajain Konevuokraamo Oyj, Class B	1,625	27,505

	SHARES	VALUE
FINLAND (Continued)
Ramirent Oyj	3,609	$155,624
Sampo Oyj, Class A	5,341	111,329
SanomaWSOY Oyj, Class B	2,822	72,383
Stockmann Oyj Abp, Class B	1,540	64,688
Wartsila Corp., Class B	915	37,124
YIT Oyj	4,524	104,796
		1,618,761
FRANCE – 11.2%
Accor SA	601	40,958
Alstom*	854	77,256
Atos Origin SA*	1,028	56,659
BNP Paribas SA	4,441	477,766
Bouygues SA	6,635	354,838
Carrefour SA	2,434	153,778
Compagnie de Saint-Gobain	2,130	154,475
Electricite de France	5,070	281,556
Eurazeo	604	69,535
France Telecom SA	3,277	75,203
Gaz de France	1,022	40,688
Generale de Sante	1,792	60,823
Hermes International	459	42,425
JC Decaux SA	2,847	76,995
L'Air Liquide SA	2,668	544,283
LaFarge SA	7,064	911,762
Lagardere S.C.A.	855	61,682
LVMH Moet Hennessy Louis Vuitton SA	6,653	685,368
Pernod Ricard	2,077	432,143
Pinault-Printemps-Redoute SA	2,456	364,020
Publicis Groupe	1,878	73,957
Renault SA	973	111,585
Sanofi-Aventis SA	8,042	715,787
Schneider Electric SA	1,078	120,209
Societe Generale	1,195	190,149
Societe Television Francaise	6,653	212,485
Suez SA	4,363	191,843
Total SA	17,362	1,139,181
Veolia Environnement	1,855	111,976
Vinci SA	1,168	130,023
Vivendi Universal SA	4,970	179,150
		8,138,558
GERMANY – 9.1%
Aareal Bank AG*	3,646	161,703
Adidas-Salomon AG	1,469	69,026
Bilfinger Berger AG	2,646	156,537
Commerzbank AG	16,349	553,874
Continental AG	475	55,172
Deutsche Bank AG	3,200	387,184
Deutsche Boerse AG	2,361	354,729
Deutsche Post AG	20,889	547,710
Deutsche Postbank AG	1,854	140,758
DIC Asset AG	1,161	41,173
E.On AG	1,806	214,579
Fraport AG	14,532	998,269
Fresenius AG	2,320	405,724
Fresenius Medical Care AG	1,571	204,265
Henkel KGaA	1,401	171,859
Henkel KGaA, Preferred Shares	212	29,591

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

INTERNATIONAL EQUITY FUND (CONTINUED)

September 30, 2006

	SHARES	VALUE
GERMANY (Continued)
Hypo Real Estate Holding AG	4,003	$249,607
IVG Immobilien AG	13,409	487,425
Karstadt Quelle AG * (a)	2,470	58,970
Landesbank Berlin Holding AG*	1,904	14,315
Man AG	979	82,706
Marseille-Kliniken AG	501	9,738
Merck KGaA	661	69,845
MTU Aero Engines Holding AG	2,095	78,146
Praktiker Bau-Und Heimwerkermaerkte Holding AG	2,502	82,511
ProSiebenSat.1 Media AG, Preferred Shares	8,466	235,073
Puma AG	63	21,467
Rhoen-Klinikum AG	2,427	109,024
SAP AG	676	134,135
Siemens AG	4,473	390,241
SolarWorld AG	649	35,737
Wacker Chemie AG*	253	29,832
		6,580,925
GREECE – 1.2%
Alpha Bank A.E.	5,732	152,910
Bank of Cyprus Ltd.	42,285	429,974
Hellenic Telecommunication Organization SA*	10,981	269,266
		852,150
HONG KONG – 1.7%
Clear Media Ltd.*	42,000	46,904
Galaxy Entertainment Group Ltd.*	163,135	142,396
Hutchison Telecommunications International Ltd.*	103,540	183,146
Melco International Development Ltd.	177,835	380,762
Shun Tak Holdings Ltd.	360,825	425,186
Texwinca Holdings Ltd.	85,747	56,024
		1,234,418
HUNGARY – 1.9%
Egis Rt.	461	64,381
Gedeon Richter Rt.	705	145,698
Magyar Telekom Rt.*	67,650	272,406
OTP Bank Rt.	28,572	901,786
		1,384,271
INDONESIA – 0.2%
PT Indofood Sukses Makmur Tbk.	200,000	27,115
PT Semen Gresik (Persero) Tbk.	30,526	89,724
		116,839
IRELAND – 0.1%
Dragon Oil Plc*	38,449	108,510
ITALY – 6.1%
Assicurazioni Generali SpA	6,047	226,175
Autostrada Torino - Milano SpA	1,684	36,297
Banca Intesa SpA	23,997	157,909
Banca Intesa SpA, Non-Convertible Shares	41,760	255,735
Banca Italease	2,806	138,395
Banca Popolare dell'Emilia Romagna Scrl	2,718	61,445
Banca Popolare di Sondrio Scrl	1,882	31,259
Banca Popolare Italiana*	36,452	440,219
Banche Popolari Unite Scrl	8,639	232,430
Banco Popolare di Verona	5,426	149,906
Banco Popolare di Verona e Novara Scrl	23,199	306,786

	SHARES	VALUE
ITALY (Continued)
Beni Stabili SpA	24,419	$27,245
Bulgari SpA	3,122	39,742
Buzzi Unicem SpA	11,892	281,201
Capitalia SpA	66,198	548,076
Cassa di Risparmio di Firenze SpA	73,485	223,611
Credito Emiliano SpA	15,328	217,664
Finmeccanica SpA	3,225	72,007
Geox SpA	6,537	81,391
Luxottica Group SpA	1,839	54,164
Parmalat SpA*	13,067	46,886
Sias SpA	1,676	22,057
UniCredito Italiano SpA	91,247	757,200
		4,407,800
JAPAN – 9.0%
Aeon Credit Service Co. Ltd.	1,100	26,310
Aisin Seiki Co. Ltd.	1,100	32,131
Bank of Fukuoka Ltd. (The)	5,000	36,703
Bank of Kyoto Ltd. (The)	2,754	27,841
Bank of Yokohama Ltd. (The)	7,999	62,984
Canon, Inc.	4,350	226,873
Chiba Bank Ltd.	5,000	44,577
Credit Saison Co. Ltd.	1,000	42,164
Daikin Industries Ltd.	2,300	68,157
Daiwa Securities Group, Inc.	2,802	32,691
Denso Corp.	2,100	73,787
Dentsu, Inc.	22	59,792
East Japan Railway Co.	15	104,902
Eisai Co. Ltd.	1,300	62,848
Exedy Corp.	1,000	27,093
Fanuc Ltd.	700	54,644
Fuji Television Network, Inc.	16	36,170
Fujitsu Ltd.	4,000	32,986
Gunma Bank Ltd. (The)	5,000	36,957
Honda Motor Co. Ltd.	6,600	221,844
Hoya Corp.	2,900	109,263
Ibiden Co. Ltd.	900	47,549
Itochu Corp.	4,000	30,988
Jafco Co. Ltd.	400	20,185
Japan Tobacco, Inc.	54	209,855
JS Group Corp.	1,632	34,130
JSR Corp.	1,136	25,007
Keyence Corp.	110	25,332
Koito Manufacturing Co. Ltd.	4,000	51,579
Kubota Corp.	3,568	29,303
Kyocera Corp.	800	68,479
Makita Corp.	1,245	36,577
Matsushita Electric Industrial Co. Ltd.	20,002	423,377
Mitsubishi Electric Corp.	4,000	33,697
Mitsubishi Tokyo Financial Group, Inc.	42	540,513
Mitsubishi UFJ Securities Co. Ltd.	3,000	37,592
Mitsui Fudosan Co. Ltd.	3,901	88,682
Mitsui Mining & Smelting Co.	5,418	27,936
Mizuho Financial Group, Inc.	56	434,307
NGK Spark Plug Co. Ltd.	1,000	19,854
NHK Spring Co. Ltd.	2,820	32,639
Nintendo Co. Ltd.	300	61,824
Nippon Electric Glass Co. Ltd.	3,000	66,167
Nippon Telegraph & Telephone Corp.	14	68,749

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

INTERNATIONAL EQUITY FUND (CONTINUED)

September 30, 2006

	SHARES	VALUE
JAPAN (Continued)
Nissan Chemical Industries Ltd.	2,000	$23,656
Nissan Motor Co. Ltd.	2,800	31,364
Nitto Denko Corp.	2,200	130,387
NOK Corp.	2,200	54,297
Nomura Holdings, Inc.	3,808	67,062
NSK Ltd.	5,000	42,206
NTT DoCoMo, Inc.	69	106,325
Orix Corp.	270	74,638
Resona Holdings, Inc.	9	26,975
Ricoh Co. Ltd.	7,000	139,277
Sapporo Hokuyo Holdings, Inc.	2	21,844
Sega Sammy Holdings, Inc.	1,600	51,477
Seven & I Holdings Co. Ltd.	840	27,026
Sharp Corp.	4,434	76,021
Shinsei Bank Ltd.	4,000	24,384
Shizuoka Bank Ltd. (The)	3,254	35,375
Sony Corp.	3,112	125,945
Stanley Electric Co. Ltd.	3,400	70,240
Sumitomo Chemical Co. Ltd.	14,000	104,547
Sumitomo Corp.	2,509	31,291
Sumitomo Electric Industries Ltd.	2,700	36,553
Sumitomo Metal Industries Ltd.	4,783	18,345
Sumitomo Mitsui Financial Group, Inc.	31	325,459
Sumitomo Trust & Banking Co. Ltd.	10,000	104,648
Suruga Bank Ltd.	2,000	24,994
Suzuki Motor Corp.	7,800	198,120
Takeda Pharmaceutical Co. Ltd.	1,100	68,640
Teijin Ltd.	5,000	26,924
Toppan Printing Co. Ltd.	3,000	33,274
Toray Industries, Inc.	5,000	37,634
Toyota Motor Corp.	6,700	364,186
Yamada Denki Co. Ltd.	800	80,196
Yamaha Motor Co. Ltd.	2,700	71,552
Yamato Holdings Co. Ltd.	1,179	17,060
Yokogawa Electric Corp.	1,400	18,396
		6,525,356
LUXEMBOURG – 0.2%
Millicom International Cellular SA*	3,626	148,376
MEXICO – 1.2%
CEMEX S.A. de C.V. - ADR (a)	2,552	76,764
Consorcio, ARA S.A. de C.V.	7,452	36,612
Fomento Economico Mexicano S.A. de C.V. - ADR	1,636	158,594
Grupo Aeroportuario del Pacifico S.A. de C.V., Class B - ADR	1,597	54,298
Grupo Aeroportuario del Sureste S.A. de C.V., Class B - ADR	3,802	141,853
Grupo Financiero Banorte S.A. de C.V., Class O	59,840	187,378
Grupo Televisa S.A. de C.V. - ADR (a)	7,569	160,917
Urbi Desarrollos Urbanos S.A. de C.V.*	15,084	42,483
		858,899
NETHERLANDS – 4.9%
AmRest Holdings NV*	459	9,681
Euronext NV	3,255	316,334
Heineken NV	5,263	240,692
ING Groep NV	16,556	728,187
Koninklijke Ahold NV*	13,545	143,915
Koninklijke KPN NV	14,436	184,131
Koninklijke Numico NV	4,792	215,689
Koninklijke Philips Electronics NV	15,379	539,535

	SHARES	VALUE
NETHERLANDS (Continued)
TNT NV	17,530	$664,784
Unilever NV	14,191	349,058
Vedior NV	8,529	159,721
		3,551,727
NEW ZEALAND – 0.1%
Auckland International Airport Ltd.	45,737	60,591
NORWAY – 1.2%
Acta Holding ASA	14,219	57,540
Austevoll Seafood*	1,798	11,300
DNB Holding ASA	13,686	167,619
Norsk Hydro ASA	5,459	121,961
Orkla ASA	1,915	91,145
Pan Fish ASA*	164,267	129,423
Statoil ASA	7,685	181,706
Telenor ASA	6,002	78,293
Tomra Systems ASA	3,359	20,492
		859,479
PHILIPPINES – 0.2%
Ayala Corp.	8,438	79,937
Philippine Long Distance Telephone Co.	2,059	93,218
		173,155
POLAND – 5.1%
Agora SA	3,302	31,286
Bank BPH	1,553	400,496
Bank Millennium SA	36,702	75,062
Bank Pekao SA	16,079	1,002,465
Bank Zachodni WBK SA	6,483	398,804
Budimex SA*	5,009	121,651
CCC SA	4,959	72,897
Cersanit-Krasnystaw SA*	19,207	190,272
Globe Trade Centre SA*	4,126	39,555
Inter Cars SA*	2,808	31,765
PKO Bank Polski SA	90,739	1,058,665
Telekomunikacja Polska SA	31,384	199,579
ZM Duda SA*	9,888	44,237
		3,666,734
PORTUGAL – 0.2%
Electricidade de Portugal SA	13,532	58,677
Jeronimo Martins SGPS SA	1,358	24,243
Portugal Telecom SGPS SA	6,613	82,588
		165,508
REPUBLIC OF KOREA – 0.6%
Hyundai Motor Co. Ltd.	851	72,881
Samsung Electronics Co. Ltd.	506	355,238
		428,119
RUSSIAN FEDERATION – 4.3%
Mining and Metallurgical Co. Norilsk Nickel - ADR	1,927	243,572
NovaTek OAO	39,000	193,050
Novorossiysk Sea Trade Port*	114,613	5,261
OAO Gazprom	7,264	77,725
OAO Gazprom - ADR	17,158	740,367
OAO LUKOIL - ADR (a)	6,056	457,833
OAO Rosneft Oil Co. - GDR*	48,763	389,616
OAO Rosneft-Purneftegaz	465	16,322

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

INTERNATIONAL EQUITY FUND (CONTINUED)

September 30, 2006

	SHARES	VALUE
RUSSIAN FEDERATION (Continued)
Polyus Gold - ADR*	5,294	$232,407
RAO Unified Energy System - GDR	3,054	225,080
Sberbank RF	225	490,500
TNK-BP Ltd.	24,697	61,496
		3,133,229
SPAIN – 0.6%
Corporacion Mapfre SA	7,567	158,111
Grupo Empresarial Ence SA	2,441	121,662
Inditex	2,756	128,451
		408,224
SWEDEN – 3.4%
Autoliv, Inc.	801	44,338
Capio AB*	10,189	232,968
Ericsson LM, Class B	28,000	97,083
Swedbank AB, Class A	19,387	575,600
Getinge AB, Class B	7,213	131,939
Hennes & Mauritz AB, Class B	1,350	56,483
Modern Times Group MTG AB, Class B*	4,501	232,862
Nordea Bank AB	30,441	398,916
Securitas AB, Class B	1,836	23,057
Securitas Direct AB, Class B*	1,836	4,611
Securitas Systems AB, Class B*	1,836	6,892
Skandinaviska Enskilda Banken AB, Class A	18,977	510,322
Skanska AB, Class B	7,129	120,671
TeliaSonera AB	3,500	22,455
		2,458,197
SWITZERLAND – 6.9%
Adecco SA	5,090	307,208
BKW FMB Energie AG	277	27,033
Compagnie Financiere Richmont AG, Class A	7,739	372,680
Credit Suisse Group	6,365	368,377
Givaudan SA	45	36,033
Holcim Ltd.	7,332	599,417
Nestle SA	2,865	999,232
Novartis AG	12,376	722,700
Roche Holding AG	4,018	694,898
SGS SA	124	124,883
Swatch Group AG (The), Class B	2,616	505,580
Syngenta AG	1,284	193,714
Flughafen Zuerich AG	108	25,918
		4,977,673
THAILAND – 0.1%
Bangkok Bank Public Co. Ltd.	3,211	9,406
Bangkok Bank Public Co. Ltd. - NVDR	4,790	13,649
Krung Thai Bank Public Co. Ltd.*	229,194	69,583
		92,638
TURKEY – 0.8%
Dogan Sirketler Grubu Holding AS	58,126	224,744
Haci Omer Sabanci Holding AS	13,713	48,489
Turkiye Garanti Bankasi AS	46,600	137,983
Turkiye Is Bankasi, Class C	28,132	149,678
		560,894

	SHARES	VALUE
UNITED KINGDOM – 9.7%
Aegis Group Plc	28,679	$71,810
Anglo American Plc	13,077	546,670
Arriva Plc	2,933	36,240
BAE Systems Plc	12,547	92,841
Balfour Beatty Plc	6,761	52,116
BP Plc	7,543	82,186
Burberry Group Plc	13,137	126,904
Compass Group Plc	52,315	262,721
Diageo Plc	40,708	719,035
FirstGroup Plc	3,905	35,877
GlaxoSmithKline Plc	29,351	781,361
Go-Ahead Group (The) Plc	790	29,224
Highland Gold Mining Ltd.*	7,326	23,796
Imperial Tobacco Group Plc	4,654	155,087
Michael Page International Plc	5,302	38,190
National Express Group Plc	1,205	21,183
Peter Hambro Mining Plc*	5,165	116,419
Prudential Corp. Plc	13,693	170,086
Reckitt Benckiser Plc	9,975	413,446
Rentokil Initial Plc	12,070	33,103
Rio Tinto Plc	1,447	68,455
Rolls-Royce Group Plc	47,829	405,619
SABMiller Plc	3,259	60,890
Scottish & Newcastle Plc	8,078	86,200
Smith & Nephew Plc	34,230	314,802
Smiths Group Plc	3,083	51,743
Southern Cross Healthcare Ltd.*	2,570	15,107
Stagecoach Group Plc	15,352	36,500
Tesco Plc	116,378	784,337
Vodafone Group Plc	323,298	739,913
William Hill Plc	12,972	156,273
Wolseley Plc	8,247	173,845
WPP Group Plc	24,423	302,681
		7,004,660
UNITED STATES – 0.6%
CTC Media, Inc.*	2,462	54,903
News Corp., Class B (a)	19,404	400,498
		455,401
Total Common & Preferred Stocks (Cost $56,039,510)		66,912,212
WARRANTS – 2.2%
INDIA – 2.2%
Citigroup Global M CWT, Expires 1/20/10	18,021	211,567
Bharti Tele-Ventures Ltd., Expires 5/31/10*	51,351	522,866
State Bank of India, Expires 1/19/09*	7,553	168,152
State Bank of India, Expires 6/17/08*	30,747	686,285
Total Warrants (Cost $1,435,567)		1,588,870
INVESTMENT COMPANIES – 0.1%
LUXEMBOURG – 0.1%
ProLogis European Properties*	4,610	85,920
Total Investment Companies (Cost $84,583)		85,920

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

INTERNATIONAL EQUITY FUND (CONTINUED)

September 30, 2006

	PRINCIPAL AMOUNT	VALUE
REPURCHASE AGREEMENT – 5.1%
UNITED STATES – 5.1%
Bear Stearns & Co., Inc., 5.00%, Due 10/2/06, Repurchase price $3,699,717, Collateralized by $5,405,000, U.S. Treasury Strips, 0.00%, Due 5/15/14 (Value $3,808,255)	$3,698,176	$3,698,176
Total Repurchase Agreement (Cost $3,698,176)		3,698,176
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING – 1.8%
UNITED STATES – 1.8%
Bear Stearns & Co., Inc., 5.00%, Due 10/2/06, Repurchase price $1,332,946, Collateralized by $1,950,000, U.S. Treasury Strips, 0.00%, Due 5/15/14 (Value $1,373,931)	1,332,391	1,332,391
Total Repurchase Agreement Held As Collateral For Securities Lending (Cost $1,332,391)		1,332,391
Total Investments (Cost $62,590,227)	101.5%	$73,617,569
Liabilities in excess of other assets	(1.5)%	(1,093,149)
Net Assets	100.0%	$72,524,420

*  Denotes non-income producing security.

(a)  All or part of this security has been loaned as of September 30, 2006.

(b)  Fair valued security under procedures established by the Board of Trustees.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

NVDR - Non-Voting Depositary Receipt

SECTOR DIVERSIFICATION AS OF SEPTEMBER 30, 2006
SECTOR	PERCENT OF NET ASSETS
Consumer Discretionary	12.2%
Consumer Staples	8.1
Energy	5.8
Financials	31.9
Health Care	7.2
Industrials	11.7
Information Technology	2.7
Materials	7.7
Telecommunication Services	5.0
Utilities	2.3
Short-Term Investments	6.9
Total Investments	101.5%
Liabilities in excess of other assets	(1.5)
Total	100.0%

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS

ACTIVELY MANAGED BOND FUND

September 30, 2006

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS – 8.5%
ChevronTexaco Corp., 7.09%, 2/1/07	$600,000	$602,642
Citigroup, Inc., 6.50%, 1/18/11 (a)	500,000	524,986
Financing Corp., 9.40%, 2/8/18	100,000	136,963
General Electric Capital Corp., Medium Term Note, 4.63%, 8/5/25	400,000	372,103
JP Morgan & Co., Inc., Medium Term Note, 0.00%, 4/24/27	2,201,000	423,602
Merrill Lynch & Co., Inc., Medium Term Note, 0.00%, 2/25/27	4,300,000	870,987
Morgan Stanley Dean Witter, 5.30%, 3/1/13 (a)	1,000,000	998,462
Public Service Electric & Gas, 6.38%, 5/1/08	525,000	532,847
Transamerica Financial Corp., 0.00%, 9/1/12	3,000,000	2,156,156
U.S. Bank N.A., 6.38%, 8/1/11 (a)	1,000,000	1,049,542
U.S. Bank N.A., 6.30%, 2/4/14 (a)	1,500,000	1,589,327
Total Corporate Bonds (Cost $8,911,620)		9,257,617
MORTGAGE-BACKED SECURITIES – 15.6%
Banc of America Mortgage Securities, Remic 03-5 1A38, 5.50%, 7/25/33	1,000,000	982,343
Banc of America Mortgage Securities, Remic 04-3 1A24, 5.50%, 4/25/34	1,000,000	984,986
Bear Stearns Asset Backed Securities, Inc., Remic 06-AC1 21A2, 5.50%, 12/25/35	992,266	991,527
Countrywide Alternative Loan Trust, Remic 05-35CB 2A2, 5.50%, 9/25/35	1,040,150	1,007,971
Countrywide Alternative Loan Trust, Remic 05-55CB 2A2, 5.50%, 11/25/35	1,366,165	1,349,323
Countrywide Alternative Loan Trust, Remic 05-57CB 4A7, 5.50%, 12/25/35	1,000,000	969,110
Countrywide Home Loans, Inc., Remic 04-J7 2A2, 4.50%, 8/25/19	1,000,000	934,789
Countrywide Home Loans, Inc., Remic 05-J4 A8, 5.50%, 11/25/35	900,000	876,359
GSR Mortgage Loan Trust, Remic 04-6F 3A3, 6.50%, 5/25/34	2,500,000	2,565,843
Residential Asset Securitization Trust, Remic 04-A9 A10, 5.75%, 12/25/34	1,000,000	992,142
Washington Mutual MSC Mortgage Pass-Through Certificates, Remic 03-MS2 4A6, 5.75%, 2/25/33	1,000,000	991,208
Washington Mutual MSC Mortgage Pass-Through Certificates, Remic 05-10 3CB2, 6.00%, 11/25/35	989,561	990,743
Wells Fargo Mortgage Backed Securities Trust, Remic 04-2 APO, 0.00%, 1/25/19	3,580,698	2,843,898
Wells Fargo Mortgage Backed Securities Trust, Remic 04-1 A37, 5.50%, 2/25/34	578,786	584,256
Total Mortgage-Backed Securities (Cost $17,172,592)		17,064,498
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS – 73.7%
FEDERAL HOME LOAN BANK – 2.1%
4.00%, 2/27/14	1,150,000	1,136,066
4.00%, 12/15/14	1,000,000	988,134
6.15%, 7/24/18	200,000	197,160
		2,321,360
FEDERAL HOME LOAN MORTGAGE CORP. – 31.3%
9.44%, 5/15/08, Remic 1515S*	533,386	538,724
6.05%, 4/12/13, Medium Term Note	500,000	500,516

	PRINCIPAL AMOUNT	VALUE
FEDERAL HOME LOAN MORTGAGE CORP. (Continued)
6.00%, 4/15/13, Remic 2052PL	$434,813	$439,594
5.00%, 9/21/18, Medium Term Note	700,000	692,957
8.00%, 6/15/22, Remic 1316Z	6,233	6,490
8.00%, 6/15/22, Remic 1316ZA	389,594	388,893
5.00%, 10/15/22, Remic 2662DG	775,000	746,320
6.00%, 6/15/23, Remic 2707VD	2,000,000	1,981,827
6.50%, 12/15/23, Remic 1628LZ	836,880	858,469
6.50%, 6/14/24, Medium Term Note	1,000,000	996,882
6.50%, 2/15/26, Remic 1814D	31,433	31,434
6.00%, 3/15/28, Remic 2115BJ	2,768,070	2,789,360
5.95%, 5/15/28, Remic 2059Z	450,766	455,530
6.50%, 5/15/28, Remic 2060Z	666,818	688,325
6.50%, 5/15/28, Remic 2054L	176,259	180,594
6.75%, 5/15/28, Remic 2057PE	476,450	486,968
7.50%, 5/15/28, Remic 2054PV	390,809	408,479
7.00%, 6/15/28, Remic 2064TE	156,881	162,717
6.00%, 8/15/28, Remic 2205ZA	1,497,790	1,510,805
6.25%, 2/15/29, Remic 2126CB	149,365	153,426
6.00%, 3/15/29, Remic 2132PE	1,000,000	1,014,147
6.00%, 5/15/29, Remic 2205YB	143,219	143,440
6.00%, 6/15/29, Remic 2162PH	636,115	645,392
6.00%, 8/15/29, Remic 2303CJ	553,318	556,502
6.00%, 4/15/31, Remic 2306PL	1,332,000	1,351,435
6.50%, 6/15/31, Remic 2328QE	760,993	780,540
6.50%, 7/15/31, Remic 2333KA	811,866	828,052
5.50%, 8/15/31, Remic 2672GH	2,000,000	1,966,113
6.00%, 9/15/31, Remic 2365C	376,248	380,676
6.00%, 10/15/31, Remic 2794AZ	1,149,873	1,134,733
5.50%, 11/15/31, Remic 2382DZ	674,026	634,772
5.50%, 8/15/32, Remic 2492Z	3,444,440	3,368,630
6.00%, 8/15/32, Remic 2485WG	1,000,000	1,007,910
6.00%, 8/15/32, Remic 2489PE	500,000	507,015
6.00%, 2/15/33, Remic 2575QE	1,947,035	1,960,041
6.00%, 1/15/34, Remic 2728DC	1,000,000	1,015,955
6.00%, 4/15/34, Remic 2778ZT	1,352,078	1,352,441
6.00%, 6/15/34, Remic 2809GJ	1,000,000	1,006,007
6.00%, 11/15/34, Remic 2881BZ	502,187	510,339
		34,182,450
FEDERAL NATIONAL MORTGAGE ASSOC. – 24.1%
8.25%, 5/1/10, Pool #15569	16,770	16,864
6.80%, 8/27/12, Series B, Medium Term Note	1,100,000	1,113,251
7.00%, 6/25/13, Remic 93-65ZZ	1,149,747	1,181,195
4.00%, 9/29/14	500,000	493,349
7.05%, 10/30/15	1,000,000	1,017,706
6.00%, 2/17/16	500,000	498,992
6.00%, 2/22/16	500,000	498,386
4.00%, 10/12/16	1,000,000	985,148
6.50%, 12/27/16	1,000,000	1,001,465
5.50%, 3/25/17, Remic 02-11QG	700,000	704,113
5.13%, 9/4/18	200,000	198,338
6.00%, 4/6/20	1,000,000	994,514
6.00%, 5/19/20	750,000	742,019
8.40%, 12/25/21, Remic 91-169M	14,771	15,763
8.00%, 4/25/22, Remic 92-55DZ	870,322	891,340
7.50%, 9/25/22, Remic 92-161H	115,466	121,662
0.00%, 10/25/22, Remic 93-124M	81,261	66,817
7.80%, 10/25/22, Remic G92-57Z	192,531	201,601

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

ACTIVELY MANAGED BOND FUND (CONTINUED)

September 30, 2006

	PRINCIPAL AMOUNT	VALUE
FEDERAL NATIONAL MORTGAGE ASSOC. (Continued)
7.00%, 2/25/23, Remic 97-61ZC	$274,286	$285,809
5.00%, 3/25/23, Remic G93-10J	207,574	202,305
7.25%, 4/25/23, Remic G93-15H	179,587	187,605
0.00%, 6/25/23, Remic 93-100K	356,772	305,326
7.00%, 7/25/23, Remic 93-112ZB	979,147	1,017,406
6.50%, 12/25/23, Remic 93-223ZA	1,742,208	1,781,849
7.00%, 12/25/23, Remic 93-250DZ	211,718	230,566
7.38%, 4/25/24, Remic 94-65LL	279,000	293,160
7.50%, 4/25/24, Remic 94-61E	281,511	295,147
6.00%, 9/1/25, Pool #344321	506,290	508,625
7.50%, 6/17/26, Remic G96-1PK	341,019	361,260
10.00%, 6/17/27, Remic 97-49B	13,870	15,395
6.00%, 3/18/28, Remic 98-11Z	738,421	750,784
6.50%, 10/25/28, Remic 98-59Z	655,285	664,869
9.00%, 11/25/28, Remic 98-62DC	603,370	671,347
7.50%, 2/25/30, Remic 00-2ZE	919,999	970,048
0.00%, 7/25/30, Remic 00-23PO	520,957	424,815
6.50%, 10/25/31, Remic 02-48GF	1,526,322	1,542,178
5.50%, 11/25/31, Remic 03-91QD	500,000	493,989
5.50%, 3/25/32, Remic 03-32PH	1,920,996	1,890,748
6.00%, 10/25/32, Remic 04-45ZL	1,149,873	1,144,719
5.50%, 1/25/33, Remic 04-61EQ	1,000,000	989,538
0.00%, 6/27/36, Series 1	5,000,000	599,810
		26,369,821
GOVERNMENT NATIONAL MORTGAGE ASSOC. – 7.0%
6.00%, 5/20/23, Remic 04-5VB	1,000,000	1,017,644
9.50%, 3/20/25, Pool #1977	32,225	35,284
7.50%, 9/17/25, Remic 98-26K	370,149	388,262
7.00%, 2/20/26, Remic 98-22K	319,183	330,531
7.50%, 5/16/27, Remic 97-8PE	119,198	123,192
7.50%, 7/20/27, Remic 97-11D	313,191	323,338
7.00%, 11/20/27, Remic 97-18J	96,529	100,996
8.00%, 9/16/29, Remic 99-31ZC	263,862	292,540
6.50%, 3/20/31, Remic 01-4PM	623,110	640,741
5.25%, 1/16/32, Remic 03-6BE	1,000,000	988,227
5.50%, 4/16/33, Remic 03-83BC	1,000,000	983,626
6.00%, 12/16/33, Remic 03-114Z	2,357,817	2,470,140
		7,694,521
U.S. TREASURY BONDS – 4.3%
9.25%, 2/15/16	3,520,000	4,737,702
U.S. TREASURY STRIPS – 4.9%
0.00%, 2/15/10	6,180,000	5,312,464
Total United States Government & Agency Obligations (Cost $80,105,408)		80,618,318
REPURCHASE AGREEMENT – 1.6%
Bear Stearns & Co., Inc., 5.00%, Due 10/2/06, Repurchase price $1,730,835, Collateralized by $2,530,000 U.S. Treasury Strips, 0.00%, Due 5/15/14 (Value $1,782,587)	1,730,114	1,730,114
Total Repurchase Agreement (Cost $1,730,114)		1,730,114

	PRINCIPAL AMOUNT	VALUE
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING – 1.8%
Bear Stearns & Co., Inc., 5.00%, Due 10/2/06, Repurchase price $2,004,491, Collateralized by $2,930,000 U.S. Treasury Strips, 0.00%, Due 5/15/14 (Value $2,064,419)	$2,003,656	$2,003,656
Total Repurchase Agreement Held As Collateral For Securities Lending (Cost $2,003,656)		2,003,656
Total Investments (Cost $109,923,390)	101.2%	$110,674,203
Liabilities in excess of other assets	(1.2)%	(1,304,528)
Net Assets	100.0%	$109,369,675

*  Variable rate security. Rate represents the rate in effect as of September 30, 2006. Maturity reflects final maturity date.

(a)  All or part of this security has been loaned as of September 30, 2006.

Remic - Real Estate Mortgage Investment Conduit

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS

INTERMEDIATE-TERM BOND FUND

September 30, 2006

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS – 10.6%
Citigroup, Inc., 6.50%, 1/18/11 (a)	$500,000	$524,986
Credit Suisse First Boston USA, Inc., 6.50%, 1/15/12 (a)	500,000	526,759
General Electric Co., 5.00%, 2/1/13 (a)	1,000,000	988,700
Morgan Stanley, 6.60%, 4/1/12	450,000	477,814
Old Republic International Corp., 7.00%, 6/15/07	505,000	508,216
Total Corporate Bonds (Cost $3,012,341)		3,026,475
MORTGAGE-BACKED SECURITIES – 14.0%
Banc of America Alternative Loan Trust, Remic 04-7 2A2, 6.00%, 8/25/34	603,616	604,723
Bear Stearns Asset Backed Securities, Inc., Remic 06-AC1 21A2, 5.50%, 12/25/35	405,927	405,625
DLJ Acceptance Trust, Remic 89-1F, 11.00%, 8/1/19	20,855	22,483
GSR Mortgage Loan Trust, Remic 04-6F 3A3, 6.50%, 5/25/34	1,200,000	1,231,604
Residential Asset Mortgage Products, Inc., Remic 02-SL1 AI3, 7.00%, 6/25/32	464,876	463,246
Structured Asset Securities Corp., Remic 01-SB1 APO, 0.00%, 8/25/31	338,471	232,315
Structured Asset Securities Corp., Remic 03-21 1A3, 5.50%, 7/25/33	330,077	327,914
Structured Asset Securities Corp., Remic 03-33H 1A1, 5.50%, 10/25/33	133,227	131,748
Washington Mutual, Remic 02-S4 A4, 6.50%, 10/19/29	242,528	243,370
Wells Fargo Mortgage Backed Securities Trust, Remic 04-2 APO, 0.00%, 1/25/19	444,113	352,728
Total Mortgage-Backed Securities (Cost $4,091,414)		4,015,756
UNITED STATES GOVERNMENT & AGENCY OBLIGATIONS – 70.3%
FEDERAL HOME LOAN BANK – 10.3%
5.00%, 8/20/08	400,000	398,796
4.50%, 10/24/11	150,000	148,029
4.00%, 11/18/11	330,000	328,065
5.00%, 11/26/12	614,286	603,139
4.00%, 2/27/14	500,000	493,942
4.15%, 3/16/15	1,000,000	985,366
		2,957,337
FEDERAL HOME LOAN MORTGAGE CORP. – 20.6%
6.50%, 10/15/08, Remic 1587Z	377,137	378,080
6.50%, 11/1/08, Gold Pool #M80719	7,872	7,902
8.00%, 9/1/09, Pool #189332	90,425	90,264
6.05%, 4/12/13, Medium Term Note	100,000	100,103
6.00%, 4/15/13, Remic 2052PL	260,888	263,756
9.00%, 3/15/20, Remic 34D	24,034	23,971
6.00%, 11/1/21, Gold Pool #C90492	130,762	132,748
8.00%, 6/15/22, Remic 1316Z	57,660	60,042
7.00%, 7/15/22, Remic 1311K	92,853	95,110
6.00%, 11/15/23, Remic 1620Z	316,283	320,992
7.00%, 12/15/23, Remic 1695EA	47,721	47,841
8.50%, 9/15/24, Remic 1753D	31,588	32,973
6.50%, 1/15/28, Remic 2036-PG	500,000	511,778
6.50%, 4/15/28, Remic 2053Z	375,204	385,286
5.95%, 5/15/28, Remic 2059Z	388,592	392,699
6.00%, 5/15/28, Remic 3103KW	464,885	463,141
6.75%, 5/15/28, Remic 2057PE	416,720	425,920
7.50%, 5/15/28, Remic 2054PV	210,436	219,950

	PRINCIPAL AMOUNT	VALUE
FEDERAL HOME LOAN MORTGAGE CORP. (Continued)
7.00%, 6/15/28, Remic 2064TE	$156,881	$162,717
6.25%, 12/15/28, Remic 2108CB	247,358	253,074
6.00%, 3/15/29, Remic 2132PE	793,000	804,218
6.50%, 6/15/31, Remic 2328QE	507,329	520,359
6.50%, 1/15/32, Remic 2407BJ	218,074	226,138
		5,919,062
FEDERAL NATIONAL MORTGAGE ASSOC. – 33.0%
4.02%, 8/18/08	184,000	180,753
6.50%, 3/25/09, Remic 94-32Z	78,189	78,474
3.50%, 12/1/09	500,000	498,561
5.25%, 1/28/13	600,000	593,193
7.00%, 6/25/13, Remic 93-65ZZ	567,310	582,827
6.50%, 1/1/14, Pool #50848	98,622	101,420
5.00%, 4/11/14	400,000	394,201
5.00%, 9/15/14	350,000	346,825
4.00%, 9/29/14	500,000	493,349
4.00%, 12/30/14	500,000	494,127
5.50%, 12/30/14	400,000	396,101
6.00%, 2/17/16	500,000	498,992
6.00%, 2/22/16	500,000	498,386
6.00%, 9/25/16, Remic 01-53HC	129,150	130,887
6.00%, 2/25/17, Remic 02-2UC	317,421	319,667
0.00%, 3/1/18, Remic 29-1	1,364	1,131
8.60%, 10/25/19, Remic 89-62G	19,770	21,165
7.50%, 9/25/21, Remic 91-113ZE	327,695	345,088
7.50%, 10/25/21, Remic G-41PT	66,797	68,859
7.00%, 1/25/22, Remic G92-15Z	191,791	195,299
8.00%, 1/25/23, Remic 93-4LA	44,860	47,707
0.00%, 4/25/24, Remic 94-76KB	92,988	59,270
9.00%, 6/1/25, Pool # 303437	75,644	82,204
6.00%, 9/1/25, Pool #344321	321,243	322,725
6.00%, 7/25/29, Remic 99-32B	385,395	383,361
6.00%, 10/25/31, Remic 01-53OP	531,023	537,332
5.50%, 3/25/32, Remic 03-32PH	1,000,000	984,254
5.50%, 9/25/32, Remic 03-47PD	338,000	332,248
5.50%, 1/25/33, Remic 04-61EQ	400,000	395,815
7.00%, 1/25/42, Remic 02-14A1	51,247	52,846
		9,437,067
GOVERNMENT NATIONAL MORTGAGE ASSOC. – 6.4%
8.50%, 11/20/26, Series II, Pool #2326	16,395	17,523
8.25%, 6/15/27, Pool #440640	138,029	147,118
8.25%, 9/15/27, Pool #453323	41,592	44,331
8.25%, 12/15/27, Pool #427291	12,936	13,788
6.00%, 6/16/32, Remic 02-41ZD	284,888	291,305
7.00%, 8/16/32, Remic 03-115BV	329,764	350,346
5.50%, 4/16/33, Remic 03-83BC	1,000,000	983,626
		1,848,037
Total United States Government & Agency Obligations (Cost $20,387,154)		20,161,503
REPURCHASE AGREEMENT – 4.5%
Bear Stearns & Co., Inc., 5.00% , Due 10/2/06, Repurchase price $1,282,949, Collateralized by $1,875,000 U.S. Treasury Strips, 0.00%, Due 5/15/14 (Value $1,321,088)	1,282,415	1,282,415
Total Repurchase Agreement (Cost $1,282,415)		1,282,415

See Notes to Financial Statements

RSI Retirement Trust

STATEMENT OF INVESTMENTS (CONTINUED)

INTERMEDIATE-TERM BOND FUND (CONTINUED)

September 30, 2006

	PRINCIPAL AMOUNT	VALUE
REPURCHASE AGREEMENT HELD AS COLLATERAL FOR SECURITIES LENDING – 4.0%
Bear Stearns & Co., Inc., 5.00% , Due 10/2/06, Repurchase price $1,157,457, Collateralized by $1,690,000 U.S. Treasury Strips, 0.00%, Due 5/15/14 (Value $1,190,740)	$1,156,975	$1,156,975
Total Repurchase Agreement Held As Collateral For Securities Lending (Cost $1,156,975)		1,156,975
Total Investments (Cost $29,930,299)	103.4%	$29,643,124
Liabilities in excess of other assets	(3.4)%	(972,931)
Net Assets	100.0%	$28,670,193

(a)  All or part of this security has been loaned as of September 30, 2006.

Remic - Real Estate Mortgage Investment Conduit

See Notes to Financial Statements

RSI Retirement Trust

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2006

	CORE EQUITY FUND	VALUE EQUITY FUND	EMERGING GROWTH EQUITY FUND
ASSETS:
Investments in securities at value—Note 2A	$127,696,759	$101,961,879	$55,703,171
Repurchase agreements at cost—Note 2C	7,216,122	8,100,910	11,005,227
Total Investments	134,912,881	110,062,789	66,708,398
Cash	376	—	—
Receivable for investments sold	600,748	—	612,737
Receivable for units of beneficial interest sold	253,876	223,592	113,915
Dividends and interest receivable	134,946	136,805	61,535
Other assets	2,189	2,220	2,165
Total Assets	135,905,016	110,425,406	67,498,750
LIABILITIES:
Payable for investments purchased	476,194	887,579	1,083,022
Payable upon return of securities on loan—Note 4C	5,023,243	6,694,895	8,123,678
Payable for units of beneficial interest redeemed	31,331	33,113	5,219
Net payable for variation margin on futures contracts	1,368	—	—
Payable to investment adviser	54,910	45,766	49,514
Accrued expenses	107,067	92,804	77,286
Total Liabilities	5,694,113	7,754,157	9,338,719
NET ASSETS	$130,210,903	$102,671,249	$58,160,031
NET ASSETS CONSIST OF:
Paid-in capital (deficit)	$(219,768,019)	$(60,788,328)	$(80,276,146)
Accumulated net investment income (loss)	53,247,210	25,858,741	(10,532,926)
Accumulated net realized gain	273,650,648	115,765,433	141,224,134
Unrealized appreciation	23,081,064	21,835,403	7,744,969
Net Assets	$130,210,903	$102,671,249	$58,160,031
NET ASSET VALUE offering and redemption price per unit	$9.26	$11.30	$8.64
Outstanding units of beneficial interest*	14,065,716	9,087,205	6,734,397
Investments in securities at cost	$111,843,483	$88,227,386	$58,963,429

  *  At September 30, 2006 there were an unlimited number of units of beneficial interest authorized.

See Notes to Financial Statements

RSI Retirement Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

SEPTEMBER 30, 2006

	INTERNATIONAL EQUITY FUND	ACTIVELY MANAGED BOND FUND	INTERMEDIATE-TERM BOND FUND
ASSETS:
Investments in securities at value—Note 2A	$68,587,002	$106,940,433	$27,203,734
Repurchase agreements at cost—Note 2C	5,030,567	3,733,770	2,439,390
Total Investments	73,617,569	110,674,203	29,643,124
Foreign currency at value (cost $294,517)	292,996	—	—
Receivable for investments sold	51,075	—	—
Receivable for units of beneficial interest sold	172,348	200,972	54,897
Dividends and interest receivable	82,585	648,935	202,652
Unrealized appreciation on forward currency contracts—Note 2K	7,567	—	—
Reclaims receivable	122,017	—	—
Other assets	2,190	2,190	2,194
Total Assets	74,348,347	111,526,300	29,902,867
LIABILITIES:
Payable for investments purchased	331,227	—	—
Payable upon return of securities on loan—Note 4C	1,332,391	2,003,656	1,156,975
Payable for units of beneficial interest redeemed	5,628	19,477	4,314
Unrealized depreciation on forward currency contracts—Note 2K	4,606	—	—
Payable to investment adviser	47,342	35,754	9,386
Accrued expenses and other payables	102,733	97,738	61,999
Total Liabilities	1,823,927	2,156,625	1,232,674
NET ASSETS	$72,524,420	$109,369,675	$28,670,193
NET ASSETS CONSIST OF:
Paid-in capital (deficit)	$892,522	$(154,666,139)	$(128,795,226)
Accumulated net investment income	283,198	229,015,044	142,951,791
Accumulated net realized gain	60,320,513	34,269,957	14,800,803
Unrealized appreciation (depreciation)	11,028,187	750,813	(287,175)
Net Assets	$72,524,420	$109,369,675	$28,670,193
NET ASSET VALUE offering and redemption price per unit	$15.95	$11.02	$9.16
Outstanding units of beneficial interest*	4,546,218	9,926,396	3,128,212
Investments in securities at cost	$62,590,227	$109,923,390	$29,930,299

  *  At September 30, 2006 there were an unlimited number of units of beneficial interest authorized.

See Notes to Financial Statements

RSI Retirement Trust

STATEMENTS OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2006

	CORE EQUITY FUND	VALUE EQUITY FUND	EMERGING GROWTH EQUITY FUND
NET INVESTMENT INCOME:
Investment Income:
Interest	$71,314	$159,439	$73,601
Dividends	1,832,205	2,170,062	514,009
Securities lending	41,880	28,786	53,508
Total Investment Income	1,945,399	2,358,287	641,118
Expenses:
Investment management fees—Note 3A	674,983	537,618	633,239
Shareholder servicing fees and expenses—Note 3B	662,131	498,485	310,912
Custodian fees and expenses	23,869	16,156	31,373
Legal, accounting and auditing fees	68,006	50,615	57,930
Consultant fees	3,896	3,946	3,949
Trustees' fees and expenses—Note 3C	40,783	40,783	40,755
Printing and postage	20,710	20,674	20,617
Insurance	23,614	18,059	11,397
Other	33,366	33,835	33,502
Total Expenses	1,551,358	1,220,171	1,143,674
Expense Reimbursement—Note 4D	(13,312)	(5,523)	(20,832)
Net Expenses	1,538,046	1,214,648	1,122,842
NET INVESTMENT INCOME (LOSS)	407,353	1,143,639	(481,724)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains on investments	5,880,877	7,971,684	4,189,347
Net realized gains on futures	22,576	—	—
Net increase in unrealized appreciation (depreciation) on investments	4,038,979	2,243,547	(2,473,400)
Net increase in unrealized appreciation on futures	9,299	—	—
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	9,951,731	10,215,231	1,715,947
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,359,084	$11,358,870	$1,234,223

See Notes to Financial Statements

RSI Retirement Trust

STATEMENTS OF OPERATIONS (CONTINUED)

YEAR ENDED SEPTEMBER 30, 2006

	INTERNATIONAL EQUITY FUND	ACTIVELY MANAGED BOND FUND	INTERMEDIATE-TERM BOND FUND
NET INVESTMENT INCOME:
Investment Income:
Interest	$103,286	$6,197,565	$1,580,366
Dividends (net of foreign withholding tax of $164,037)	1,498,120	—	—
Securities lending	22,800	2,872	3,870
Total Investment Income	1,624,206	6,200,437	1,584,236
Expenses:
Investment management fees—Note 3A	551,236	432,015	114,479
Shareholder servicing fees and expenses—Note 3B	351,701	550,685	145,926
Custodian fees and expenses	111,592	18,398	6,549
Legal, accounting and auditing fees	89,651	69,449	62,133
Consultant fees	3,946	3,946	3,946
Trustees' fees and expenses—Note 3C	40,784	40,784	40,771
Printing and postage	20,674	20,631	20,680
Insurance	13,678	19,373	5,175
Other	33,815	33,815	33,815
Total Expenses	1,217,077	1,189,096	433,474
Expense Reimbursement—Note 4D	(19,989)	—	—
Net Expenses	1,197,088	1,189,096	433,474
NET INVESTMENT INCOME	427,118	5,011,341	1,150,762
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investments	11,023,781	(75,410)	(149,752)
Net realized losses on foreign currency transactions	(297,161)	—	—
Net increase in unrealized appreciation (depreciation) on investments	429,924	(1,449,023)	(137,833)
Net increase in unrealized appreciation on foreign currency transactions	63,573	—	—
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	11,220,117	(1,524,433)	(287,585)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,647,235	$3,486,908	$863,177

See Notes to Financial Statements

RSI Retirement Trust

STATEMENTS OF CHANGES IN NET ASSETS

	CORE EQUITY FUND		VALUE EQUITY FUND
	Year Ended 9/30/2006	Year Ended 9/30/2005	Year Ended 9/30/2006	Year Ended 9/30/2005
OPERATIONS:
Net investment income	$407,353	$849,053	$1,143,639	$1,030,432
Net realized gains	5,903,453	11,951,982	7,971,684	5,117,733
Net increase in unrealized appreciation	4,048,278	3,981,023	2,243,547	6,032,724
Net increase in net assets	10,359,084	16,782,058	11,358,870	12,180,889
CAPITAL TRANSACTIONS:
Value of units sold	9,250,572	12,575,030	9,626,639	12,153,268
Value of units redeemed	(17,606,508)	(44,802,005)	(14,530,505)	(30,353,703)
Net decrease in net assets	(8,355,936)	(32,226,975)	(4,903,866)	(18,220,435)
Net increase (decrease)	2,003,148	(15,444,917)	6,455,004	(6,019,546)
NET ASSETS at beginning of year	128,207,755	143,652,672	96,216,245	102,235,791
NET ASSETS at end of year	$130,210,903	$128,207,755	$102,671,249	$96,216,245
UNIT TRANSACTIONS:*
Units outstanding at beginning of year	15,000,570	18,902,480	9,548,870	11,425,110
Units sold	1,034,122	1,539,710	918,831	1,272,380
Units redeemed	(1,968,976)	(5,441,620)	(1,380,496)	(3,148,620)
Net decrease	(934,854)	(3,901,910)	(461,665)	(1,876,240)
Units outstanding at end of year	14,065,716	15,000,570	9,087,205	9,548,870
	EMERGING GROWTH EQUITY FUND		INTERNATIONAL EQUITY FUND
	Year Ended 9/30/2006	Year Ended 9/30/2005	Year Ended 9/30/2006	Year Ended 9/30/2005
OPERATIONS:
Net investment income (loss)	$(481,724)	$(522,924)	$427,118	$228,064
Net realized gains (losses)	4,189,347	11,092,217	10,726,620	10,586,794
Net increase (decrease) in unrealized appreciation (depreciation)	(2,473,400)	(1,521,074)	493,497	6,987,599
Net increase in net assets	1,234,223	9,048,219	11,647,235	17,802,457
CAPITAL TRANSACTIONS:
Value of units sold	5,323,934	7,310,242	6,569,565	6,310,332
Value of units redeemed	(10,025,156)	(22,104,237)	(8,804,470)	(22,161,354)
Net decrease in net assets	(4,701,222)	(14,793,995)	(2,234,905)	(15,851,022)
Net increase (decrease)	(3,466,999)	(5,745,776)	9,412,330	1,951,435
NET ASSETS at beginning of year	61,627,030	67,372,806	63,112,090	61,160,655
NET ASSETS at end of year	$58,160,031	$61,627,030	$72,524,420	$63,112,090
UNIT TRANSACTIONS:*
Units outstanding at beginning of year	7,280,190	9,117,520	4,697,020	5,993,380
Units sold	611,744	914,090	443,696	525,655
Units redeemed	(1,157,537)	(2,751,420)	(594,498)	(1,822,015)
Net decrease	(545,793)	(1,837,330)	(150,802)	(1,296,360)
Units outstanding at end of year	6,734,397	7,280,190	4,546,218	4,697,020

  *  Unit transactions have been restated for all periods reflected for a ten for one (Core Equity Fund, Value Equity Fund, Emerging Growth Equity Fund) and a five for one (International Equity Fund) unit split which occurred after close of business on May 8, 2006.

See Notes to Financial Statements

RSI Retirement Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	ACTIVELY MANAGED BOND FUND		INTERMEDIATE-TERM BOND FUND
	Year Ended 9/30/2006	Year Ended 9/30/2005	Year Ended 9/30/2006	Year Ended 9/30/2005
OPERATIONS:
Net investment income	$5,011,341	$5,485,553	$1,150,762	$1,323,350
Net realized losses	(75,410)	(809,054)	(149,752)	(375,894)
Net decrease in unrealized depreciation	(1,449,023)	(1,247,320)	(137,833)	(220,500)
Net increase in net assets	3,486,908	3,429,179	863,177	726,956
CAPITAL TRANSACTIONS:
Value of units sold	12,907,883	14,628,425	3,304,450	3,034,685
Value of units redeemed	(15,481,992)	(37,083,771)	(4,527,123)	(10,219,700)
Net decrease in net assets	(2,574,109)	(22,455,346)	(1,222,673)	(7,185,015)
Net increase (decrease)	912,799	(19,026,167)	(359,496)	(6,458,059)
NET ASSETS at beginning of year	108,456,876	127,483,043	29,029,689	35,487,748
NET ASSETS at end of year	$109,369,675	$108,456,876	$28,670,193	$29,029,689
UNIT TRANSACTIONS:*
Units outstanding at beginning of year	10,165,800	12,274,930	3,265,135	4,075,455
Units sold	1,205,528	1,387,130	370,151	344,600
Units redeemed	(1,444,932)	(3,496,260)	(507,074)	(1,154,920)
Net decrease	(239,404)	(2,109,130)	(136,923)	(810,320)
Units outstanding at end of year	9,926,396	10,165,800	3,128,212	3,265,135

  *  Unit transactions have been restated for all periods reflected for a five for one unit split which occurred after close of business on May 8, 2006.

See Notes to Financial Statements

RSI Retirement Trust

FINANCIAL HIGHLIGHTS

	CORE EQUITY FUND
	Year Ended
	9/30/2006	9/30/2005	9/30/2004	9/30/2003	9/30/2002
Per Unit Operating Performance:*+
Net Asset Value, beginning of the year	$8.55	$7.60	$7.05	$6.08	$8.02
Income (Loss) from Investment Operations:
Net investment income	0.03	0.05	0.02	— **	0.04
Net realized and unrealized gain (loss) on investments and futures	0.68	0.90	0.53	0.97	(1.98)
Total from Investment Operations	0.71	0.95	0.55	0.97	(1.94)
Net Asset Value, end of the year	$9.26	$8.55	$7.60	$7.05	$6.08
Total Return	8.34%	12.46%	7.74%	16.02%	(24.19)%
Ratios/Supplemental Data:
Ratios to average net assets
Total Expenses	(1.20)%	(1.18)%	(1.17)%	(1.10)%	(1.04)%
Net Expenses	(1.18)%	(1.17)%	(1.17)%	(1.10)%	(1.04)%
Net investment income (loss)	0.31%	0.59%	0.23%	(0.06)%	0.46%
Portfolio turnover rate	35.90%	61.73%	52.45%	120.81%	39.24%
Net Assets, end of the year ($1,000's)	$130,211	$128,208	$143,653	$153,062	$128,882
	VALUE EQUITY FUND
	Year Ended
	9/30/2006	9/30/2005	9/30/2004	9/30/2003	9/30/2002
Per Unit Operating Performance:*+
Net Asset Value, beginning of the year	$10.08	$8.95	$7.56	$6.41	$7.75
Income (Loss) from Investment Operations:
Net investment income	0.12	0.09	0.07	0.06	0.07
Net realized and unrealized gain (loss) on investments	1.10	1.04	1.32	1.09	(1.41)
Total from Investment Operations	1.22	1.13	1.39	1.15	(1.34)
Net Asset Value, end of the year	$11.30	$10.08	$8.95	$7.56	$6.41
Total Return	12.15%	12.61%	18.31%	17.95%	(17.22)%
Ratios/Supplemental Data:
Ratios to average net assets
Total Expenses	(1.25)%	(1.25)%	(1.24)%	(1.32)%	(1.26)%
Net Expenses	(1.24)%	(1.25)%	(1.24)%	(1.32)%	(1.24)%
Net investment income	1.17%	0.99%	0.82%	0.91%	0.84%
Portfolio turnover rate	29.72%	22.40%	51.63%	77.13%	47.13%
Net Assets, end of the year ($1,000's)	$102,671	$96,216	$102,236	$80,423	$65,726

  *  For a unit outstanding throughout the period using average units basis.

  **  Less than $0.01 per unit.

  +  Financial highlights per unit amounts have been restated for all periods reflected for a ten for one unit split which occurred after close of business on May 8, 2006.

See Notes to Financial Statements

RSI Retirement Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

	EMERGING GROWTH EQUITY FUND
	Year Ended
	9/30/2006	9/30/2005	9/30/2004	9/30/2003	9/30/2002
Per Unit Operating Performance:*+
Net Asset Value, beginning of the year	$8.47	$7.39	$6.28	$5.11	$7.48
Income (Loss) from Investment Operations:
Net investment loss	(0.07)	(0.06)	(0.07)	(0.05)	(0.13)
Net realized and unrealized gain (loss) on investments	0.24	1.14	1.18	1.22	(2.24)
Total from Investment Operations	0.17	1.08	1.11	1.17	(2.37)
Net Asset Value, end of the year	$8.64	$8.47	$7.39	$6.28	$5.11
Total Return	2.07%	14.56%	17.62%	23.06%	(31.73)%
Ratios/Supplemental Data:
Ratios to average net assets
Total Expenses	(1.88)%	(1.83)%	(1.83)%	(1.96)%	(1.99)%
Net Expenses	(1.84)%	(1.79)%	(1.83)%	(1.96)%	(1.97)%
Net investment loss	(0.79)%	(0.77)%	(1.02)%	(0.98)%	(1.73)%
Portfolio turnover rate	74.54%	129.49%	88.67%	161.68%	98.10%
Net Assets, end of the year ($1,000's)	$58,160	$61,627	$67,373	$68,237	$52,867
	INTERNATIONAL EQUITY FUND
	Year Ended
	9/30/2006	9/30/2005	9/30/2004	9/30/2003	9/30/2002
Per Unit Operating Performance:*+
Net Asset Value, beginning of the year	$13.44	$10.20	$8.73	$7.57	$9.11
Income (Loss) from Investment Operations:
Net investment income	0.09	0.04	0.06	0.09	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.42	3.20	1.41	1.07	(1.58)
Total from Investment Operations	2.51	3.24	1.47	1.16	(1.54)
Net Asset Value, end of the year	$15.95	$13.44	$10.20	$8.73	$7.57
Total Return	18.71%	31.67%	16.86%	15.35%	(16.89)%
Ratios/Supplemental Data:
Ratios to average net assets
Total Expenses	(1.77)%	(1.86)%	(1.61)%	(1.70)%	(1.71)%
Net Expenses	(1.74)%	(1.85)%	(1.61)%	(1.70)%	(1.71)%
Net investment income	0.62%	0.34%	0.63%	1.13%	0.48%
Portfolio turnover rate	81.99%	90.95%	98.88%	24.50%	17.60%
Net Assets, end of the year ($1,000's)	$72,524	$63,112	$61,161	$57,042	$44,696

  *  For a unit outstanding throughout the period using average units basis.

  +  Financial highlights per unit amounts have been restated for all periods reflected for a ten for one (Emerging Growth Equity Fund) and a five for one (International Equity Fund) unit split which occurred after close of business on May 8, 2006.

See Notes to Financial Statements

RSI Retirement Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

	ACTIVELY MANAGED BOND FUND
	Year Ended
	9/30/2006	9/30/2005	9/30/2004	9/30/2003	9/30/2002
Per Unit Operating Performance:*+
Net Asset Value, beginning of the year	$10.67	$10.39	$10.10	$9.83	$9.11
Net Income (Loss) from Investment Operations:
Net investment income	0.50	0.46	0.43	0.51	0.53
Net realized and unrealized gain (loss) on investments	(0.15)	(0.18)	(0.14)	(0.24)	0.19
Total from Investment Operations	0.35	0.28	0.29	0.27	0.72
Net Asset Value, end of the year	$11.02	$10.67	$10.39	$10.10	$9.83
Total Return	3.30%	2.72%	2.83%	2.73%	7.97%
Ratios/Supplemental Data:
Ratios to average net assets
Total Expenses	(1.10)%	(1.09)%	(1.03)%	(0.93)%	(0.89)%
Net investment income	4.64%	4.38%	4.20%	5.11%	5.69%
Portfolio turnover rate	8.61%	29.07%	53.28%	77.69%	28.28%
Net Assets, end of the year ($1,000's)	$109,370	$108,457	$127,483	$134,277	$131,720
	INTERMEDIATE-TERM BOND FUND
	Year Ended
	9/30/2006	9/30/2005	9/30/2004	9/30/2003	9/30/2002
Per Unit Operating Performance:*+
Net Asset Value, beginning of the year	$8.89	$8.71	$8.57	$8.43	$8.10
Income (Loss) from Investment Operations:
Net investment income	0.36	0.34	0.27	0.27	0.39
Net realized and unrealized loss on investments	(0.09)	(0.16)	(0.13)	(0.13)	(0.06)
Total from Investment Operations	0.27	0.18	0.14	0.14	0.33
Net Asset Value, end of the year	$9.16	$8.89	$8.71	$8.57	$8.43
Total Return	3.04%	2.09%	1.59%	1.66%	4.15%
Ratios/Supplemental Data:
Ratios to average net assets
Total Expenses	(1.51)%	(1.47)%	(1.38)%	(1.37)%	(1.33)%
Net investment income	4.02%	3.87%	3.11%	3.20%	4.73%
Portfolio turnover rate	14.27%	30.62%	71.15%	99.53%	71.62%
Net Assets, end of the year ($1,000's)	$28,670	$29,030	$35,488	$38,204	$40,577

  *  For a unit outstanding throughout the period using average units basis.

  +  Financial highlights per unit amounts have been restated for all periods reflected for a five for one unit split which occurred after close of business on May 8, 2006.

See Notes to Financial Statements

RSI Retirement Trust

NOTES TO FINANCIAL STATEMENTS

NOTE 1. GENERAL

Participation in RSI Retirement Trust ("the Trust") is limited to IRAs and trusts established by eligible employers, which include banks, savings banks, credit unions, savings and loan associations and other organizations. Such trusts are exempt from taxation under Section 501(a) of the Internal Revenue Code ("Code") and have been established under pension or profit sharing plans that are qualified under Section 401 of the Code ("Participating Plans").

In order to provide investment products to Participating Plans, the Trust operates, pursuant to an Agreement and Declaration of Trust amended effective as of August 31, 1984 ("Trust Agreement"), as a series fund currently issuing, as of September 30, 2006, six classes of an unlimited number of units of beneficial interest in the Core Equity Fund, Value Equity Fund, Emerging Growth Equity Fund, International Equity Fund, Actively Managed Bond Fund, and Intermediate-Term Bond Fund ("Investment Funds"). The Trust Agreement was amended in 1984 to provide for the continued operation of the Trust as an open-end management investment company under the Investment Company Act of 1940. Retirement System Distributors Inc. ("Distributors") acts as the primary distributor of the Investment Funds' units of beneficial interest. Distributors is a wholly-owned subsidiary of Retirement System Group Inc. ("RSGroup®"). The officers of the Trust are also officers of RSGroup® and its subsidiaries.

RSGroup® is a full service retirement benefits consulting firm, serving both tax-qualified and non-qualified retirement plans. It provides consulting, administrative, recordkeeping, trust, custodial, distribution and investment advisory services through five wholly-owned subsidiary companies.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

A.  Securities Valuation. Except for debt securities with remaining maturities of 60 days or less, investments for which market prices are available are valued as follows:

1.  each listed equity security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported closing price or bid price;

2.  United States government and agency obligations and certain other debt obligations are valued based upon bid quotations from various market makers for identical or similar obligations;

3.  short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings.

Debt securities with remaining maturities of 60 days or less are valued on the basis of amortized cost. In the absence of an ascertainable market value, investments are valued at their fair value as determined by the officers of the Trust using methods and procedures reviewed and approved by the Trust's Board of Trustees ("Trustees").

Investments and other assets and liabilities denominated in foreign currencies are translated daily to United States dollars at the prevailing rates of exchange. Purchases and sales of securities, including transaction costs and income receipts, are translated into United States dollars at the prevailing exchange rates on the respective transaction dates. Foreign currency exchange rates are generally determined as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time). The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The value of the assets of the International Equity Fund and the value of the foreign securities held by the other Investment Funds, as measured in United States dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Occasionally, events affecting the values of such securities and such exchange rates may occur between the close of trading for such securities and the time as of which the value of the Trust's assets is calculated. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trustees or in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies

RSI Retirement Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, the Trust does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

B.  Securities Transactions and Investment Income. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on a specific cost basis. Dividend income is recognized on the ex-dividend date or when the dividend information is known; interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the interest method. Paydown gains and losses on mortgage-backed securities are recorded as adjustments to interest income.

C.  Repurchase Agreements. The Investment Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Investment Funds' adviser, subject to the sellers' agreement to repurchase and the Funds' agreement to resell such securities at a mutually agreed upon price. The collateral received in the repurchase agreements is deposited with the Investment Funds' custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying collateral falls below the value of the repurchase price plus accrued interest, the Investment Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Investment Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

D.  Securities Lending. The Investment Funds lend their securities to other market participants and receive compensation in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Investment Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Investment Funds.

Collateral is recognized as an asset and the obligation to return the collateral is recognized as a liability in all cases where cash collateral is received.

E.  Dividends to Unitholders. The Trust does not normally declare nor pay dividends on its net investment income or capital gains.

F.  Federal Income Taxes. The Trust has received a determination letter from the Internal Revenue Service stating that it is exempt from taxation under Section 501(a) of the Internal Revenue Code ("Code") with respect to funds derived from Participating Plans which are pension or profit sharing trusts maintained in conformity with Section 401 of the Code.

G.  Accounting Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the year. Actual results could differ from those estimates.

H.  Allocation Methods. The Trust accounts separately for the assets, liabilities and operations of each Investment Fund. Expenses directly attributable to each Investment Fund are charged to that Investment Fund's operations; expenses that are applicable to all Investment Funds are allocated evenly, or by another appropriate basis, among the Investment Funds.

Administrative expenses incurred by the Trust relating to the administration of Plans of Participation are charged to Full Participation Employers (as defined in the Trust Agreement) and are not included in the operation of the Investment Funds.

I.  Financial Futures Contracts. The Investment Funds may enter into financial futures contracts that require initial margin deposits of cash or U.S. government securities equal to approximately 10% of the value of the contract. During the period the financial futures are open, changes in the value of the contracts are recognized by marking-to-market on a daily basis to reflect the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. Each Investment Fund is exposed to market risk as a result of movements in securities, values and interest rates.

RSI Retirement Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

J.  Options Valuation. The Investment Funds may write call options on equity securities. Premiums received for call options written are recorded as a liability and marked-to-market daily to reflect the current value of the option written. If the written option is not exercised prior to expiration, the premium received is treated as a realized gain. If the written option is exercised, the premium received is added to the sale proceeds of the underlying security. For the year ended September 30, 2006, the Investment Funds did not write any options on equity securities.

K.  Forward Currency Contracts. A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by an Investment Fund as unrealized appreciation or depreciation. When the forward is closed, the Investment Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. An Investment Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

As of September 30, 2006, the International Equity Fund had outstanding forward currency contracts as set forth below. These contracts are reported in the financial statements as the Fund's net unrealized appreciation of $2,961, which is the difference between the forward foreign exchange rates at the dates of entry into the contracts, and the forward rates at September 30, 2006.

Currency	Delivery Date	Contract Value	Market Value	Unrealized Appreciation (Depreciation)
Short Contracts
Czech Koruna	12/27/06	$385,922	$386,118	$(196)
Euro	10/31/06	1,435,323	1,427,802	7,521
Hungarian Forint	11/22/06	367,472	371,778	(4,306)
Total Short Contracts		$2,188,717	$2,185,698	$3,019
Long Contracts
Canadian Dollar	10/02/06	$4,198	$4,163	$(35)
Euro	10/02/06	4,999	4,996	(3)
Euro	10/03/06	24,481	24,468	(13)
Japanese Yen	10/03/06	23,972	23,965	(7)
Total Long Contracts		$57,650	$57,592	$(58)
Net Unrealized Appreciation				$2,961

NOTE 3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A.  Investment Management Fees. Retirement System Investors Inc. ("RSI"), a wholly-owned subsidiary of RSGroup®, is the investment adviser to the Trust and retains sub-advisers to manage each of the Investment Funds. The Investment Funds pay RSI an investment advisory fee to provide general oversight with respect to portfolio management and compliance matters, that includes reporting of Investment Fund and sub-adviser performance to the Trustees and its Investment Committee, sub-advisory portfolio analysis, and presentations to unitholders. Fees incurred by RSI pursuant to the provisions of its investment management contracts are payable monthly to RSI and quarterly to all sub-advisers.

Under a "manager of managers" contract between the Trust and RSI, the Core Equity Fund, Emerging Growth Equity Fund and International Equity Fund each pay an advisory fee to RSI as the investment adviser (Total Advisory Fee, below) at the annual fee schedules shown, based on the respective Fund's average daily net assets. From the total advisory fee, RSI pays an annual fee rate to the Investment Funds' sub-advisers (Sub-Advisory Fee, below).

RSI Retirement Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Total Advisory Fee	Sub-Adviser	Sub-Advisory Fee
CORE EQUITY FUND

0.52% on first $250 million, 0.48% over $250 million	RCM Capital Management LLC	0.40% on first $100 million, 0.25% on next $300 million, 0.20% on next $600 million, 0.15% over $1 billion

	Northern Trust Investments, N.A.	0.16% on first $25 million, 0.10% on next $25 million, 0.06% on next $50 million, 0.04% over $100 million

EMERGING GROWTH EQUITY FUND

1.04% on first $150 million, 0.94% over $150 million	Batterymarch Financial Management, Inc.	0.85% on first $ 25 million, 0.70% on next $75 million, 0.60% over $100 million

	Neuberger Berman Management Inc.	0.80%

INTERNATIONAL EQUITY FUND

0.80%	Julius Baer Investment Management LLC	0.80% on first $20 million, 0.60% on next $20 million, 0.50% on next $60 million, 0.40% over $100 million

The Value Equity Fund, Actively Managed Bond Fund and Intermediate-Term Bond Fund pay an advisory fee to RSI as the investment adviser (Total Advisory Fee, below) at the annual fee rates shown, based on the respective Investment Fund's average daily net assets. From the total advisory fees, RSI retains 0.20% per annum based on the average daily net assets of the Value Equity Fund and 0.15% per annum based on the average daily net assets of the Actively Managed Bond Fund and the Intermediate-Term Bond Fund. RSI pays an annual fee to the Value Equity Fund's sub-adviser (Sub-Advisory Fee, below), based on its average daily net assets as shown in the table. The sub-adviser to the Actively Managed Bond Fund and Intermediate-Term Bond Fund is paid by RSI the annual fee, also as indicated below, based on the combined average daily net assets of these two Investment Funds.

Total Advisory Fee	Sub-Adviser	Sub-Advisory Fee
VALUE EQUITY FUND

0.55% on first $150 million, 0.50% over $150 million	Shay Assets Management, Inc.	0.35% on first $150 million, 0.30% over $150 million

ACTIVELY MANAGED BOND AND INTERMEDIATE-TERM BOND FUNDS

0.40% on first $150 million, 0.35% over $150 million	Shay Assets Management, Inc.	0.25% on first $150 million, 0.20% over $150 million

RSI Retirement Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

B.  Shareholder Servicing Fees. For the year ended September 30, 2006, shareholder servicing fees and expenses consisted of fees paid to Retirement System Consultants Inc., ("RSC", a subsidiary of RSGroup®) under a contract for providing administrative services for the Investment Funds. Pursuant to the terms of the contract each of the Investment Funds pays 0.50% per annum of average daily net assets to RSC. Additionally, on January 26, 2006, the Board of Trustees approved an amendment to the administrative services contract, effective February 1, 2006, which provided for an additional annual service fee payable to RSC in the amount of $50,000, per annum, prorated among the Investment Funds based on average assets.

C.  Trustee Compensation. Each Trustee who is not an officer of the Trust receives an annual fee of $15,000 and a fee of $950 per meeting attended, or $400 for a telephonic meeting.

Each Trustee is eligible to participate in a non-qualified Code Section 457 unfunded deferred compensation plan (the "Plan"), which permits deferral of annual fees and meeting fees earned each calendar year up to the lesser of $15,000 or 100% of such fees. Compensation deferred is distributable in full upon retirement or earlier termination from services as a Trustee unless deferred to a later date in accordance with the Plan's provisions. Minimum distributions are required beginning as of the April 1st following attainment of age 70-1/2. Earlier distributions are permitted only for an "unforeseeable emergency" as defined in the Plan.

D.  Indemnifications. In the normal course of business the Trust enters into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 4. SECURITIES TRANSACTIONS

A.  Securities Transactions Summary. The following summarizes the securities transactions, other than short-term securities, by the various Investment Funds for the year ended September 30, 2006:

	Purchases	Sales
Core Equity Fund	$45,924,577	$52,984,045
Value Equity Fund	28,297,272	28,809,292
Emerging Growth Equity Fund	44,412,585	50,337,274
International Equity Fund	54,517,418	58,825,639
Actively Managed Bond Fund	14,199,198	8,779,414
Intermediate-Term Bond Fund	3,913,026	4,590,940

B.  Unrealized Appreciation (Depreciation). For Federal income tax purposes, the aggregate cost and net unrealized appreciation (depreciation) on securities consisting of gross unrealized appreciation and gross unrealized depreciation at September 30, 2006 for each of the Investment Funds was as follows:

	Aggregate Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation
Core Equity Fund	$111,843,483	$23,081,064	$26,851,939	$(3,770,875)
Value Equity Fund	88,227,386	21,835,403	23,057,218	(1,221,815)
Emerging Growth Equity Fund	58,963,429	7,744,969	9,981,877	(2,236,908)
International Equity Fund	62,590,227	11,027,342	12,361,954	(1,334,612)
Actively Managed Bond Fund	109,923,390	750,813	2,219,363	(1,468,550)
Intermediate-Term Bond Fund	29,930,299	(287,175)	158,244	(445,419)

C.  Securities Lending. The following summarizes the market value of securities that were on loan to brokers and the value of securities and cash held as collateral for these loans at September 30, 2006. The cash collateral received was invested into repurchase agreements.

RSI Retirement Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	Value of Securities Loaned	Value of Collateral
Core Equity Fund	$4,972,790	$5,023,243
Value Equity Fund	6,538,178	6,694,985
Emerging Growth Equity Fund	7,850,398	8,123,678
International Equity Fund	1,305,073	1,332,391
Actively Managed Bond Fund	1,990,425	2,003,656
Intermediate-Term Bond Fund	1,142,738	1,156,975

These securities lending arrangements may result in significant credit exposure in the event the counterparty to the transaction is unable to fulfill its contractual obligations. In accordance with industry practice, the securities lending agreements are generally collateralized by cash or securities with a market value in excess of the Investment Funds' obligations under the contracts. The Investment Funds attempt to minimize credit risk associated with these activities by monitoring broker credit exposure and collateral values on a daily basis and requiring additional collateral to be deposited with or returned by the Investment Funds when deemed necessary.

D.  Commission Recapture Agreements. Under written commission recapture agreements, the Trust has asked each of its equity Investment Fund sub-advisers to direct a subset of security trades, subject to obtaining the best price and execution, to certain brokers. The portion of the commission that is recaptured is used solely to reduce the expenses of the respective equity Investment Fund that generated the commission. For the year ended September 30, 2006, these arrangements reduced the expenses of the Core Equity, Value Equity, Emerging Growth Equity and International Equity Funds, by $13,312, $5,523, $20,832 and $19,989, respectively.

NOTE 5. UNIT SPLIT

After the close of business on May 8, 2006, each of the Investment Funds of the Trust underwent a unit split. Trust unitholders received additional units for each fund unit owned, according to a unit split ratio approved by the Trustees, and the price per unit was adjusted accordingly. A split ratio of ten for one was implemented for the Core Equity, Value Equity and Emerging Growth Equity Funds. A split ratio of five for one was implemented for the International Equity, Actively Managed Bond and Intermediate-Term Bond Funds.

NOTE 6. INVESTMENT RISKS

Equity Funds. Investing in mutual funds involves risk. The equity funds of the Trust (Core Equity, Value Equity, Emerging Growth Equity and International Equity Funds) are subject to stock market risk. Stocks held by the funds may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, the Emerging Growth Equity Fund typically invests in the stocks of small-cap companies. Investing in such companies involves greater risk than investing in the securities of larger, more established companies, as they often have limited product lines, markets or financial resources, and may also be subject to less liquidity.

Non-U.S. Equities. The International Equity Fund and certain other of the Investment Funds invest in securities of foreign entities or securities denominated in foreign currencies that involve risks not typically involved in domestic investments. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. To the extent an Investment Fund invests in companies in emerging market countries it is exposed to additional volatility. An Investment Fund's performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

RSI Retirement Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Bond Funds. The bond funds of the Trust (the Actively Managed Bond and Intermediate-Term Bond Funds) are subject to several major types of risks that could cause the value of a bond fund to decline. These include credit risk (the chance that an issuer of a bond will default by failing to make either interest payments or to repay principal at maturity or that a bond will have its credit rating downgraded); interest rate risk (the decline in bond values as a result of a rise in interest rates); inflation risk (the chance that the value of an investment will be eroded with inflation, the increase in the cost of goods and services); and prepayment risk (the chance that a bond issuer will prepay it at a time when interest rates have declined).

NOTE 7. SUBSEQUENT EVENT

On September 21, 2006, the Trust's Board of Trustees met and approved several changes related to the investment management of the Value Equity Fund. The Board terminated Shay Assets Management, Inc. as sub-adviser of the Value Equity Fund, effective as of the close of business on November 14, 2006. Effective November 15, 2006, the Board appointed LSV Asset Management ("LSV"), Chicago, Illinois, and DePrince, Race & Zollo, Inc., ("DRZ"), Winter Park, Florida, to separately sub-advise two thirds and one third of the Fund's assets. Also effective November 15, 2006, under the Investment Advisory Agreement between RSI and the Trust, the Value Equity Fund will pay RSI an annual advisory fee of 0.54% on the first $150 million of the fund's average daily net assets and 0.48% on assets in excess of $150 million. Under the terms of the Investment Sub-advisory Agreement between RSI and LSV, on the first $25 million in assets under management by LSV, RSI will pay LSV 0.30% per annum of the average daily assets, 0.25% on the next $25 million, 0.20% on the next $50 million, 0.15% on the next $100 million and on assets in excess of $200 million, a flat fee of 0.20%. Under the terms of the Investment Sub-advisory Agreement between RSI and DRZ, on the first $45 million in assets under management by DRZ, RSI will pay DRZ 0.55% per annum of the average daily assets and 0.50% on assets in excess of $45 million.

NOTE 8. RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, the Staff of the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin No. 108 ("SAB 108"). SAB 108 expresses the SEC Staff's views regarding the process of quantifying financial statement misstatements; requiring evaluation of errors originating in the current year statement of operations and those existing in the current year statement of assets and liabilities, irrespective of the year or years of origination. SAB 108 is effective for fiscal years ending after November 15, 2006 and the Trust will adopt its provisions in the fiscal year ending September 30, 2007. The Trust believes that adoption of the provisions of SAB 108 will require the recording of post-retirement benefit liabilities which will reduce the net asset value of each fund by 0.16% as of October 1, 2006. The Trust also believes that the adoption of the provisions of SAB 108 will not have a material effect on any other aspect of the Trust's financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Unitholders of
RSI Retirement Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of RSI Retirement Trust (the "Trust", comprised of Core Equity Fund, Value Equity Fund, Emerging Growth Equity Fund, International Equity Fund, Actively Managed Bond Fund and Intermediate-Term Bond Fund) as of September 30, 2006 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the two years in the period ended September 30, 2003, were audited by other independent auditors whose report dated November 7, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights as stated above, present fairly, in all material respects, the financial position of each of the respective funds constituting RSI Retirement Trust as of September 30, 2006, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York
November 15, 2006

RSI Retirement Trust

OFFICERS AND SERVICE PROVIDERS (UNAUDITED)

OFFICERS

William Dannecker, President

Stephen P. Pollak, Esq., Executive Vice President, Counsel, Secretary and Chief Compliance Officer

John F. Saunders, Executive Vice President

Stephen A. Hughes, Senior Vice President

G. Michael Morgenroth, Senior Vice President

William J. Pieper, Senior Vice President and Treasurer

Philip J. Adriani, Jr., Vice President and Anti-Money Laundering Compliance Officer

Veronica A. Fisher, Vice President and Assistant Treasurer

Elizabeth Bello, First Vice President

Cindy McDonald, First Vice President

Amy Morneweck, First Vice President

Jan M. Schultz, Ph.D., First Vice President

Pedro Frias, Second Vice President

Maureen Hamblin, Second Vice President

Gary Pallatta, Second Vice President

Regina Verzosa, Second Vice President

CONSULTANTS

Actuarial—Retirement System Consultants Inc.

Administrative and Recordkeeping—Retirement System Consultants Inc.

INVESTMENT ADVISER

Retirement System Investors Inc.

SUB-ADVISERS

Batterymarch Financial Management, Inc.

Julius Baer Investment Management LLC

Neuberger Berman Management Inc.

Northern Trust Investments, N.A.

RCM Capital Management LLC

Shay Assets Management, Inc.

CUSTODIAN

Custodial Trust Company

DISTRIBUTOR

Retirement System Distributors Inc.

TRANSFER AGENT

Retirement System Consultants Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Anchin, Block & Anchin LLP

COUNSEL

Willkie Farr & Gallagher LLP

RSI Retirement Trust

TRUSTEES AND SENIOR OFFICERS (UNAUDITED)

The following table gives background information about each member of the Trust's Board of Trustees ("Trustees") and its senior officers. The table separately lists Trustees who are Interested Persons of the Trust and those who are Independent Trustees. As of September 30, 2006, 78% of the Trustees are Independent Trustees. Trustees are Interested Persons of the Trust if they are Directors or officers of Retirement System Investors Inc. or its parent Retirement System Group Inc. ("RSGroup®") or by virtue of their executive positions with plan sponsors of plans of participation in the Trust that held an interest in RSGroup® stock. The address of each Trustee and senior officer listed is RSI Retirement Trust, 150 East 42nd Street, New York, NY 10017. Each member of the Board of Trustees oversees all six Investment Fund portfolios in RSI Retirement Trust and is elected for a three-year term.

INTERESTED TRUSTEES

Joseph R. Ficalora†	Trustee
Birth Date: August 12, 1946	Began Serving: 2002

Principal Occupation(s) During Past 5 Years and Other Directorships Held

Trustee of the Trust; President and Chief Executive Officer and a Director of New York Community Bancorp, Inc. and former Chairman; President and Chief Executive Officer of New York Community Bank and former Chairman; Director of the Federal Home Loan Bank of New York; member of the Federal Reserve Bank Thrift Institutions Advisory Council; Past Chairman of the former Community Bankers Association of New York State and member of the Executive Committee; Director of the New York State Bankers Association and Metropolitan Area Division Chairman; Director of Asset Management Fund Large Cap Equity Institutional Fund, Inc.; President of the Queens Library Foundation Board; Director of the Queens Chamber of Commerce and a member of its Executive Committee; Director or Trustee of Queens College Foundation; Queensborough Community College Fund; Flushing Cemetery; Queens Borough Public Library; Forest Park Trust; and New York Hall of Science; and a member of the Advisory Council of the Queens Museum of Art.

William A. McKenna, Jr.††	Trustee
Birth Date: December 26, 1936	Began Serving: 1998

Principal Occupation(s) During Past 5 Years and Other Directorships Held

Trustee of the Trust; Chairman Emeritus, Ridgewood Savings Bank, Ridgewood, New York; Director of St. Vincent's Services; Director of Boys Hope Girls Hope; Director of Asset Management Fund Large Cap Equity Institutional Fund, Inc.; Director of Asset Management Fund; Director of Retirement System Group Inc.; Director of RSGroup Trust Company; Director of The Calvary Fund; Director of American Institute of Certified Public Accountants; Director of Irish Educational Development Foundation; Trustee of the Catholic University of America; Member of U.S. Advisory Board for All Hallows College; Member of NYC Leadership Council for Habitat for Humanity; Director of St. Aloysius School; and Member of the Hofstra University Zarb School of Business Strategic Partnership Board.

  †  Mr. Ficalora is an Interested Person of the Trust because he is an executive officer of a plan sponsor of a plan of participation in the Trust that held an interest in RSGroup® stock.

  ††  Mr. McKenna is an Interested Person of the Trust because he is a Director of RSGroup®.

RSI Retirement Trust

TRUSTEES AND SENIOR OFFICERS (UNAUDITED) (CONTINUED)

INDEPENDENT TRUSTEES

Herbert G. Chorbajian	Trustee
Birth Date: September 4, 1938	Began Serving: 1994

Principal Occupation(s) During Past 5 Years and Other Directorships Held

Trustee of the Trust; Director of Charter One Financial, Inc. from November 1998 to September 2004 and Vice Chairman from November 1998 to June 2003; Chairman and Chief Executive Officer from October 1990 and President and Director from June 1985 to November 1998 of ALBANK, FSB, Albany, New York; Chairman, President and Chief Executive Officer of ALBANK Financial Corporation, Albany, New York from December 1991 to November 1998; Director or Trustee of the Northeast Health Foundation, Inc.; the Albany Cemetery Association; and Empire State Certified Development Corp.

Thomas F. Collins	Trustee
Birth Date: July 31, 1943	Began Serving: 2004

Principal Occupation(s) During Past 5 Years and Other Directorships Held

Trustee of the Trust; Principal of Collins & Associates Inc. since 2005; Principal of HAS Associates Inc. from 1990 to 2004; Director of South Shore Mental Health Center, Quincy Mass, since 1984.

Candace Cox	Trustee
Birth Date: August 26, 1951	Began Serving: 1992

Principal Occupation(s) During Past 5 Years and Other Directorships Held

Trustee of the Trust; Trustee, American Red Cross Endowment; Director, National Association of Corporate Directors; Managing Director, Emerald Capital Advisors, LLC; formerly President and Chief Investment Officer, Bell Atlantic (formerly NYNEX) Asset Management Company from November 1995 to May 1998; previously Principal Investment Officer, City of New York.

James P. Cronin	Trustee
Birth Date: June 10, 1945	Began Serving: 1997

Principal Occupation(s) During Past 5 Years and Other Directorships Held

Trustee of the Trust; President, Treasurer and Chief Executive Officer of Dime Bank, Norwich, Connecticut; Director or Trustee of Norwich Free Academy; St. Jude Common; John S. Blackmar Fund; W.W. Backus Hospital; RSGroup Trust Company; and Integrated Day Charter School Foundation.

Joseph L. Mancino	Trustee
Birth Date: July 20, 1937	Began Serving: 2000

Principal Occupation(s) During Past 5 Years and Other Directorships Held

Trustee of the Trust; Director of New York Community Bancorp, Inc.; formerly Chairman and Chief Executive Officer of The Roslyn Savings Bank, Jericho, New York and Vice Chairman, President and Chief Executive Officer of Roslyn Bancorp, Inc.; Director of Helen Keller Services For The Blind; Theodore Roosevelt Council-Boy Scouts of America; Interfaith Nutrition Network; National Center for Disability Services; Winthrop Hospital; and SBLI USA.

RSI Retirement Trust

TRUSTEES AND SENIOR OFFICERS (UNAUDITED) (CONTINUED)

INDEPENDENT TRUSTEES (CONTINUED)

William L. Schrauth	Trustee
Birth Date: April 25, 1935	Began Serving: 1981

Principal Occupation(s) During Past 5 Years and Other Directorships Held

Trustee of the Trust; retired President and Chief Executive Officer, Partners Trust Bank (formerly The Savings Bank of Utica), Utica, New York from August 1977 to December 2000; Interim Executive Director for the Community Foundation of Herkimer & Oneida Counties, Inc. from August 2001 to July 2002; and Director of RSGroup Trust Company.

Raymond L. Willis	Trustee
Birth Date: January 12, 1936	Began Serving: 1985

Principal Occupation(s) During Past 5 Years and Other Directorships Held

Trustee of the Trust; private investments; Chairman, U.T.C. Pension Trust, Ltd.; President, U.T. Insurance Ltd.; Director of Association of Private Pension and Welfare Plans; and Trustee of Employee Benefits Research Institute.

SENIOR OFFICERS

William Dannecker	President
Birth Date: December 5, 1939	Began Employment: 1968

Principal Occupation(s) During Past 5 Years and Other Directorships Held

President of the Trust; Trustee from May 1987 to March 2004 and from January 2005 to December 2005; Chairman of the Board of Directors of Retirement System Group Inc.; Director of Retirement System Investors Inc.; Director of Retirement System Consultants Inc.; Director of Retirement System Distributors Inc.; Director of RSG Insurance Agency Inc.; and Chairman of the Board of Directors, President and Chief Executive Officer of RSGroup Trust Company.

William J. Pieper	Senior Vice President and Treasurer
Birth Date: October 30, 1951	Began Employment: 2004

Principal Occupation(s) During Past 5 Years and Other Directorships Held

Senior Vice President and Treasurer of the Trust; Senior Vice President, Trust Services of Retirement System Group Inc.; Senior Vice President, Trust Services of RSGroup Trust Company; formerly Vice President, Manager of Fiduciary Services, People's Bank, Bridgeport, Connecticut from August 1985 to April 2004.

Stephen P. Pollak	Executive Vice President, Counsel, Secretary and Chief Compliance Officer
Birth Date: August 27, 1945	Began Employment: 1986

Principal Occupation(s) During Past 5 Years and Other Directorships Held

Executive Vice President, Counsel, Secretary and Chief Compliance Officer of the Trust; Director, Executive Vice President, Counsel and Secretary of Retirement System Group Inc.; Director, Vice President and Secretary of Retirement System Consultants Inc.; Director, Vice President, Secretary and Chief Compliance Officer of Retirement System Distributors Inc.; Director, Vice President and Secretary of Retirement System Investors Inc.; Director and President of RSG Insurance Agency Inc.; Director, Executive Vice President, Counsel and Secretary of RSGroup Trust Company; and Secretary of The Multi-Bank Association of Delaware, Newark, Delaware.

RSI Retirement Trust

ADDITIONAL INFORMATION (UNAUDITED)

ANNUAL BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

On September 21, 2006, the Trustees, including the Independent Trustees, approved the continuation of the Trust's Investment Advisory Agreements with RSI with respect to each Investment Fund for an additional one-year period. In approving the continuation of the Trust's Investment Advisory Agreements, the Trustees, including the Independent Trustees, reviewed and considered: (i) the reasonableness of the advisory fees in light of the nature and quality of advisory services provided and any additional benefits received by the adviser or its affiliates in connection with providing services to the Trust; (ii) the Investment Funds' investment performance compared to selected peer groups, and to appropriate indices or combination of indices; (iii) the nature, quality, cost and extent of administrative and shareholder services performed by RSI and affiliated companies; (iv) the Investment Funds' expense ratios, and expense ratios of similar funds; (v) economies of scale; (vi) the terms of the Investment Advisory Agreements; and (vii) the overall organization of RSI, as well as RSI's profitability and financial condition.

In addition, the Board reviewed the Consolidated Code of Ethics adopted by RSI, and determined that it contains provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts by Trust personnel in connection with their personal transactions in securities held or to be acquired by the Trust.

In making their determination regarding the nature and quality of RSI's services, the Trustees considered the expertise and experience of its portfolio managers and research staff, the firm's investment style and process, and the level and process of monitoring the managers and sub-advisers conducted by RSI's research teams. The Trustees received reports prepared by RSI, showing comparative fee and performance information of the Investment Funds and peer groups, and rankings within the relevant categories. The Trustees compared performance to previously agreed upon performance measures, including those of Lipper Inc. and Morningstar, Inc., independent providers of mutual fund data. In reviewing performance, the Trustees particularly reviewed the relative rankings of each Investment Fund, and with respect to those Investment Funds with rankings below the second quartile in its category (Emerging Growth and Value Equity Funds), the measures taken to achieve improved performance in the future.

With respect to administrative services, the Trustees considered statistical analyses prepared by RSI, staffing, and the resources of RSI and its affiliates in executing the services. The Trustees analyzed the structure and duties of RSI's accounting, operations, legal and compliance departments. The Trustees reviewed each Investment Fund's expense ratio, and where applicable, the Trustees considered that the Investment Funds' advisory and sub-advisory fee structures reflect breakpoints, which permit fee reductions resulting from economies of scale.

With respect to RSI's organization, the Board reviewed confidential financial statements relating to the firm's profitability and financial condition, and the Trustees considered RSI's relationships with its affiliates and the resources available to them. The Trustees noted that each of the Investment Funds is managed by a sub-adviser, and RSI does not derive any benefit from soft dollar arrangements with respect to portfolio transactions of the Investment Funds.

Based on their evaluation of all material factors, the Trustees, including the Independent Trustees, concluded that the existing advisory fee structures are fair and reasonable, and that the existing Investment Advisory Agreements with RSI should be continued.

On September 21, 2006, the Trustees, including all of the Independent Trustees, also reviewed, considered and approved continuation of the Sub-Investment Advisory Agreements with respect to each of the applicable Investment Funds (subject to the modification noted at the end of the following paragraph) for an additional one-year period. In approving each of the Sub-Investment Advisory Agreements, the Trustees considered the nature and quality of the services reasonably anticipated to be provided and the results reasonably anticipated to be achieved by each of the sub-advisers; the amount and structure of each sub-adviser's fees generally and the fees payable under each Sub-Investment Advisory Agreement; comparative fee information of the Investment Funds and representative peer groups; each Investment Fund's investment performance compared to selected peer groups, including those of Lipper Inc. and Morningstar, Inc., independent providers of mutual fund data, and to an appropriate combination of indices; economies of scale; the terms of the Sub-Investment Advisory Agreements; and the management personnel and operations of each of the sub-advisers. As noted above, the materials provided to the Trustees by RSI contained comparative fee, performance and ranking information. The Trustees also considered the level of assistance and diligence provided by each sub-adviser with respect to compliance and other matters and that the sub-advisory fees are paid by RSI and not by the Investment Funds.

RSI Retirement Trust

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

The Trustees considered that potential benefits to the sub-advisers and their affiliates as a result of their relationship with the Investment Funds might include brokerage commissions received by affiliates of the sub-advisers, and the sub-advisers' ability to use soft dollar credits. The Trustees also noted that no sub-adviser is affiliated with RSI and concluded that the level of profitability of sub-advisers should not be a controlling factor, given that the sub-advisory fees were negotiated at arm's length and that all the sub-advisers were paid by RSI and not by the Trust. The Sub-Investment Advisory Agreement with Shay Assets Management, Inc. ("Shay") was modified at the Board meeting held on September 21, 2006 by relieving Shay of the management of the Value Equity Fund, effective at the close of business on November 14, 2006. (See Note 7 of the Notes to Financial Statements.)

In addition, the Trustees were advised by Trust management that the Codes of Ethics of the sub-advisers contain provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts by each Investment Fund's personnel in connection with their personal transactions in securities held or acquired by the respective Investment Funds.

After requesting and reviewing such information as they deemed necessary, the Trustees concluded that the continuation of the Sub-Investment Advisory Agreements (subject to the modification noted above) was in the best interests of each Investment Fund and its unitholders.

PROXY VOTING GUIDELINES

The Trust's proxy voting guidelines, used to determine how to vote proxies relating to portfolio securities, are available upon request, free of charge, by calling RSI Retirement Trust at 800-772-3615 or by writing to RSI Retirement Trust, 150 East 42nd Street, 27th Floor, New York, NY 10017.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-772-3615; or by writing to RSI Retirement Trust, 150 East 42nd Street, 27th Floor, New York, NY 10017; and (ii) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Trust provides a complete list of each Investment Fund's holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the RSI Retirement Trust's semi-annual and annual reports to unitholders. For the first and third quarters, the RSI Retirement Trust files the lists with the SEC on Form N-Q. Unitholders can find the RSI Retirement Trust's Form N-Q on the SEC's website at www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information ("SAI") contains additional information about the Trust's Board of Trustees and its senior officers. The SAI is available to unitholders without charge, by calling 800-772-3615, or on the SEC's website at www.sec.gov.

DESCRIPTIONS OF INDEXES AND LIPPER PEER GROUP CLASSIFICATIONS

General—An index has no investment adviser and is not subject to brokerage commissions or other expenses. If an index had expenses, its returns would be lower. One cannot invest directly in an index.

S&P 500® Index—The index is a market-capitalization weighted benchmark generally considered to be representative of the broad U.S. equity market. The index consists of 500 widely held stocks chosen for market size, liquidity and industry group representation. Although the index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, it is also considered a proxy for the total domestic equity market.

Russell 1000® Growth Index—An index that measures the performance of the large-cap growth segment of the U.S. equity market, which is comprised of Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

RSI Retirement Trust

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

Russell 1000® Value Index—An index that measures the performance of the large-cap value segment of the U.S. equity market, which is comprised of Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index—An index that measures the performance of 2,000 small company securities (growth and value, with a dollar-weighted average market capitalization of approximately $0.90 billion on September 30, 2006).

MSCI EAFE® Index—An index that is a free-float adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The index covers more than 20 countries in Europe, Australia and the Far East.

Lehman Brothers U.S. Aggregate Bond Index—This index consists of U.S. government, corporate, mortgage-backed and asset-backed issues with both intermediate-term maturities (one to ten years) and long-term maturities (over ten years).

Lehman Brothers Intermediate U.S. Government Index—This index consists of approximately 80% of U.S. Treasury issues and 20% of U.S. government agency issues with maturities ranging from one to ten years.

Lipper Large-Cap Growth Funds—This classification is comprised of funds, as designated by Lipper Inc., that invest in large companies, typically those that have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Large-Cap Value Funds—This classification is comprised of funds, as designated by Lipper Inc., that invest in large companies, generally those that are considered to be undervalued relative to the S&P 500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Small-Cap Core Funds—This classification is comprised of funds, as designated by Lipper Inc., that invest in small companies, with wide latitude in the type of small companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Lipper International Large-Cap Core Funds—This classification is comprised of funds, as designated by Lipper Inc., that invest at least 75% of their equity assets in large companies strictly outside of the U.S. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

Lipper General U.S. Government Funds—This is a fixed-income fund classification that is comprised of funds, as designated by Lipper Inc., that invest primarily in U.S. government and agency issues.

Lipper Short-Intermediate U.S. Government Funds—This is a fixed-income classification that is comprised of funds, as designated by Lipper Inc., that invest primarily in securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities, with dollar-weighted average maturities of one to five years.

RSI Retirement Trust

NOTES

RSI Retirement Trust

NOTES

Broker/Dealer

Retirement System
Distributors Inc.

150 East 42nd Street, 27th Floor
New York, NY 10017-5633
1-800-772-3615
www.rsgroup.com

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as an Exhibit.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.  The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)   (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

The Registrant’s Board of Trustees has designated Trustee James P. Cronin as the audit committee’s financial expert (“ACFE”).  After evaluating Mr. Cronin’s financial expertise as President, Treasurer, and Chief Executive Officer of Dime Bank, Norwich, Connecticut, the Board concluded that Mr. Cronin be added to the audit committee as an ACFE.  Mr. Cronin is an “independent” member of the Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2005 - $140,000

2006 - $149,000

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2005 - $0

2006 - $0

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2005 - $0

2006 - $0

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2005 - $0

2006 - $0

(e)           (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee reviews all matters involving the Trusts independent accountants, including engagement letters and accountant presentations addressing the scope of an audit.  Audit related matters are presented to the Board of Trustees for consideration, with a recommendation from the audit committee.  All services provided to the Trust by independent accountants are pre-approved by the audit committee.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

100%.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

2005 - $15,353

2006 - $0

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The audit committee has reviewed the non-audit services provided by the Trusts independent accountants to the Trust’s investment adviser and entities under common control with the investment adviser and has determined that providing such services is compatible with maintaining the accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.

(a)          If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6.     Schedule of Investments.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit.  A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RSI Retirement Trust

By (Signature and Title)*	/s/ William Dannecker
William Dannecker, President

Date	12/ 7 /06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William Dannecker
William Dannecker, President

Date	12/ 7 /06

By (Signature and Title)*	/s/ William J. Pieper
William J Pieper, Treasurer

Date	12/ 7 /06

* Print the name and title of each signing officer under his or her signature.